     As filed with the Securities and Exchange Commission on April 12, 2012


                                                     Registration No. 333-147508
                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
         Registration Statement Under the Securities Act of 1933          [ ]
                  Pre-Effective Amendment No.                             [ ]
                  Post-Effective Amendment No. 4                          [X]
         Registration Statement Under the Investment Company Act of 1940
                  Amendment No. 55                                        [X]


                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                              ---------------------


                               Nicholas D. Latrenta
                   Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                                1095 Avenue of the Americas
                               New York, NY 10036
                     (Name and address of agent for service)



                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Payne, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415




It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on April 30, 2012 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under certain Variable Universal Life Insurance Policies.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED APRIL 30, 2012 TO THE
                        PROSPECTUS DATED APRIL 30, 2012

   This supplement revises certain information in the April 30, 2012 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by Metropolitan Life Insurance Company. You should read and retain this supplement.

   We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.



9233

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED APRIL 30, 2012 TO THE
                        PROSPECTUS DATED APRIL 30, 2012

   If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

   1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

   2. You will not be subject to the monthly Policy Charge.

   3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.




9235

                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
                   Metropolitan Life Separate Account UL of
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                           New York, New York 10166

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

   You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":


METROPOLITAN SERIES FUND--CLASS A


Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio

MSCI EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio


Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)

AllianceBernstein Global Dynamic Allocation Portfolio--Class B

American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio--Class B

AQR Global Risk Balanced Portfolio--Class B


BlackRock Global Tactical Strategies Portfolio--Class B

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio--Class B

Invesco Small Cap Growth Portfolio
Janus Forty Portfolio

JPMorgan Global Active Allocation Portfolio--Class B

Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MetLife Aggressive Strategy Portfolio

MetLife Balanced Plus Portfolio--Class B

MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio


PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio

Schroders Global Multi-Asset Portfolio--Class B

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                APRIL 30, 2012

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
 SUMMARY OF BENEFITS AND RISKS...........................................  A-4
    Benefits of the Policy...............................................  A-4
    Risks of the Policy..................................................  A-5
    Risks of the Portfolios..............................................  A-7
 FEE TABLES..............................................................  A-7
    Transaction Fees.....................................................  A-7
    Periodic Charges Other Than Portfolio Operating Expenses.............  A-9
    Annual Portfolio Operating Expenses.................................. A-11
 HOW THE POLICY WORKS.................................................... A-15
 THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS.................... A-16
    The Company.......................................................... A-16
    The Separate Account................................................. A-16
    The Portfolios....................................................... A-16
    Share Classes of the Portfolios...................................... A-20
    Certain Payments We Receive with Regard to the Portfolios............ A-20
    Selection of the Portfolios.......................................... A-20
    Voting Rights........................................................ A-21
    Rights Reserved by MetLife........................................... A-21
 THE POLICIES............................................................ A-22
    Purchasing a Policy.................................................. A-22
    Replacing Existing Insurance......................................... A-22
    Policy Owner and Beneficiary......................................... A-22
    24 Month Conversion Right............................................ A-23
    Exchange Right....................................................... A-23
 PREMIUMS................................................................ A-23
    Flexible Premiums.................................................... A-23
    Amount Provided for Investment under the Policy...................... A-24
    Right to Examine Policy.............................................. A-24
    Allocation of Net Premiums........................................... A-24
 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE... A-25
    Payment of Proceeds.................................................. A-26
 CASH VALUE.............................................................. A-26
 DEATH BENEFITS.......................................................... A-27
    Death Proceeds Payable............................................... A-28
    Change in Death Benefit Option....................................... A-28
    Increase in Face Amount.............................................. A-29
    Reduction in Face Amount............................................. A-29
 SURRENDERS AND PARTIAL WITHDRAWALS...................................... A-30
    Surrender............................................................ A-30
    Partial Withdrawal................................................... A-30
 TRANSFERS............................................................... A-32
    Transfer Option...................................................... A-32
 AUTOMATED INVESTMENT STRATEGIES......................................... A-34
 LOANS................................................................... A-35

                                                                                         PAGE
                                                                                         ----
LAPSE AND REINSTATEMENT................................................................. A-36
   Lapse................................................................................ A-36
   Reinstatement........................................................................ A-37
ADDITIONAL BENEFITS BY RIDER............................................................ A-37
THE FIXED ACCOUNT....................................................................... A-38
   General Description.................................................................. A-38
   Values and Benefits.................................................................. A-38
   Policy Transactions.................................................................. A-38
CHARGES................................................................................. A-39
   Deductions from Premiums............................................................. A-40
   Surrender Charge..................................................................... A-40
   Partial Withdrawal Charge............................................................ A-41
   Transfer Charge...................................................................... A-41
   Illustration of Benefits Charge...................................................... A-41
   Monthly Deduction from Cash Value.................................................... A-41
   Loan Interest Spread................................................................. A-44
   Charges Against the Portfolios and the Investment Divisions of the Separate Account.. A-44
TAX CONSIDERATIONS...................................................................... A-44
   Introduction......................................................................... A-44
   Tax Status of the Policy............................................................. A-44
   Tax Treatment of Policy Benefits..................................................... A-45
   MetLife's Income Taxes............................................................... A-49
DISTRIBUTION OF THE POLICIES............................................................ A-49
LEGAL PROCEEDINGS....................................................................... A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................................. A-51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................................... A-51
FINANCIAL STATEMENTS.................................................................... A-52
GLOSSARY................................................................................ A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST..................... A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES...... A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (and, with respect to a
                              face amount increase, in
                              the first ten Policy years
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT OF        Monthly                   $15 in Policy year 1         $15 in Policy year 1
 $50,000 OR GREATER BUT                                 $8 in Policy years 2+        $8 in Policy years 2+
 LESS THAN $250,000
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000 of  $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         base Policy face amount in   of base Policy face
                                                        first eight Policy years/6/  amount

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                         Monthly           $.02 to $.25 per $1,000 of   $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount                Option amount

 CHARGE FOR A MALE                   Monthly           $.03 per $1,000 of Option    $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                       amount
 PREFERRED NONSMOKER
 RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000 of  $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        rider face amount           of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
-------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000 of  $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        net amount at risk          of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
-------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
-------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
-------------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2011. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.27%   1.26%



   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                                                        CONTRACTUAL
                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.83%          --         0.12%      --       0.95%       0.10%       0.85%
Barclays Capital Aggregate Bond Index
 Portfolio....................................   0.25%          --         0.03%      --       0.28%       0.01%       0.27%
BlackRock Aggressive Growth Portfolio.........   0.73%          --         0.04%      --       0.77%          --       0.77%
BlackRock Bond Income Portfolio...............   0.34%          --         0.03%      --       0.37%       0.01%       0.36%
BlackRock Diversified Portfolio...............   0.46%          --         0.05%      --       0.51%          --       0.51%

                                                                                                      CONTRACTUAL
                                                         DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- --------------- -------- --------- --------- ------------- ---------
BlackRock Large Cap Value Portfolio.........   0.63%            --       0.03%        --     0.66%       0.03%       0.63%
BlackRock Legacy Large Cap Growth
 Portfolio..................................   0.71%            --       0.02%        --     0.73%       0.01%       0.72%
Davis Venture Value Portfolio...............   0.70%            --       0.03%        --     0.73%       0.05%       0.68%
FI Value Leaders Portfolio..................   0.67%            --       0.07%        --     0.74%          --       0.74%
Jennison Growth Portfolio...................   0.62%            --       0.02%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio......   0.90%            --       0.06%        --     0.96%       0.08%       0.88%
Loomis Sayles Small Cap Growth
 Portfolio..................................   0.90%            --       0.06%        --     0.96%       0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio.........   0.81%            --       0.03%        --     0.84%          --       0.84%
MetLife Conservative Allocation Portfolio...   0.09%            --       0.02%     0.53%     0.64%       0.01%       0.63%
MetLife Conservative to Moderate Allocation
 Portfolio..................................   0.07%            --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.......   0.25%            --       0.05%     0.01%     0.31%       0.00%       0.31%
MetLife Moderate Allocation Portfolio.......   0.06%            --          --     0.64%     0.70%       0.00%       0.70%
MetLife Moderate to Aggressive Allocation
 Portfolio..................................   0.06%            --       0.01%     0.69%     0.76%       0.00%       0.76%
MetLife Stock Index Portfolio...............   0.25%            --       0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio...............   0.54%            --       0.05%        --     0.59%          --       0.59%
MFS(R) Value Portfolio......................   0.70%            --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio................   0.30%            --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio..........   0.82%            --       0.04%        --     0.86%       0.01%       0.85%
Oppenheimer Global Equity Portfolio.........   0.52%            --       0.10%        --     0.62%          --       0.62%
Russell 2000(R) Index Portfolio.............   0.25%            --       0.06%     0.01%     0.32%       0.00%       0.32%
T. Rowe Price Large Cap Growth Portfolio....   0.60%            --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio....   0.49%            --       0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources
 Portfolio..................................   0.78%            --       0.04%     0.02%     0.84%          --       0.84%
Western Asset Management Strategic Bond
 Opportunities Portfolio....................   0.61%            --       0.06%        --     0.67%       0.04%       0.63%
Western Asset Management U.S.
 Government Portfolio.......................   0.47%            --       0.02%        --     0.49%       0.01%       0.48%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.......................   0.64%         0.25%       0.12%     0.02%     1.03%       0.00%       1.03%
American Funds(R) Balanced Allocation
 Portfolio -- Class B.......................   0.06%         0.25%       0.01%     0.37%     0.69%          --       0.69%
American Funds(R) Growth Allocation
 Portfolio -- Class B.......................   0.07%         0.25%       0.01%     0.39%     0.72%          --       0.72%
American Funds(R) Moderate Allocation
 Portfolio -- Class B.......................   0.06%         0.25%       0.01%     0.36%     0.68%          --       0.68%
AQR Global Risk Balanced Portfolio --
 Class B....................................   0.63%         0.25%       0.30%     0.08%     1.26%       0.00%       1.26%
BlackRock Global Tactical Strategies
 Portfolio -- Class B.......................   0.68%         0.25%       0.03%     0.16%     1.12%       0.00%       1.12%
BlackRock Large Cap Core Portfolio --
 Class A....................................   0.59%            --       0.05%        --     0.64%       0.01%       0.63%

                                                                                                      CONTRACTUAL
                                                         DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- --------------- -------- --------- --------- ------------- ---------
Clarion Global Real Estate Portfolio --
 Class A....................................   0.61%            --       0.06%        --     0.67%          --       0.67%
Dreman Small Cap Value Portfolio --
 Class A....................................   0.78%            --       0.07%        --     0.85%       0.00%       0.85%
Harris Oakmark International Portfolio --
 Class A....................................   0.77%            --       0.08%        --     0.85%       0.02%       0.83%
Invesco Balanced-Risk Allocation Portfolio
 -- Class B.................................   0.66%         0.25%       0.15%     0.10%     1.16%       0.00%       1.16%
Invesco Small Cap Growth Portfolio --
 Class A....................................   0.85%            --       0.03%        --     0.88%       0.02%       0.86%
Janus Forty Portfolio -- Class A............   0.63%            --       0.03%        --     0.66%       0.01%       0.65%
JPMorgan Global Active Allocation Portfolio
 -- Class B.................................   0.78%         0.25%       0.11%        --     1.14%       0.00%       1.14%
Lazard Mid Cap Portfolio -- Class A.........   0.69%            --       0.06%        --     0.75%          --       0.75%
Legg Mason ClearBridge Aggressive Growth
 Portfolio -- Class A.......................   0.62%            --       0.03%        --     0.65%          --       0.65%
Lord Abbett Bond Debenture Portfolio --
 Class A....................................   0.50%            --       0.04%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio --
 Class A....................................   0.67%            --       0.06%        --     0.73%       0.02%       0.71%
Met/Franklin Income Portfolio -- Class A....   0.74%            --       0.08%        --     0.82%       0.08%       0.74%
Met/Franklin Mutual Shares Portfolio --
 Class A....................................   0.80%            --       0.07%        --     0.87%       0.00%       0.87%
Met/Franklin Templeton Founding Strategy
 Portfolio -- Class A.......................   0.05%            --       0.01%     0.83%     0.89%       0.01%       0.88%
Met/Templeton Growth Portfolio --
 Class A....................................   0.68%            --       0.14%        --     0.82%       0.02%       0.80%
Met/Templeton International Bond Portfolio
 -- Class A.................................   0.60%            --       0.14%        --     0.74%          --       0.74%
MetLife Aggressive Strategy Portfolio --
 Class A....................................   0.09%            --       0.01%     0.75%     0.85%       0.00%       0.85%
MetLife Balanced Plus Portfolio --
 Class B....................................   0.27%         0.25%       0.02%     0.46%     1.00%       0.00%       1.00%
MFS(R) Emerging Markets Equity Portfolio --
 Class A....................................   0.92%            --       0.17%        --     1.09%          --       1.09%
MFS(R) Research International Portfolio --
 Class A....................................   0.68%            --       0.09%        --     0.77%       0.06%       0.71%
Morgan Stanley Mid Cap Growth Portfolio
 -- Class A.................................   0.65%            --       0.07%        --     0.72%       0.01%       0.71%
PIMCO Inflation Protected Bond Portfolio --
 Class A....................................   0.47%            --       0.04%        --     0.51%          --       0.51%
PIMCO Total Return Portfolio -- Class A.....   0.48%            --       0.03%        --     0.51%          --       0.51%
RCM Technology Portfolio -- Class A.........   0.88%            --       0.07%        --     0.95%          --       0.95%
Schroders Global Multi-Asset Portfolio --
 Class B....................................   0.66%         0.25%       0.12%        --     1.03%       0.00%       1.03%
SSgA Growth and Income ETF Portfolio --
 Class A....................................   0.31%            --       0.01%     0.21%     0.53%          --       0.53%
SSgA Growth ETF Portfolio -- Class A........   0.32%            --       0.03%     0.24%     0.59%          --       0.59%

                                                                                                     CONTRACTUAL
                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
T. Rowe Price Mid Cap Growth Portfolio --
 Class A...................................   0.75%            --       0.03%      --       0.78%        --         0.78%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.36%         0.25%       0.02%      --       0.63%        --         0.63%
American Funds Global Small Capitalization
 Fund......................................   0.70%         0.25%       0.04%      --       0.99%        --         0.99%
American Funds Growth Fund.................   0.32%         0.25%       0.02%      --       0.59%        --         0.59%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.01%      --       0.53%        --         0.53%



   The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.


   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.


   THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METROPOLITAN LIFE INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                               HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE PORTFOLIOS


   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.


   The adviser, sub-adviser and investment objective of each Portfolio are as follows:


METROPOLITAN SERIES FUND                                                         ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                        -----------                       --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited/1/  Long-term growth of capital.
  Portfolio (formerly Artio
  International Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors          To track the performance of the
  Index Portfolio                    Company, LLC                         Barclays U.S. Aggregate Bond
                                                                          Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC              Maximum capital appreciation.
  Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC              A competitive total return primarily
                                                                          from investing in fixed-income
                                                                          securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC              High total return while attempting to
                                                                          limit investment risk and preserve
                                                                          capital.

PORTFOLIO                                        SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                                         -----------                       --------------------

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC               Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC               Long-term growth of capital.
  Growth Portfolio

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/      Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC          Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC               Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                investments in common stocks or
                                                                           other equity securities.

Loomis Sayles Small Cap Growth       Loomis Sayles & Company, L.P.         Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.

MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.

MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Advisors           To track the performance of the
  Portfolio                          Company, LLC                          Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.

MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.

MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors           To track the performance of the
  (formerly Morgan Stanley EAFE(R)   Company, LLC                          MSCI EAFE(R) Index.
  Index Portfolio)

Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.                Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.        Long-term growth of capital and,
  Portfolio                                                                secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.        Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources     Van Eck Associates Corporation        Long-term capital appreciation with
  Portfolio                                                                income as a secondary
                                                                           consideration.

PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

Western Asset Management              Western Asset Management           To maximize total return consistent
  Strategic Bond Opportunities        Company                            with preservation of capital.
  Portfolio

Western Asset Management U.S.         Western Asset Management           To maximize total return consistent
  Government Portfolio                Company                            with preservation of capital and
                                                                         maintenance of liquidity.

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.             Seeks capital appreciation and
  Allocation Portfolio                                                   current income.

American Funds(R) Balanced            N/A                                A balance between a high level of
  Allocation Portfolio                                                   current income and growth of
                                                                         capital, with a greater emphasis on
                                                                         growth of capital.

American Funds(R) Growth Allocation   N/A                                Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                                A high total return in the form of
  Allocation Portfolio                                                   income and growth of capital, with a
                                                                         greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, Inc.       Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,    Seeks capital appreciation and
  Portfolio                           Inc.                               current income.

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC            Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC        Total return through investment in
                                      (formerly ING Clarion Real Estate  real estate securities, emphasizing
                                      Securities LLC)                    both capital appreciation and
                                                                         current income.

Dreman Small Cap Value Portfolio      Dreman Value Management, LLC       Capital appreciation.

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.             Seeks total return.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC       Capital appreciation.

JPMorgan Global Active Allocation     J.P. Morgan Investment             Seeks capital appreciation and
  Portfolio                           Management Inc.                    current income.

Lazard Mid Cap Portfolio              Lazard Asset Management LLC        Long-term growth of capital.

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC          Capital appreciation.
  Growth Portfolio

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC             High current income and the
  Portfolio                                                              opportunity for capital appreciation
                                                                         to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC             Capital appreciation through
                                                                         investments, primarily in equity
                                                                         securities, which are believed to be
                                                                         undervalued in the marketplace.

Met/Franklin Income Portfolio         Franklin Advisers, Inc.            To maximize income while
                                                                         maintaining prospects for capital
                                                                         appreciation.

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

Met/Franklin Mutual Shares          Franklin Mutual Advisers, LLC      Capital appreciation, which may
  Portfolio                                                            occasionally be short-term. The
                                                                       Portfolio's secondary investment
                                                                       objective is income.

Met/Franklin Templeton Founding     N/A                                Primarily seeks capital appreciation
  Strategy Portfolio                                                   and secondarily seeks income.

Met/Templeton Growth Portfolio      Templeton Global Advisors Limited  Long-term capital growth.

Met/Templeton International Bond    Franklin Advisers, Inc.            Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Aggressive Strategy         N/A                                Growth of capital.
  Portfolio

MetLife Balanced Plus Portfolio     Pacific Investment Management      A balance between a high level of
                                    Company LLC                        current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MFS(R) Emerging Markets Equity      Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

MFS(R) Research International       Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

Morgan Stanley Mid Cap Growth       Morgan Stanley Investment          Capital appreciation.
  Portfolio                         Management Inc.

PIMCO Inflation Protected Bond      Pacific Investment Management      Maximum real return, consistent
  Portfolio                         Company LLC                        with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio        Pacific Investment Management      Maximum total return, consistent
                                    Company LLC                        with the preservation of capital and
                                                                       prudent investment management.

RCM Technology Portfolio            RCM Capital Management LLC         Capital appreciation; no
                                                                       consideration is given to income.

Schroders Global Multi-Asset        Schroder Investment Management     Seeks capital appreciation and
  Portfolio                         North America Inc.                 current income.

SSgA Growth and Income ETF          SSgA Funds Management, Inc.        Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio           SSgA Funds Management, Inc.        Growth of capital.

T. Rowe Price Mid Cap Growth        T. Rowe Price Associates, Inc.     Long-term growth of capital.
  Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

American Funds Bond Fund            N/A                                As high a level of current income as
                                                                       is consistent with the preservation
                                                                       of capital.

American Funds Global Small         N/A                                Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund          N/A                                Growth of capital.

American Funds Growth-Income        N/A                                Long-term growth of capital and
  Fund                                                                 income.

----------

/1/Prior to February 1, 2012, Artio Global Management LLC was the sub-adviser to the Portfolio.


/2/Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS


   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%, although we do not currently receive any such payments with respect to the Portfolios offered under the Policies. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For specific information on the amounts we may receive on account of your investment in the Portfolios, you may call 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


   We offer other variable life insurance policies that have different death benefits, Policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, including their eligibility requirements, contact our Designated Office or your registered representative.


REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

   At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.


   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.


RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and                          MetLife
        Ownership Changes                        P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.


   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.


   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

    Face Amount:............. $          350,000
    Death Benefit Option:....  Option A -- Level

    Cash Value:.............. $           12,000
    Surrender Charge:........ $          - 4,900  ($ 14.00 x $350,000/1,000)
                              ------------------
    Cash Surrender Value:.... $            7,100
                                            x 20%
                              ------------------
    Withdrawal Amount:....... $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
                       Excess of Free Withdrawal
                       ----------------------------------     Surrender Charge
 Surrender Charge  x   Face Amount less Surrender Charge  =   On Withdrawal
                                     $710
                       ----------------------------------
      $4,900       x           $350,000 - $4,900          =   $10

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

             Face Amount before Withdrawal................ $350,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Face Amount after Withdrawal................. $348,570

             Surrender Charge before Withdrawal........... $  4,900
              Surrender Charge on Withdrawal.............. -     10
                                                           --------
             Surrender Charge after Withdrawal............ $  4,890

             Cash Value before Withdrawal................. $ 12,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Cash Value after Withdrawal.................. $ 10,570

             Surrender Charge after Withdrawal............ -  4,890
                                                           --------
             Cash Surrender Value after Withdrawal........ $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


   The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.



   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.



   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.


                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.


   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and
(b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.


   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.


   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.


                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.


   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
            1 - 10      5 but < 10 target premiums        0.55%
                        10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
            11 - 19     5 but < 10 target premiums        0.30%
                        10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")


   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.


                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued
August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.


   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.


   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

   The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

   The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE'S INCOME TAXES

   Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

   MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

   Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above.

Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

   Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium in Policy year 2; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS


   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales or account and cash values of these variable insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.


   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc. and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates, MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.


   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)


   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   You may find the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.


   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.


   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.   "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                             NET SINGLE PREMIUM
                                                 FACTOR
                                             ------------------
                   AGE                        MALE     FEMALE
                   ---                        -------  -------
                   30....................... 5.82979   6.59918
                   40....................... 4.11359   4.63373
                   50....................... 2.93292   3.28706
                   60....................... 2.14246   2.40697
                   70....................... 1.64028   1.82665
                   80....................... 1.32530   1.44515
                   90....................... 1.15724   1.22113
                   100...................... 1.08417   1.10646
                   120...................... 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .74% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.74%, 5.22% and 9.19%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35

                           $2,500 ANNUAL PREMIUM FOR

                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THE ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
  1     $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,573  $    1,689  $     1,766
  2      350,000    350,000     350,000       0           0            0    3,095       3,424        3,651
  3      350,000    350,000     350,000       0         306          764    4,565       5,206        5,664
  4      350,000    350,000     350,000   1,737       2,791        3,569    5,984       7,038        7,816
  5      350,000    350,000     350,000   3,755       5,324        6,521    7,348       8,918       10,115
  6      350,000    350,000     350,000   5,388       7,576        9,302    8,655      10,843       12,569
  7      350,000    350,000     350,000   6,961       9,873       12,249    9,901      12,814       15,189
  8      350,000    350,000     350,000   8,804      12,548       15,716   11,091      14,835       18,003
  9      350,000    350,000     350,000  11,770      16,484       20,600   12,914      17,628       21,744
 10      350,000    350,000     350,000  14,674      20,514       25,770   14,674      20,514       25,770
 15      350,000    350,000     350,000  23,140      37,310       52,346   23,140      37,310       52,346
 20      350,000    350,000     350,000  30,459      58,275       92,966   30,459      58,275       92,966
 25      350,000    350,000     350,000  36,125      84,053      155,227   36,125      84,053      155,227
 30      350,000    350,000     350,000  38,754     115,076      251,322   38,754     115,076      251,322
 35      350,000    350,000     465,502  36,446     151,957      401,295   36,446     151,957      401,295
 40      350,000    350,000     676,903  27,295     197,094      632,619   27,295     197,094      632,619
 45      350,000    350,000   1,038,923   1,739     252,019      989,450    1,739     252,019      989,450
 50                 350,000   1,606,000             322,345    1,529,524              322,345    1,529,524
 55                 439,491   2,445,625             418,563    2,329,166              418,563    2,329,166
 60                 546,399   3,582,365             540,989    3,546,896              540,989    3,546,896
 65                 709,653   5,505,678             702,627    5,451,166              702,627    5,451,166
 70                 916,084   8,439,636             907,013    8,356,075              907,013    8,356,075
 75               1,174,899  12,888,685           1,163,266   12,761,074            1,163,266   12,761,074
 80               1,493,891  19,556,131           1,479,100   19,362,506            1,479,100   19,362,506
 85               1,877,948  29,385,202           1,859,354   29,094,259            1,859,354   29,094,259
 86               1,964,413  31,860,030           1,944,964   31,544,584            1,944,964   31,544,584


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

                           $2,500 ANNUAL PREMIUM FOR

                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                DEATH BENEFIT         CASH SURRENDER VALUE ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL            HYPOTHETICAL               ASSUMING HYPOTHETICAL
                GROSS ANNUAL                 GROSS ANNUAL                   GROSS ANNUAL
END OF        RATE OF RETURN OF            RATE OF RETURN OF              RATE OF RETURN OF
POLICY  ----------------------------- ---------------------------    ---------------------------
YEAR       0%       6%        10%       0%       6%         10%        0%       6%         10%
------     --       --        ---       --       --         ---        --       --         ---
  1     $350,000 $350,000 $   350,000 $     0  $     0  $         0  $ 1,265  $ 1,370  $     1,441
  2      350,000  350,000     350,000       0        0            0    2,491    2,781        2,982
  3      350,000  350,000     350,000       0        0            0    3,683    4,238        4,635
  4      350,000  350,000     350,000     580    1,481        2,149    4,827    5,728        6,396
  5      350,000  350,000     350,000   2,334    3,664        4,683    5,927    7,258        8,277
  6      350,000  350,000     350,000   3,715    5,559        7,018    6,982    8,826       10,285
  7      350,000  350,000     350,000   5,042    7,483        9,481    7,982   10,423       12,421
  8      350,000  350,000     350,000   6,630    9,754       12,400    8,917   12,041       14,687
  9      350,000  350,000     350,000   8,639   12,531       15,942    9,783   13,675       17,086
 10      350,000  350,000     350,000  10,569   15,314       19,620   10,569   15,314       19,620
 15      350,000  350,000     350,000  13,595   24,094       35,504   13,595   24,094       35,504
 20      350,000  350,000     350,000  14,416   33,123       57,777   14,416   33,123       57,777
 25      350,000  350,000     350,000  10,684   40,158       88,247   10,684   40,158       88,247
 30               350,000     350,000           41,618      130,135            41,618      130,135
 35               350,000     350,000           30,358      190,410            30,358      190,410
 40                           350,000                       284,480                        284,480
 45                           465,240                       443,086                        443,086
 50                           716,044                       681,947                        681,947
 55                         1,078,892                     1,027,516                      1,027,516
 60                         1,563,634                     1,548,152                      1,548,152
 65                         2,389,232                     2,365,576                      2,365,576
 70                         3,618,937                     3,583,106                      3,583,106
 75                         5,423,405                     5,369,708                      5,369,708
 80                         8,014,567                     7,935,214                      7,935,214
 85                        11,813,655                    11,696,688                     11,696,688
 86                        12,766,391                    12,639,991                     12,639,991


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2011, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                               ALLIANCEBERNSTEIN
                                          GLOBAL   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN            AMERICAN
                                 THEMATIC GROWTH   INTERMEDIATE BOND INTERNATIONAL VALUE    CENTURY VP VISTA
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value          $ 4,293,725            $ 47,397               $ 143             $ 8,658
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                    4,293,725              47,397                 143               8,658
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        30                 111                   2                   4
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      30                 111                   2                   4
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                           $ 4,293,695            $ 47,286               $ 141             $ 8,654
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                      AMERICAN FUNDS
                                  AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                            BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value          $ 4,735,498        $ 52,474,884       $ 118,199,497        $ 71,255,359
  Due from Metropolitan Life
     Insurance Company                        --                 105                  13               1,458
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                    4,735,498          52,474,989         118,199,510          71,256,817
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        39                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      39                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                           $ 4,735,459        $ 52,474,989       $ 118,199,510        $ 71,256,817
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                    AMERICAN FUNDS U.S.
     AMERICAN FUNDS     GOVERNMENT/AAA-         DREYFUS VIF  FIDELITY VIP ASSET        FIDELITY VIP        FIDELITY VIP
      INTERNATIONAL    RATED SECURITIES INTERNATIONAL VALUE     MANAGER: GROWTH          CONTRAFUND       EQUITY-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 524,711            $ 45,545           $ 184,091         $ 1,430,520         $ 2,151,831            $ 18,605
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            524,711              45,545             184,091           1,430,520           2,151,831              18,605
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   6                  30                   4                 182                  16
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   6                  30                   4                 182                  16
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 524,711            $ 45,539           $ 184,061         $ 1,430,516         $ 2,151,649            $ 18,589
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                    FIDELITY VIP        FIDELITY VIP        FIDELITY VIP        FIDELITY VIP
                                    FREEDOM 2010        FREEDOM 2020        FREEDOM 2030        FREEDOM 2050
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 34,148           $ 699,723            $ 56,980            $ 15,438
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       34,148             699,723              56,980              15,438
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         4                   9                  10                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       4                   9                  10                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 34,144           $ 699,714            $ 56,970            $ 15,438
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                           FIDELITY VIP                                    FTVIPT                                  FTVIPT
       FIDELITY VIP          INVESTMENT                             MUTUAL GLOBAL    FTVIPT TEMPLETON    TEMPLETON GLOBAL
        HIGH INCOME          GRADE BOND FIDELITY VIP MID CAP DISCOVERY SECURITIES  FOREIGN SECURITIES     BOND SECURITIES
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- -------------------- ------------------- -------------------
           $ 43,227         $ 1,747,859            $ 613,963            $ 783,963         $ 3,022,199           $ 289,348
                 --                  --                   --                   --                  --                  --
------------------- ------------------- -------------------- -------------------- ------------------- -------------------
             43,227           1,747,859              613,963              783,963           3,022,199             289,348
------------------- ------------------- -------------------- -------------------- ------------------- -------------------
                  4                   7                    5                  128                 414                   3
------------------- ------------------- -------------------- -------------------- ------------------- -------------------
                  4                   7                    5                  128                 414                   3
------------------- ------------------- -------------------- -------------------- ------------------- -------------------
           $ 43,223         $ 1,747,852            $ 613,958            $ 783,835         $ 3,021,785           $ 289,345
=================== =================== ==================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                       GOLDMAN SACHS                            INVESCO V.I.
                                   GOLDMAN SACHS          STRUCTURED        INVESCO V.I.          GOVERNMENT
                                   MID-CAP VALUE    SMALL CAP EQUITY  GLOBAL REAL ESTATE          SECURITIES
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 268,281            $ 50,289         $ 1,491,271            $ 21,492
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      268,281              50,289           1,491,271              21,492
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        33                  30                 627                   1
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      33                  30                 627                   1
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 268,248            $ 50,259         $ 1,490,644            $ 21,491
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                            INVESCO V.I.
        INVESCO V.I.          VAN KAMPEN         JANUS ASPEN
INTERNATIONAL GROWTH            COMSTOCK            BALANCED   JANUS ASPEN FORTY   JANUS ASPEN JANUS JANUS ASPEN OVERSEAS
 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- ------------------- --------------------
            $ 23,414           $ 190,057         $ 1,339,815           $ 702,889           $ 858,101            $ 344,177
                  --                   5                  --                 247                  --                   --
-------------------- ------------------- ------------------- ------------------- ------------------- --------------------
              23,414             190,062           1,339,815             703,136             858,101              344,177
-------------------- ------------------- ------------------- ------------------- ------------------- --------------------
                   7                  --                  27                  --                   7                   42
-------------------- ------------------- ------------------- ------------------- ------------------- --------------------
                   7                  --                  27                  --                   7                   42
-------------------- ------------------- ------------------- ------------------- ------------------- --------------------
            $ 23,407           $ 190,062         $ 1,339,788           $ 703,136           $ 858,094            $ 344,135
==================== =================== =================== =================== =================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                         MFS VIT             MFS VIT             MFS VIT             MFS VIT
                                   GLOBAL EQUITY         HIGH INCOME       NEW DISCOVERY               VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value              $ 5,454           $ 135,792           $ 122,401            $ 44,305
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                        5,454             135,792             122,401              44,305
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        40                 481                   6                   6
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      40                 481                   6                   6
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                               $ 5,414           $ 135,311           $ 122,395            $ 44,299
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                MIST                MIST
     AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK        MIST CLARION         MIST DREMAN
BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE  GLOBAL REAL ESTATE     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 515,999           $ 781,249           $ 401,609       $ 291,613,210        $ 19,560,392            $ 35,944
                 --                  --                  --               2,529                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            515,999             781,249             401,609         291,615,739          19,560,392              35,944
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   3                  --                   5                   6
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   3                  --                   5                   6
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 515,995           $ 781,245           $ 401,606       $ 291,615,739        $ 19,560,387            $ 35,938
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                            MIST
                                  HARRIS OAKMARK        MIST INVESCO                             MIST LAZARD
                                   INTERNATIONAL    SMALL CAP GROWTH    MIST JANUS FORTY             MID CAP
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 27,216,807         $ 4,412,943        $ 12,484,254         $ 5,277,741
  Due from Metropolitan Life
     Insurance Company                        --                  24                  23                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   27,216,807           4,412,967          12,484,277           5,277,741
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        65                  --                  --                  63
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      65                  --                  --                  63
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 27,216,742         $ 4,412,967        $ 12,484,277         $ 5,277,678
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MIST LEGG                                                                                   MIST MET/FRANKLIN
  MASON CLEARBRIDGE    MIST LORD ABBETT    MIST LORD ABBETT   MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING
  AGGRESSIVE GROWTH      BOND DEBENTURE       MID CAP VALUE              INCOME       MUTUAL SHARES            STRATEGY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 12,365,968        $ 25,730,610           $ 120,865           $ 237,486            $ 79,916           $ 275,815
                 --                 383                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         12,365,968          25,730,993             120,865             237,486              79,916             275,815
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                174                  --                   7                   3                   3                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                174                  --                   7                   3                   3                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 12,365,794        $ 25,730,993           $ 120,858           $ 237,483            $ 79,913           $ 275,812
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                              MIST MET/TEMPLETON        MIST METLIFE   MIST MFS EMERGING   MIST MFS RESEARCH
                                          GROWTH AGGRESSIVE STRATEGY      MARKETS EQUITY       INTERNATIONAL
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 53,529        $ 12,471,146            $ 22,950        $ 12,176,273
  Due from Metropolitan Life
     Insurance Company                        --               1,515                  --                 626
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       53,529          12,472,661              22,950          12,176,899
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         3                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       3                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 53,526        $ 12,472,661            $ 22,950        $ 12,176,899
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                     MIST
     MORGAN STANLEY     MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO                                MIST RCM
     MID CAP GROWTH CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN   MIST PIONEER FUND          TECHNOLOGY
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
      $ 178,347,753          $ 1,734,844        $ 10,519,522        $ 47,130,249           $ 175,808        $ 13,216,492
              2,664                   --                  --               1,630                 546                  43
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
        178,350,417            1,734,844          10,519,522          47,131,879             176,354          13,216,535
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    9                  21                  --                  --                  --
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                    9                  21                  --                  --                  --
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
      $ 178,350,417          $ 1,734,835        $ 10,519,501        $ 47,131,879           $ 176,354        $ 13,216,535
=================== ==================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                MIST SSGA GROWTH           MIST SSGA  MIST T. ROWE PRICE  MIST T. ROWE PRICE
                                  AND INCOME ETF          GROWTH ETF     LARGE CAP VALUE      MID CAP GROWTH
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value          $ 4,611,150         $ 3,309,512         $ 1,081,559        $ 25,204,642
  Due from Metropolitan Life
     Insurance Company                        --                   6                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                    4,611,150           3,309,518           1,081,559          25,204,642
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        23                  --                   5                  15
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      23                  --                   5                  15
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                           $ 4,611,127         $ 3,309,518         $ 1,081,554        $ 25,204,627
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

  MIST THIRD AVENUE           MSF ARTIO MSF BARCLAYS CAPITAL       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
    SMALL CAP VALUE INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 806,062        $ 35,919,208        $ 108,763,369       $ 184,990,648        $ 84,064,739       $ 255,554,738
                 --                 353                  218                 147                 466                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            806,062          35,919,561          108,763,587         184,990,795          84,065,205         255,554,738
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 11                  --                   --                  --                  --                 546
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 11                  --                   --                  --                  --                 546
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 806,051        $ 35,919,561        $ 108,763,587       $ 184,990,795        $ 84,065,205       $ 255,554,192
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                       MSF BLACKROCK
                                   MSF BLACKROCK    LEGACY LARGE CAP       MSF BLACKROCK           MSF DAVIS
                                 LARGE CAP VALUE              GROWTH        MONEY MARKET       VENTURE VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 13,313,106         $ 7,367,845        $ 20,793,802        $ 53,650,820
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   13,313,106           7,367,845          20,793,802          53,650,820
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        54                  35              10,594                  28
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      54                  35              10,594                  28
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 13,313,052         $ 7,367,810        $ 20,783,208        $ 53,650,792
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                                            MSF METLIFE
             MSF FI        MSF JENNISON   MSF LOOMIS SAYLES   MSF LOOMIS SAYLES     MSF MET/ARTISAN        CONSERVATIVE
      VALUE LEADERS              GROWTH      SMALL CAP CORE    SMALL CAP GROWTH       MID CAP VALUE          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,065,876        $ 14,166,471        $ 17,444,054         $ 8,179,811        $ 47,189,069         $ 4,371,282
                 --                  15                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          6,065,876          14,166,486          17,444,054           8,179,811          47,189,069           4,371,282
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 47                  --                  70                  32                  80                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 47                  --                  70                  32                  80                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,065,829        $ 14,166,486        $ 17,443,984         $ 8,179,779        $ 47,188,989         $ 4,371,255
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                     MSF METLIFE                                                   MSF METLIFE
                                 CONSERVATIVE TO         MSF METLIFE         MSF METLIFE           MODERATE TO
                             MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- ---------------------
ASSETS:
  Investments at fair value          $ 6,564,572        $ 62,847,551        $ 39,588,334          $ 66,170,231
  Due from Metropolitan Life
     Insurance Company                        --                  64                  --                    16
                             ------------------- ------------------- ------------------- ---------------------
       Total Assets                    6,564,572          62,847,615          39,588,334            66,170,247
                             ------------------- ------------------- ------------------- ---------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        10                  --                  25                    --
                             ------------------- ------------------- ------------------- ---------------------
       Total Liabilities                      10                  --                  25                    --
                             ------------------- ------------------- ------------------- ---------------------
NET ASSETS                           $ 6,564,562        $ 62,847,615        $ 39,588,309          $ 66,170,247
                             =================== =================== =================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                                                MSF                 MSF
        MSF METLIFE             MSF MFS                      MSF MORGAN STANLEY    NEUBERGER BERMAN    NEUBERGER BERMAN
        STOCK INDEX        TOTAL RETURN       MSF MFS VALUE          EAFE INDEX             GENESIS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 668,623,116         $ 7,362,347        $ 52,361,935        $ 59,759,357        $ 79,278,540        $ 69,819,693
              3,051                  --               1,434                 193                 526                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        668,626,167           7,362,347          52,363,369          59,759,550          79,279,066          69,819,694
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   9                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   9                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 668,626,167         $ 7,362,338        $ 52,363,369        $ 59,759,550        $ 79,279,066        $ 69,819,694
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                 MSF OPPENHEIMER    MSF RUSSELL 2000   MSF T. ROWE PRICE   MSF T. ROWE PRICE
                                   GLOBAL EQUITY               INDEX    LARGE CAP GROWTH    SMALL CAP GROWTH
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 37,497,157        $ 51,171,752        $ 42,316,422        $ 86,825,938
  Due from Metropolitan Life
     Insurance Company                        62                  32                 914                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   37,497,219          51,171,784          42,317,336          86,825,938
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        --                  --                  --                 167
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      --                  --                  --                 167
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 37,497,219        $ 51,171,784        $ 42,317,336        $ 86,825,771
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                            MSF WESTERN
        MSF VAN ECK    ASSET MANAGEMENT         MSF WESTERN
     GLOBAL NATURAL      STRATEGIC BOND    ASSET MANAGEMENT           PIMCO VIT           PIMCO VIT         PIONEER VCT
          RESOURCES       OPPORTUNITIES     U.S. GOVERNMENT           ALL ASSET        LOW DURATION    EMERGING MARKETS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 13,179        $ 23,536,045        $ 16,435,856            $ 96,184           $ 945,780           $ 402,026
                 --                 843                  --                  --                 228                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             13,179          23,536,888          16,435,856              96,184             946,008             402,026
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  58                  46                  --                 728
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  58                  46                  --                 728
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 13,179        $ 23,536,888        $ 16,435,798            $ 96,138           $ 946,008           $ 401,298
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                     PIONEER VCT                                                UIF EMERGING
                                   MID CAP VALUE     ROYCE MICRO-CAP     ROYCE SMALL-CAP        MARKETS DEBT
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 134,791           $ 310,458           $ 754,750           $ 420,989
  Due from Metropolitan Life
     Insurance Company                        --                   5                  --                   9
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      134,791             310,463             754,750             420,998
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        11                  --                   8                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      11                  --                   8                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 134,780           $ 310,463           $ 754,742           $ 420,998
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       UIF EMERGING      WELLS FARGO VT
     MARKETS EQUITY   TOTAL RETURN BOND
INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------
          $ 539,545           $ 134,979
                 --                 235
------------------- -------------------
            539,545             135,214
------------------- -------------------
                157                  --
------------------- -------------------
                157                  --
------------------- -------------------
          $ 539,388           $ 135,214
=================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                        ALLIANCEBERNSTEIN
                                                                   GLOBAL THEMATIC GROWTH
                                                                      INVESTMENT DIVISION
                                                           -----------------------------------
                                                                 2011        2010      2009
                                                           --------------- -------- -----------
INVESTMENT INCOME:
     Dividends                                                 $ 18,192     $ 1,486     $ --
                                                           --------------- -------- -----------
EXPENSES:
     Mortality and expense risk charges                         162,987         310      370
                                                           --------------- -------- -----------
        Total expenses                                          162,987         310      370
                                                           --------------- -------- -----------
           Net investment income (loss)                        (144,795)      1,176     (370)
                                                           --------------- -------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --          --       --
     Realized gains (losses) on sale of investments             (40,514)      8,379   (2,773)
                                                           --------------- -------- -----------
           Net realized gains (losses)                          (40,514)      8,379   (2,773)
                                                           --------------- -------- -----------
     Change in unrealized gains (losses) on investments      (1,444,286)      1,480   45,397
                                                           --------------- -------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (1,484,800)      9,859   42,624
                                                           --------------- -------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (1,629,595)   $ 11,035 $ 42,254
                                                           =============== ======== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

   ALLIANCEBERNSTEIN INTERMEDIATE BOND   ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                   INVESTMENT DIVISION                     INVESTMENT DIVISION
---------------------------------------- -------------------------------------
   2011         2010          2009 (a)           2011           2010 (b)
---------- -------------- -------------- ----------------- -------------------
   $ 2,097     $ 2,177             $ 763          $ 7             $  31
---------- -------------- -------------- ----------------- -------------------
       183         139                71           56                 2
---------- -------------- -------------- ----------------- -------------------
       183         139                71           56                 2
---------- -------------- -------------- ----------------- -------------------
     1,914       2,038               692          (49)               29
---------- -------------- -------------- ----------------- -------------------
       170          --                --           --                --
        14       2,172               716          175                 1
---------- -------------- -------------- ----------------- -------------------
       184       2,172               716          175                 1
---------- -------------- -------------- ----------------- -------------------
       563      (1,393)            2,187         (129)               88
---------- -------------- -------------- ----------------- -------------------
       747         779             2,903           46                89
---------- -------------- -------------- ----------------- -------------------
   $ 2,661     $ 2,817           $ 3,595       $   (3)            $ 118
========== ============== ============== ================= ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 AMERICAN CENTURY VP VISTA
                                                                       INVESTMENT DIVISION
                                                           ----------------------------------
                                                              2011        2010        2009
                                                           ----------- ---------- -----------
INVESTMENT INCOME:
     Dividends                                                $ --        $ --        $ --
                                                           ----------- ---------- -----------
EXPENSES:
     Mortality and expense risk charges                         305        519         472
                                                           ----------- ---------- -----------
        Total expenses                                          305        519         472
                                                           ----------- ---------- -----------
           Net investment income (loss)                        (305)      (519)       (472)
                                                           ----------- ---------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --         --          --
     Realized gains (losses) on sale of investments           5,995     12,351     (47,927)
                                                           ----------- ---------- -----------
           Net realized gains (losses)                        5,995     12,351     (47,927)
                                                           ----------- ---------- -----------
     Change in unrealized gains (losses) on investments      (8,184)    (1,947)     67,433
                                                           ----------- ---------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (2,189)    10,404      19,506
                                                           ----------- ---------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (2,494)   $ 9,885    $ 19,034
                                                           =========== ========== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          AMERICAN FUNDS BOND                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
          INVESTMENT DIVISION                                            INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------------------------
   2011             2010            2009             2011                   2010              2009
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
$ 140,691           $ 126,810    $ 116,930        $ 817,781            $ 1,031,490         $ 125,985
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
   35,142              32,377       28,070          493,303                493,443           372,082
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
   35,142              32,377       28,070          493,303                493,443           372,082
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
  105,549              94,433       88,860          324,478                538,047          (246,097)
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
       --                  --           --               --                     --                --
   10,695              (8,911)     (91,981)         (68,423)              (386,466)       (2,366,209)
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
   10,695              (8,911)     (91,981)         (68,423)              (386,466)       (2,366,209)
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
  121,054             122,161      381,938      (13,188,181)            11,810,164        23,159,810
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
  131,749             113,250      289,957      (13,256,604)            11,423,698        20,793,601
--------- ---------------------- ------------ ---------------- ---------------------- -----------------
$ 237,298           $ 207,683    $ 378,817    $ (12,932,126)          $ 11,961,745      $ 20,547,504
========= ====================== ============ ================ ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           AMERICAN FUNDS GROWTH
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                 2011                     2010            2009
                                                           --------------- ------------------------ ---------------
INVESTMENT INCOME:
     Dividends                                                $ 771,098                $ 832,401       $ 607,594
                                                           --------------- ------------------------ ---------------
EXPENSES:
     Mortality and expense risk charges                       1,028,922                  953,940         768,579
                                                           --------------- ------------------------ ---------------
        Total expenses                                        1,028,922                  953,940         768,579
                                                           --------------- ------------------------ ---------------
           Net investment income (loss)                        (257,824)                (121,539)       (160,985)
                                                           --------------- ------------------------ ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --                       --              --
     Realized gains (losses) on sale of investments             658,869                 (328,082)     (1,821,468)
                                                           --------------- ------------------------ ---------------
           Net realized gains (losses)                          658,869                 (328,082)     (1,821,468)
                                                           --------------- ------------------------ ---------------
     Change in unrealized gains (losses) on investments      (6,628,058)              19,817,938      31,985,158
                                                           --------------- ------------------------ ---------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (5,969,189)              19,489,856      30,163,690
                                                           --------------- ------------------------ ---------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (6,227,013)            $ 19,368,317    $ 30,002,705
                                                           =============== ======================== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME                          AMERICAN FUNDS INTERNATIONAL
                       INVESTMENT DIVISION                                   INVESTMENT DIVISION
-------------------------------------------------------- ---------------------------------------------------
     2011                   2010              2009           2011                   2010           2009
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
 $ 1,148,376            $ 1,018,183         $ 922,229     $ 10,736               $ 13,328            $ 1,021
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     594,603                564,494           475,319        9,756                  9,546                222
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     594,603                564,494           475,319        9,756                  9,546                222
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     553,773                453,689           446,910          980                  3,782                799
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
          --                     --                --           --                     --                255
     (58,726)              (336,443)         (956,152)        (605)                  (608)             1,282
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     (58,726)              (336,443)         (956,152)        (605)                  (608)             1,537
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
  (2,428,568)             6,948,053        15,943,649     (108,507)                46,566             19,842
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
  (2,487,294)             6,611,610        14,987,497     (109,112)                45,958             21,379
--------------- ---------------------- ----------------- ------------ ---------------------- ---------------
$ (1,933,521)           $ 7,065,299      $ 15,434,407    $(108,132)              $ 49,740           $ 22,178
=============== ====================== ================= ============ ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                           INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                            2011                 2010                  2009
                                                           ------- ------------------- -----------------------
INVESTMENT INCOME:
     Dividends                                               $ 773             $   683 $              2,005
                                                           ------- ------------------- -----------------------
EXPENSES:
     Mortality and expense risk charges                        601                 596                  265
                                                           ------- ------------------- -----------------------
        Total expenses                                         601                 596                  265
                                                           ------- ------------------- -----------------------
           Net investment income (loss)                        172                  87                1,740
                                                           ------- ------------------- -----------------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                             1,111                 193                  505
     Realized gains (losses) on sale of investments            509                 450                  619
                                                           ------- ------------------- -----------------------
           Net realized gains (losses)                       1,620                 643                1,124
                                                           ------- ------------------- -----------------------
     Change in unrealized gains (losses) on investments        885               1,804               (1,799)
                                                           ------- ------------------- -----------------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       2,505               2,447                 (675)
                                                           ------- ------------------- -----------------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ 2,677             $ 2,534 $              1,065
                                                           ======= =================== =======================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        DREYFUS VIF INTERNATIONAL VALUE                FIDELITY VIP ASSET MANAGER: GROWTH
                    INVESTMENT DIVISION                               INVESTMENT DIVISION
--------------------------------------------------- ------------------------------------------------
     2011                   2010            2009          2011                   2010        2009
------------ ---------------------- --------------- ------------- ------------------- --------------
  $ 4,085                $ 3,367        $ 10,533      $ 23,605               $ 19,264    $ 22,283
------------ ---------------------- --------------- ------------- ------------------- --------------
      798                    876           1,264        11,005                 11,265       6,417
------------ ---------------------- --------------- ------------- ------------------- --------------
      798                    876           1,264        11,005                 11,265       6,417
------------ ---------------------- --------------- ------------- ------------------- --------------
    3,287                  2,491           9,269        12,600                  7,999      15,866
------------ ---------------------- --------------- ------------- ------------------- --------------
       --                     --              --         3,056                  5,857       3,095
     (960)               (14,086)       (185,176)       71,204                 31,417     (19,280)
------------ ---------------------- --------------- ------------- ------------------- --------------
     (960)               (14,086)       (185,176)       74,260                 37,274     (16,185)
------------ ---------------------- --------------- ------------- ------------------- --------------
  (45,726)                19,382         238,024      (205,700)               201,872     427,179
------------ ---------------------- --------------- ------------- ------------------- --------------
  (46,686)                 5,296          52,848      (131,440)               239,146     410,994
------------ ---------------------- --------------- ------------- ------------------- --------------
$ (43,399)               $ 7,787        $ 62,117    $ (118,840)             $ 247,145   $ 426,860
============ ====================== =============== ============= =================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 FIDELITY VIP CONTRAFUND
                                                                     INVESTMENT DIVISION
                                                           --------------------------------------
                                                                2011         2010         2009
                                                           ------------ ------------ ------------
INVESTMENT INCOME:
     Dividends                                              $ 20,916     $ 27,427     $ 43,475
                                                           ------------ ------------ ------------
EXPENSES:
     Mortality and expense risk charges                       10,858       17,497       12,639
                                                           ------------ ------------ ------------
        Total expenses                                        10,858       17,497       12,639
                                                           ------------ ------------ ------------
           Net investment income (loss)                       10,058        9,930       30,836
                                                           ------------ ------------ ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --        1,114          957
     Realized gains (losses) on sale of investments           12,745     (218,742)    (199,492)
                                                           ------------ ------------ ------------
           Net realized gains (losses)                        12,745     (217,628)    (198,535)
                                                           ------------ ------------ ------------
     Change in unrealized gains (losses) on investments      (98,141)     648,547    1,136,586
                                                           ------------ ------------ ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (85,396)     430,919      938,051
                                                           ------------ ------------ ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (75,338)   $ 440,849    $ 968,887
                                                           ============ ============ ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        FIDELITY VIP EQUITY-INCOME               FIDELITY VIP FREEDOM 2010
               INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------- -----------------------------------------
     2011            2010        2009           2011        2010          2009
-------------- -------------- ----------- -------------- ----------- --------------
      $ 637        $ 3,327     $ 4,739          $ 726          $ 654       $ 529
-------------- -------------- ----------- -------------- ----------- --------------
        749            838       1,051            150            109          72
-------------- -------------- ----------- -------------- ----------- --------------
        749            838       1,051            150            109          72
-------------- -------------- ----------- -------------- ----------- --------------
       (112)         2,489       3,688            576            545         457
-------------- -------------- ----------- -------------- ----------- --------------
         --             --          --            176            470         190
      2,625         (5,418)   (392,905)         1,305             67      (1,846)
-------------- -------------- ----------- -------------- ----------- --------------
      2,625         (5,418)   (392,905)         1,481            537      (1,656)
-------------- -------------- ----------- -------------- ----------- --------------
     (8,921)        31,745     405,695         (2,344)         2,036       3,793
-------------- -------------- ----------- -------------- ----------- --------------
     (6,296)        26,327      12,790           (863)         2,573       2,137
-------------- -------------- ----------- -------------- ----------- --------------
   $ (6,408)      $ 28,816    $ 16,478         $ (287)       $ 3,118     $ 2,594
============== ============== =========== ============== =========== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                FIDELITY VIP FREEDOM 2020
                                                                      INVESTMENT DIVISION
                                                           ----------------------------------
                                                               2011         2010      2009
                                                           ----------- --------- ------------
INVESTMENT INCOME:
     Dividends                                             $ 15,422     $ 15,231  $ 19,275
                                                           ----------- --------- ------------
EXPENSES:
     Mortality and expense risk charges                       2,741        2,551     2,094
                                                           ----------- --------- ------------
        Total expenses                                        2,741        2,551     2,094
                                                           ----------- --------- ------------
           Net investment income (loss)                      12,681       12,680    17,181
                                                           ----------- --------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                              2,671        5,440    10,109
     Realized gains (losses) on sale of investments          10,134        2,838   (11,027)
                                                           ----------- --------- ------------
           Net realized gains (losses)                       12,805        8,278      (918)
                                                           ----------- --------- ------------
     Change in unrealized gains (losses) on investments     (33,543)      70,032   149,817
                                                           ----------- --------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                      (20,738)      78,310   148,899
                                                           ----------- --------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (8,057)    $ 90,990 $ 166,080
                                                           =========== ========= ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                       FIDELITY VIP
   FIDELITY VIP FREEDOM 2030           FREEDOM 2050
         INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------------- -------------------
   2011         2010    2009                2011 (c)
---------- --------- ---------- -------------------
$ 1,232      $ 2,018      $ 624            $ 288
---------- --------- ---------- -------------------
    300          364        112               60
---------- --------- ---------- -------------------
    300          364        112               60
---------- --------- ---------- -------------------
    932        1,654        512              228
---------- --------- ---------- -------------------
    172          680        329            1,383
 11,751          710         38           (5,037)
---------- --------- ---------- -------------------
 11,923        1,390        367           (3,654)
---------- --------- ---------- -------------------
(12,843)      11,839      6,395            1,450
---------- --------- ---------- -------------------
   (920)      13,229      6,762           (2,204)
---------- --------- ---------- -------------------
   $ 12     $ 14,883    $ 7,274         $ (1,976)
========== ========= ========== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                  FIDELITY VIP HIGH INCOME
                                                                       INVESTMENT DIVISION
                                                           -------------------------------------
                                                                 2011       2010       2009 (d)
                                                           -------------- ---------- -----------
INVESTMENT INCOME:
     Dividends                                                 $ 2,953      $ 340     $ 2,882
                                                           -------------- ---------- -----------
EXPENSES:
     Mortality and expense risk charges                             27         30          33
                                                           -------------- ---------- -----------
        Total expenses                                              27         30          33
                                                           -------------- ---------- -----------
           Net investment income (loss)                          2,926        310       2,849
                                                           -------------- ---------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                    --         --          --
     Realized gains (losses) on sale of investments                 13       (227)         11
                                                           -------------- ---------- -----------
           Net realized gains (losses)                              13       (227)         11
                                                           -------------- ---------- -----------
     Change in unrealized gains (losses) on investments         (1,768)       801        (647)
                                                           -------------- ---------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                          (1,755)       574        (636)
                                                           -------------- ---------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                        $ 1,171      $ 884     $ 2,213
                                                           ============== ========== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    FIDELITY VIP INVESTMENT GRADE BOND                FIDELITY VIP MID CAP
                   INVESTMENT DIVISION                 INVESTMENT DIVISION
-------------------------------------------- -----------------------------------------
     2011           2010           2009          2011          2010           2009
-------------- -------------- -------------- ------------ ------------- --------------
   $ 54,637       $ 18,206       $ 10,680    $     150         $ 502          $ 119
-------------- -------------- -------------- ------------ ------------- --------------
      6,449          4,314            369        5,725         5,209            142
-------------- -------------- -------------- ------------ ------------- --------------
      6,449          4,314            369        5,725         5,209            142
-------------- -------------- -------------- ------------ ------------- --------------
     48,188         13,892         10,311       (5,575)       (4,707)           (23)
-------------- -------------- -------------- ------------ ------------- --------------
     24,253          5,814            654        1,181         1,027            129
     (3,064)        17,651          3,233       10,846         2,077            613
-------------- -------------- -------------- ------------ ------------- --------------
     21,189         23,465          3,887       12,027         3,104            742
-------------- -------------- -------------- ------------ ------------- --------------
      1,742        (13,312)        (1,678)     (60,535)       83,723         13,131
-------------- -------------- -------------- ------------ ------------- --------------
     22,931         10,153          2,209      (48,508)       86,827         13,873
-------------- -------------- -------------- ------------ ------------- --------------
   $ 71,119       $ 24,045       $ 12,520    $ (54,083)     $ 82,120       $ 13,850
============== ============== ============== ============ ============= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                                 INVESTMENT DIVISION
                                                           -----------------------------------------
                                                                2011          2010           2009
                                                           ------------ ------------- --------------
INVESTMENT INCOME:
     Dividends                                              $ 22,691      $ 10,103        $ 7,899
                                                           ------------ ------------- --------------
EXPENSES:
     Mortality and expense risk charges                        3,892         2,866          4,787
                                                           ------------ ------------- --------------
        Total expenses                                         3,892         2,866          4,787
                                                           ------------ ------------- --------------
           Net investment income (loss)                       18,799         7,237          3,112
                                                           ------------ ------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                              22,139            --         18,638
     Realized gains (losses) on sale of investments          (20,210)       (4,189)      (456,806)
                                                           ------------ ------------- --------------
           Net realized gains (losses)                         1,929        (4,189)      (438,168)
                                                           ------------ ------------- --------------
     Change in unrealized gains (losses) on investments      (59,670)       81,592        609,659
                                                           ------------ ------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (57,741)       77,403        171,491
                                                           ------------ ------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (38,942)     $ 84,640      $ 174,603
                                                           ============ ============= ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

FTVIPT TEMPLETON FOREIGN SECURITIES                  FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------------- ---------------------------------------
    2011                   2010            2009         2011            2010      2009 (e)
------------- --------------------- ---------------- ------------ -------------- -----------
  $ 89,150              $ 164,170       $ 239,754     $ 10,824           $ 60      $ --
------------- --------------------- ---------------- ------------ -------------- -----------
   111,353                239,041          28,000        1,067             89         4
------------- --------------------- ---------------- ------------ -------------- -----------
   111,353                239,041          28,000        1,067             89         4
------------- --------------------- ---------------- ------------ -------------- -----------
   (22,203)               (74,871)        211,754        9,757            (29)       (4)
------------- --------------------- ---------------- ------------ -------------- -----------
        --                     --         268,234        1,216             10        --
   253,750                (50,450)       (421,623)     (12,515)         4,591         5
------------- --------------------- ---------------- ------------ -------------- -----------
   253,750                (50,450)       (153,389)     (11,299)         4,601         5
------------- --------------------- ---------------- ------------ -------------- -----------
  (552,735)               614,425       2,059,948      (11,949)          (171)      239
------------- --------------------- ---------------- ------------ -------------- -----------
  (298,985)               563,975       1,906,559      (23,248)         4,430       244
------------- --------------------- ---------------- ------------ -------------- -----------
$ (321,188)             $ 489,104     $ 2,118,313    $ (13,491)       $ 4,401     $ 240
============= ===================== ================ ============ ============== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               GOLDMAN SACHS MID-CAP VALUE
                                                                       INVESTMENT DIVISION
                                                           --------------------------------------
                                                                2011         2010        2009
                                                           ------------ ------------  -----------
INVESTMENT INCOME:
     Dividends                                               $ 2,221      $ 2,264      $ 5,173
                                                           ------------ ------------ ------------
EXPENSES:
     Mortality and expense risk charges                        1,289        1,356        2,426
                                                           ------------ ------------  -----------
        Total expenses                                         1,289        1,356        2,426
                                                           ------------ ------------  -----------
           Net investment income (loss)                          932          908        2,747
                                                           ------------ ------------  -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --           --           --
     Realized gains (losses) on sale of investments          (27,627)     (13,608)    (540,331)
                                                           ------------ ------------  -----------
           Net realized gains (losses)                       (27,627)     (13,608)    (540,331)
                                                           ------------ ------------  -----------
     Change in unrealized gains (losses) on investments        1,030       84,633      633,578
                                                           ------------ ------------  -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (26,597)      71,025       93,247
                                                           ------------ ------------  -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (25,665)    $ 71,933     $ 95,994
                                                           ============ ============ ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                    INVESCO V.I.
                                                                                                      GOVERNMENT
 GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY              INVESCO V.I. GLOBAL REAL ESTATE               SECURITIES
                       INVESTMENT DIVISION                          INVESTMENT DIVISION      INVESTMENT DIVISION
-------------------------------------------- ----------------------------------------------- -------------------
     2011               2010         2009        2011               2010           2009           2011 (f)
-------------------------------------------- ----------------------------------------------- -------------------
    $ 424               $ 254       $ 724      $ 72,431           $ 71,976           $ --           $ --
-------------------------------------------- ----------------------------------------------- -------------------
      173                 154         173        49,508             39,431          5,813             120
-------------------------------------------- ----------------------------------------------- -------------------
      173                 154         173        49,508             39,431          5,813             120
-------------------------------------------- ----------------------------------------------- -------------------
      251                 100         551        22,923             32,545         (5,813)           (120)
-------------------------------------------- ----------------------------------------------- -------------------
       --                  --          --            --                 --             --              --
      175              (7,335)    (17,708)     (158,339)          (130,047)      (698,156)          1,389
-------------------------------------------- ----------------------------------------------- -------------------
      175              (7,335)    (17,708)     (158,339)          (130,047)      (698,156)          1,389
-------------------------------------------- ----------------------------------------------- -------------------
     (255)             18,632      28,044       (44,519)           289,353      1,038,943           1,336
-------------------------------------------- ----------------------------------------------- -------------------
      (80)             11,297      10,336      (202,858)           159,306        340,787           2,725
-------------------------------------------- ----------------------------------------------- -------------------
    $ 171            $ 11,397    $ 10,887    $ (179,935)         $ 191,851      $ 334,974        $  2,605
============ =================== =========== ============= ================== ============== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             INVESCO V.I. INTERNATIONAL GROWTH
                                                                           INVESTMENT DIVISION
                                                           ------------------------------------
                                                                2011          2010     2009 (d)
                                                           ------------ ---------- ------------
INVESTMENT INCOME:
     Dividends                                               $ 3,660       $ 4,364        $ 242
                                                           ------------ ---------- ------------
EXPENSES:
     Mortality and expense risk charges                        1,400           783           29
                                                           ------------ ---------- ------------
        Total expenses                                         1,400           783           29
                                                           ------------ ---------- ------------
           Net investment income (loss)                        2,260         3,581          213
                                                           ------------ ---------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --            --           --
     Realized gains (losses) on sale of investments            3,888         1,465           34
                                                           ------------ ---------- ------------
           Net realized gains (losses)                         3,888         1,465           34
                                                           ------------ ---------- ------------
     Change in unrealized gains (losses) on investments      (28,330)       26,537        2,258
                                                           ------------ ---------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (24,442)       28,002        2,292
                                                           ------------ ---------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (22,182)     $ 31,583      $ 2,505
                                                           ============ ========== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

INVESCO V.I. VAN KAMPEN COMSTOCK        JANUS ASPEN BALANCED
             INVESTMENT DIVISION         INVESTMENT DIVISION
-------------------------------- ----------------------------
     2011            2010 (g)       2011      2010      2009
-------------- ----------------- --------- -------- ---------
      $ 489                 $ -- $ 44,376  $ 54,166  $ 14,836
-------------- ----------------- --------- -------- ---------
        423                   --   25,576    23,474     1,929
-------------- ----------------- --------- -------- ---------
        423                   --   25,576    23,474     1,929
-------------- ----------------- --------- -------- ---------
         66                   --   18,800    30,692    12,907
-------------- ----------------- --------- -------- ---------
         --                   --  108,835        --    18,519
       (127)                  53   29,077    26,581       655
-------------- ----------------- --------- -------- ---------
       (127)                  53  137,912    26,581    19,174
-------------- ----------------- --------- -------- ---------
     (6,181)                  45 (161,867)   90,252    93,262
-------------- ----------------- --------- -------- ---------
     (6,308)                  98  (23,955)  116,833   112,436
-------------- ----------------- --------- -------- ---------
   $ (6,242)                $ 98 $ (5,155) $147,525 $ 125,343
============== ================= ========= ======== =========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           JANUS ASPEN FORTY
                                                                         INVESTMENT DIVISION
                                                           -------------------------------------
                                                                2011        2010         2009
                                                           ------------ ----------- ------------
INVESTMENT INCOME:
     Dividends                                               $ 2,325     $ 2,433         $ 81
                                                           ------------ ----------- ------------
EXPENSES:
     Mortality and expense risk charges                       15,960      16,448        2,129
                                                           ------------ ----------- ------------
        Total expenses                                        15,960      16,448        2,129
                                                           ------------ ----------- ------------
           Net investment income (loss)                      (13,635)    (14,015)      (2,048)
                                                           ------------ ----------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --          --           --
     Realized gains (losses) on sale of investments           43,353      14,051      (78,622)
                                                           ------------ ----------- ------------
           Net realized gains (losses)                        43,353      14,051      (78,622)
                                                           ------------ ----------- ------------
     Change in unrealized gains (losses) on investments     (117,114)     47,707      310,554
                                                           ------------ ----------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (73,761)     61,758      231,932
                                                           ------------ ----------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (87,396)   $ 47,743    $ 229,884
                                                           ============ =========== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                    JANUS ASPEN JANUS              JANUS ASPEN OVERSEAS
                  INVESTMENT DIVISION               INVESTMENT DIVISION
----------------------------------------- -------------------------------
      2011         2010         2009          2011        2010     2009
------------- ------------ -------------- ------------- -------- --------
   $ 5,397     $ 73,809       $ 28,575       $ 1,291     $ 1,609    $ 413
------------- ------------ -------------- ------------- -------- --------
    36,978      226,951         22,889        29,472         817      355
------------- ------------ -------------- ------------- -------- --------
    36,978      226,951         22,889        29,472         817      355
------------- ------------ -------------- ------------- -------- --------
   (31,581)    (153,142)         5,686       (28,181)        792       58
------------- ------------ -------------- ------------- -------- --------
        --           --             --         3,396          --    3,372
 1,561,413       52,158        (31,201)      (93,767)      4,218   23,192
------------- ------------ -------------- ------------- -------- --------
 1,561,413       52,158        (31,201)      (90,371)      4,218   26,564
------------- ------------ -------------- ------------- -------- --------
(1,416,036)     848,330      1,662,317      (214,175)     62,994   37,885
------------- ------------ -------------- ------------- -------- --------
   145,377      900,488      1,631,116      (304,546)     67,212   64,449
------------- ------------ -------------- ------------- -------- --------
 $ 113,796    $ 747,346    $ 1,636,802    $ (332,727)   $ 68,004 $ 64,507
============= ============ ============== ============= ======== ========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                  MFS VIT GLOBAL EQUITY
                                                                    INVESTMENT DIVISION
                                                           -------------------------------
                                                               2011       2010     2009
                                                           ----------- ------- -----------
INVESTMENT INCOME:
     Dividends                                                $ 575    $ 1,232  $ 1,242
                                                           ----------- ------- -----------
EXPENSES:
     Mortality and expense risk charges                         361        598      238
                                                           ----------- ------- -----------
        Total expenses                                          361        598      238
                                                           ----------- ------- -----------
           Net investment income (loss)                         214        634    1,004
                                                           ----------- ------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --         --       --
     Realized gains (losses) on sale of investments          12,787        183  (11,944)
                                                           ----------- ------- -----------
           Net realized gains (losses)                       12,787        183  (11,944)
                                                           ----------- ------- -----------
     Change in unrealized gains (losses) on investments     (16,173)    19,523   27,307
                                                           ----------- ------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (3,386)    19,706   15,313
                                                           ----------- ------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (3,172)    20,340 $ 16,317
                                                           =========== ======= ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      MFS VIT HIGH INCOME              MFS VIT NEW DISCOVERY
      INVESTMENT DIVISION                INVESTMENT DIVISION
-------------------------------- -----------------------------------
      2011       2010     2009        2011       2010       2009
-------------- -------- -------- ------------ ----------- ----------
   $ 12,069     $ 8,657    $ 933      $ --        $ --       $ --
-------------- -------- -------- ------------ ----------- ----------
        491         457      273       555         340         27
-------------- -------- -------- ------------ ----------- ----------
        491         457      273       555         340         27
-------------- -------- -------- ------------ ----------- ----------
     11,578       8,200      660      (555)       (340)       (27)
-------------- -------- -------- ------------ ----------- ----------
         --          --       --    17,326          --         --
        361         680      326       772         544      1,560
-------------- -------- -------- ------------ ----------- ----------
        361         680      326    18,098         544      1,560
-------------- -------- -------- ------------ ----------- ----------
     (7,343)      7,331   21,466   (32,906)     28,843      3,314
-------------- -------- -------- ------------ ----------- ----------
     (6,982)      8,011   21,792   (14,808)     29,387      4,874
-------------- -------- -------- ------------ ----------- ----------
    $ 4,596    $ 16,211 $ 22,452 $ (15,363)   $ 29,047    $ 4,847
============== ======== ======== ============ =========== ==========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               MFS VIT VALUE
                                                                         INVESTMENT DIVISION
                                                           -------------------------------------
                                                               2011       2010         2009
                                                           ----------- ---------- --------------
INVESTMENT INCOME:
     Dividends                                                $ 999      $ 969          $ 803
                                                           ----------- ---------- --------------
EXPENSES:
     Mortality and expense risk charges                         285        293            257
                                                           ----------- ---------- --------------
        Total expenses                                          285        293            257
                                                           ----------- ---------- --------------
           Net investment income (loss)                         714        676            546
                                                           ----------- ---------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                318         --             --
     Realized gains (losses) on sale of investments         (10,004)      (552)        (1,224)
                                                           ----------- ---------- --------------
           Net realized gains (losses)                       (9,686)      (552)        (1,224)
                                                           ----------- ---------- --------------
     Change in unrealized gains (losses) on investments       6,173      7,585         14,082
                                                           ----------- ---------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (3,513)     7,033         12,858
                                                           ----------- ---------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (2,799)   $ 7,709       $ 13,404
                                                           =========== ========== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MIST AMERICAN FUNDS BALANCED ALLOCATION   MIST AMERICAN FUNDS GROWTH ALLOCATION
                    INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------- -------------------------------------
     2011          2010         2009          2011         2010       2009
------------ ------------ --------------- ------------ ----------- -----------
  $ 6,635         $ 3,146         $ --     $ 10,815        $ 2,434        $ --
------------ ------------ --------------- ------------ ----------- -----------
       --              --           --           --             --          --
------------ ------------ --------------- ------------ ----------- -----------
       --              --           --           --             --          --
------------ ------------ --------------- ------------ ----------- -----------
    6,635           3,146           --       10,815          2,434          --
------------ ------------ --------------- ------------ ----------- -----------
      248             117           --           --             --          --
    6,046           1,705          (28)       9,254          5,990       1,298
------------ ------------ --------------- ------------ ----------- -----------
    6,294           1,822          (28)       9,254          5,990       1,298
------------ ------------ --------------- ------------ ----------- -----------
  (23,258)         26,193       14,667      (58,738)        79,550      20,909
------------ ------------ --------------- ------------ ----------- -----------
  (16,964)         28,015       14,639      (49,484)        85,540      22,207
------------ ------------ --------------- ------------ ----------- -----------
$ (10,329)       $ 31,161     $ 14,639    $ (38,669)      $ 87,974    $ 22,207
============ ============ =============== ============ =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                               INVESTMENT DIVISION
                                                           ---------------------------------------
                                                                2011          2010         2009
                                                           -------------- ------------ -----------
INVESTMENT INCOME:
     Dividends                                                 $ 5,453         $ 2,501        $ --
                                                           -------------- ------------ -----------
EXPENSES:
     Mortality and expense risk charges                             --              --          --
                                                           -------------- ------------ -----------
        Total expenses                                              --              --          --
                                                           -------------- ------------ -----------
           Net investment income (loss)                          5,453           2,501          --
                                                           -------------- ------------ -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 1,467              --          --
     Realized gains (losses) on sale of investments              1,917             646         370
                                                           -------------- ------------ -----------
           Net realized gains (losses)                           3,384             646         370
                                                           -------------- ------------ -----------
     Change in unrealized gains (losses) on investments         (7,233)         16,902      11,101
                                                           -------------- ------------ -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                          (3,849)         17,548      11,471
                                                           -------------- ------------ -----------
     Net increase (decrease) in net assets resulting
        from operations                                        $ 1,604        $ 20,049    $ 11,471
                                                           ============== ============ ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MIST BLACKROCK LARGE CAP CORE                  MIST CLARION GLOBAL REAL ESTATE
                       INVESTMENT DIVISION                              INVESTMENT DIVISION
---------------------------------------------- ---------------------------------------------
    2011            2010            2009            2011           2010            2009
-------------- --------------- --------------- --------------- -------------- --------------
$ 3,462,386     $ 3,848,840     $ 4,180,146       $ 847,944    $ 1,558,222      $ 496,210
-------------- --------------- --------------- --------------- -------------- --------------
  2,301,027       2,233,231       2,047,270         179,211        166,255        119,529
-------------- --------------- --------------- --------------- -------------- --------------
  2,301,027       2,233,231       2,047,270         179,211        166,255        119,529
-------------- --------------- --------------- --------------- -------------- --------------
  1,161,359       1,615,609       2,132,876         668,733      1,391,967        376,681
-------------- --------------- --------------- --------------- -------------- --------------
         --              --              --              --             --             --
 (4,542,808)     (7,248,214)    (10,716,690)       (421,589)      (571,095)    (1,092,248)
-------------- --------------- --------------- --------------- -------------- --------------
 (4,542,808)     (7,248,214)    (10,716,690)       (421,589)      (571,095)    (1,092,248)
-------------- --------------- --------------- --------------- -------------- --------------
  3,050,880      38,497,976      54,384,062      (1,500,208)     1,969,823      5,493,585
-------------- --------------- --------------- --------------- -------------- --------------
 (1,491,928)     31,249,762      43,667,372      (1,921,797)     1,398,728      4,401,337
-------------- --------------- --------------- --------------- -------------- --------------
  $(330,569)    $32,865,371     $45,800,248     $(1,253,064)   $ 2,790,695    $ 4,778,018
============== =============== =============== =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                MIST DREMAN SMALL CAP VALUE
                                                                        INVESTMENT DIVISION
                                                           ----------------------------------
                                                              2011        2010       2009
                                                           ----------- ---------- -----------
INVESTMENT INCOME:
     Dividends                                                $ 472      $ 172         $ 1
                                                           ----------- ---------- -----------
EXPENSES:
     Mortality and expense risk charges                         255        220         428
                                                           ----------- ---------- -----------
        Total expenses                                          255        220         428
                                                           ----------- ---------- -----------
           Net investment income (loss)                         217        (48)       (427)
                                                           ----------- ---------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --         --          --
     Realized gains (losses) on sale of investments           1,124        403      58,177
                                                           ----------- ---------- -----------
           Net realized gains (losses)                        1,124        403      58,177
                                                           ----------- ---------- -----------
     Change in unrealized gains (losses) on investments      (4,058)     3,392       2,844
                                                           ----------- ---------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (2,934)     3,795      61,021
                                                           ----------- ---------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (2,717)   $ 3,747    $ 60,594
                                                           =========== ========== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MIST HARRIS OAKMARK INTERNATIONAL             MIST INVESCO SMALL CAP GROWTH
                       INVESTMENT DIVISION                       INVESTMENT DIVISION
--------------------------------------------- --------------------------------------
      2011           2010           2009          2011         2010         2009
--------------- -------------- -------------- ------------ ------------ ------------
$      8,423      $ 576,287    $ 1,589,352         $ --         $ --         $ --
--------------- -------------- -------------- ------------ ------------ ------------
     243,105        232,976        170,663       36,533       30,507       22,254
--------------- -------------- -------------- ------------ ------------ ------------
     243,105        232,976        170,663       36,533       30,507       22,254
--------------- -------------- -------------- ------------ ------------ ------------
    (234,682)       343,311      1,418,689      (36,533)     (30,507)     (22,254)
--------------- -------------- -------------- ------------ ------------ ------------
          --             --             --           --           --           --
    (114,036)      (312,283)    (1,294,657)     169,309      (15,371)     (84,509)
--------------- -------------- -------------- ------------ ------------ ------------
    (114,036)      (312,283)    (1,294,657)     169,309      (15,371)     (84,509)
--------------- -------------- -------------- ------------ ------------ ------------
  (4,256,535)     4,235,035      8,897,628     (192,641)     887,599      919,328
--------------- -------------- -------------- ------------ ------------ ------------
  (4,370,571)     3,922,752      7,602,971      (23,332)     872,228      834,819
--------------- -------------- -------------- ------------ ------------ ------------
$ (4,605,253)   $ 4,266,063    $ 9,021,660    $ (59,865)   $ 841,721    $ 812,565
=============== ============== ============== ============ ============ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                   MIST JANUS FORTY
                                                                                INVESTMENT DIVISION
                                                           ---------------------------------------------
                                                                 2011           2010           2009
                                                           --------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                                $ 249,768      $ 219,796           $ --
                                                           --------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                         100,112         99,823         75,162
                                                           --------------- -------------- --------------
        Total expenses                                          100,112         99,823         75,162
                                                           --------------- -------------- --------------
           Net investment income (loss)                         149,656        119,973        (75,162)
                                                           --------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --             --             --
     Realized gains (losses) on sale of investments               2,199        (41,591)      (540,105)
                                                           --------------- -------------- --------------
           Net realized gains (losses)                            2,199        (41,591)      (540,105)
                                                           --------------- -------------- --------------
     Change in unrealized gains (losses) on investments      (1,278,619)     1,120,682      3,887,171
                                                           --------------- -------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (1,276,420)     1,079,091      3,347,066
                                                           --------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (1,126,764)   $ 1,199,064    $ 3,271,904
                                                           =============== ============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                     MIST LAZARD MID CAP    MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                     INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------- ---------------------------------------------
      2011           2010           2009          2011             2010           2009
------------- -------------- -------------- ------------- ---------------- --------------
  $ 51,406       $ 51,856       $ 51,729    $    8,681          $ 4,315        $ 6,856
------------- -------------- -------------- ------------- ---------------- --------------
    44,360         40,421         32,462        88,982           57,953         47,276
------------- -------------- -------------- ------------- ---------------- --------------
    44,360         40,421         32,462        88,982           57,953         47,276
------------- -------------- -------------- ------------- ---------------- --------------
     7,046         11,435         19,267       (80,301)         (53,638)       (40,420)
------------- -------------- -------------- ------------- ---------------- --------------
        --             --             --            --               --             --
   (15,584)       (93,933)      (283,748)       93,448          (57,251)      (166,346)
------------- -------------- -------------- ------------- ---------------- --------------
   (15,584)       (93,933)      (283,748)       93,448          (57,251)      (166,346)
------------- -------------- -------------- ------------- ---------------- --------------
  (320,660)     1,108,654      1,519,608      (217,464)       1,583,027      1,815,976
------------- -------------- -------------- ------------- ---------------- --------------
  (336,244)     1,014,721      1,235,860      (124,016)       1,525,776      1,649,630
------------- -------------- -------------- ------------- ---------------- --------------
$ (329,198)   $ 1,026,156    $ 1,255,127    $ (204,317)     $ 1,472,138    $ 1,609,210
============= ============== ============== ============= ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                    MIST LORD ABBETT BOND DEBENTURE
                                                                                INVESTMENT DIVISION
                                                           -----------------------------------------
                                                                2011          2010        2009
                                                           -------------- ----------- --------------
INVESTMENT INCOME:
     Dividends                                             $ 1,568,618    $ 1,718,530 $ 1,572,315
                                                           -------------- ----------- --------------
EXPENSES:
     Mortality and expense risk charges                        212,395        316,284     180,909
                                                           -------------- ----------- --------------
        Total expenses                                         212,395        316,284     180,909
                                                           -------------- ----------- --------------
           Net investment income (loss)                      1,356,223      1,402,246   1,391,406
                                                           -------------- ----------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                    --             --          --
     Realized gains (losses) on sale of investments            583,376        240,525    (126,749)
                                                           -------------- ----------- --------------
           Net realized gains (losses)                         583,376        240,525    (126,749)
                                                           -------------- ----------- --------------
     Change in unrealized gains (losses) on investments       (863,576)     1,315,427   5,411,601
                                                           -------------- ----------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                        (280,200)     1,555,952   5,284,852
                                                           -------------- ----------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ 1,076,023    $ 2,958,198 $ 6,676,258
                                                           ============== =========== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  MIST LORD ABBETT MID CAP VALUE     MIST MET/FRANKLIN INCOME
             INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------------- ---------------------------
     2011        2010      2009        2011       2010    2009
-------------- -------- ----------- ---------- -------- -------
      $ 603       $ 568  $ 1,893    $ 8,323     $ 3,216    $ --
-------------- -------- ----------- ---------- -------- -------
        437         369      335         --          --      --
-------------- -------- ----------- ---------- -------- -------
        437         369      335         --          --      --
-------------- -------- ----------- ---------- -------- -------
        166         199    1,558      8,323       3,216      --
-------------- -------- ----------- ---------- -------- -------
         --          --       --      5,005         433      --
        818       3,236  (38,897)       700         390      54
-------------- -------- ----------- ---------- -------- -------
        818       3,236  (38,897)     5,705         823      54
-------------- -------- ----------- ---------- -------- -------
     (5,510)     19,769   57,059     (8,507)     10,272   9,507
-------------- -------- ----------- ---------- -------- -------
     (4,692)     23,005   18,162     (2,802)     11,095   9,561
-------------- -------- ----------- ---------- -------- -------
   $ (4,526)   $ 23,204 $ 19,720    $ 5,521    $ 14,311 $ 9,561
============== ======== =========== ========== ======== =======

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MIST MET/FRANKLIN MUTUAL SHARES
                                                                        INVESTMENT DIVISION
                                                           ----------------------------------
                                                             2011       2010        2009
                                                           --------- --------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 1,982        $ --       $ --
                                                           --------- --------- -------------
EXPENSES:
     Mortality and expense risk charges                         --          --         --
                                                           --------- --------- -------------
        Total expenses                                          --          --         --
                                                           --------- --------- -------------
           Net investment income (loss)                      1,982          --         --
                                                           --------- --------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                             3,716         577         --
     Realized gains (losses) on sale of investments            386         106        (91)
                                                           --------- --------- -------------
           Net realized gains (losses)                       4,102         683        (91)
                                                           --------- --------- -------------
     Change in unrealized gains (losses) on investments     (6,478)      4,077      4,710
                                                           --------- --------- -------------
     Net realized and changes in unrealized gains (losses)
        on investments                                      (2,376)      4,760      4,619
                                                           --------- --------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                    $  (394)    $ 4,760    $ 4,619
                                                           ========= ========= =============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY     MIST MET/TEMPLETON GROWTH
                          INVESTMENT DIVISION           INVESTMENT DIVISION
--------------------------------------------- --------------------------------
    2011         2010             2009            2011      2010       2009
----------- -------------- ------------------ ----------- --------- ----------
 $ 5,031              $ --               $ --    $ 792        $ 305     $ 2
----------- -------------- ------------------ ----------- --------- ----------
      --                --                 --       --           --      --
----------- -------------- ------------------ ----------- --------- ----------
      --                --                 --       --           --      --
----------- -------------- ------------------ ----------- --------- ----------
   5,031                --                 --      792          305       2
----------- -------------- ------------------ ----------- --------- ----------
     255                 1                 --       --           --      --
   2,035             1,545                565      371          125     (60)
----------- -------------- ------------------ ----------- --------- ----------
   2,290             1,546                565      371          125     (60)
----------- -------------- ------------------ ----------- --------- ----------
 (10,599)           23,230             14,572   (5,463)       3,904   3,117
----------- -------------- ------------------ ----------- --------- ----------
  (8,309)           24,776             15,137   (5,092)       4,029   3,057
----------- -------------- ------------------ ----------- --------- ----------
$ (3,278)         $ 24,776           $ 15,137 $ (4,300)     $ 4,334 $ 3,059
=========== ============== ================== =========== ========= ==========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                                              MIST MFS
                                                                                   MIST METLIFE               EMERGING
                                                                            AGGRESSIVE STRATEGY         MARKETS EQUITY
                                                                            INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                          ---------------------- ----------------------
                                                                                      2011 (f)               2011 (f)
                                                                          ---------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                                                           $ --                   $ --
                                                                          ---------------------- ----------------------
EXPENSES:
     Mortality and expense risk charges                                                77,007                    788
                                                                          ---------------------- ----------------------
        Total expenses                                                                 77,007                    788
                                                                          ---------------------- ----------------------
           Net investment income (loss)                                               (77,007)                  (788)
                                                                          ---------------------- ----------------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                           --                     --
     Realized gains (losses) on sale of investments                                  (117,896)                   (70)
                                                                          ---------------------- ----------------------
           Net realized gains (losses)                                               (117,896)                   (70)
                                                                          ---------------------- ----------------------
     Change in unrealized gains (losses) on investments                            (1,834,063)                (3,209)
                                                                          ---------------------- ----------------------
     Net realized and changes in unrealized gains (losses) on investments          (1,951,959)                (3,279)
                                                                          ---------------------- ----------------------
     Net increase (decrease) in net assets resulting from operations             $ (2,028,966)              $ (4,067)
                                                                          ====================== ======================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MIST MFS RESEARCH INTERNATIONAL          MIST MORGAN STANLEY MID CAP GROWTH
                        INVESTMENT DIVISION                         INVESTMENT DIVISION
--------------------------------------------- --------------------------------------------
      2011           2010           2009             2011            2010          2009
--------------- -------------- -------------- ---------------- --------------- -----------

   $ 285,362      $ 240,942      $ 369,327      $ 1,490,199            $ 28        $ --
--------------- -------------- -------------- ---------------- --------------- -----------
     108,556        106,709         89,063        1,473,993         957,621         870
--------------- -------------- -------------- ---------------- --------------- -----------
     108,556        106,709         89,063        1,473,993         957,621         870
--------------- -------------- -------------- ---------------- --------------- -----------
     176,806        134,233        280,264           16,206        (957,593)       (870)
--------------- -------------- -------------- ---------------- --------------- -----------
          --             --             --        5,251,936              --          --
    (233,782)      (545,005)    (1,024,253)       2,604,216         336,382       1,780
--------------- -------------- -------------- ---------------- --------------- -----------
    (233,782)      (545,005)    (1,024,253)       7,856,152         336,382       1,780
--------------- -------------- -------------- ---------------- --------------- -----------
  (1,480,693)     1,743,808      3,897,065      (21,552,444)     31,775,159      75,648
--------------- -------------- -------------- ---------------- --------------- -----------
  (1,714,475)     1,198,803      2,872,812      (13,696,292)     32,111,541      77,428
--------------- -------------- -------------- ---------------- --------------- -----------
$ (1,537,669)   $ 1,333,036    $ 3,153,076    $ (13,680,086)   $ 31,153,948    $ 76,558
=============== ============== ============== ================ =============== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                             INVESTMENT DIVISION
                                                           -------------------------------------
                                                                2011         2010        2009
                                                           ------------ ----------- ------------
INVESTMENT INCOME:
     Dividends                                               $ 6,135     $ 10,876        $ --
                                                           ------------ ----------- ------------
EXPENSES:
     Mortality and expense risk charges                       14,133       13,539      10,277
                                                           ------------ ----------- ------------
        Total expenses                                        14,133       13,539      10,277
                                                           ------------ ----------- ------------
           Net investment income (loss)                       (7,998)      (2,663)    (10,277)
                                                           ------------ ----------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --           --          --
     Realized gains (losses) on sale of investments          (25,379)     (39,996)   (109,001)
                                                           ------------ ----------- ------------
           Net realized gains (losses)                       (25,379)     (39,996)   (109,001)
                                                           ------------ ----------- ------------
     Change in unrealized gains (losses) on investments        5,975      190,578     558,202
                                                           ------------ ----------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (19,404)     150,582     449,201
                                                           ------------ ----------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (27,402)   $ 147,919   $ 438,924
                                                           ============ =========== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

 MIST PIMCO INFLATION PROTECTED BOND               MIST PIMCO TOTAL RETURN
                 INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------ --------------------------------------
    2011       2010        2009           2011          2010        2009
----------- --------- -------------- -------------- ----------- -----------
  $ 165,169 $ 210,729   $ 247,574    $ 1,344,247    $ 1,634,551 $ 2,762,595
----------- --------- -------------- -------------- ----------- -----------
     69,974    64,055      52,710        368,735        360,915     310,295
----------- --------- -------------- -------------- ----------- -----------
     69,974    64,055      52,710        368,735        360,915     310,295
----------- --------- -------------- -------------- ----------- -----------
     95,195   146,674     194,864        975,512      1,273,636   2,452,300
----------- --------- -------------- -------------- ----------- -----------
    424,271   220,376          --      1,446,133        236,060   1,566,277
    100,776    60,903     (46,474)       187,988        238,435      10,564
----------- --------- -------------- -------------- ----------- -----------
    525,047   281,279     (46,474)     1,634,121        474,495   1,576,841
----------- --------- -------------- -------------- ----------- -----------
    331,187   130,473     877,182     (1,410,547)     1,426,113   1,911,046
----------- --------- -------------- -------------- ----------- -----------
    856,234   411,752     830,708        223,574      1,900,608   3,487,887
----------- --------- -------------- -------------- ----------- -----------
$   951,429 $ 558,426 $ 1,025,572    $ 1,199,086    $ 3,174,244 $ 5,940,187
=========== ========= ============== ============== =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MIST PIONEER FUND
                                                                     INVESTMENT DIVISION
                                                           --------------------------------
                                                               2011      2010     2009 (e)
                                                           ----------- -------- -----------
INVESTMENT INCOME:
     Dividends                                              $ 2,289     $ 1,987     $ --
                                                           ----------- -------- -----------
EXPENSES:
     Mortality and expense risk charges                         770         982      580
                                                           ----------- -------- -----------
        Total expenses                                          770         982      580
                                                           ----------- -------- -----------
           Net investment income (loss)                       1,519       1,005     (580)
                                                           ----------- -------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --          --       --
     Realized gains (losses) on sale of investments          21,102       6,067    1,986
                                                           ----------- -------- -----------
           Net realized gains (losses)                       21,102       6,067    1,986
                                                           ----------- -------- -----------
     Change in unrealized gains (losses) on investments     (30,602)     25,716   48,304
                                                           ----------- -------- -----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (9,500)     31,783   50,290
                                                           ----------- -------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (7,981)   $ 32,788 $ 49,710
                                                           =========== ======== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

               MIST RCM TECHNOLOGY            MIST SSGA GROWTH AND INCOME ETF
               INVESTMENT DIVISION                        INVESTMENT DIVISION
--------------------------------------------- -------------------------------
      2011            2010          2009        2011         2010        2009
--------------- -------------- -------------- ----------- --------- ---------
        $ --           $ --           $ --    $ 74,234     $ 35,130  $ 13,156
--------------- -------------- -------------- ----------- --------- ---------
     125,028        111,175         82,504      32,826       22,837     6,883
--------------- -------------- -------------- ----------- --------- ---------
     125,028        111,175         82,504      32,826       22,837     6,883
--------------- -------------- -------------- ----------- --------- ---------
    (125,028)      (111,175)       (82,504)     41,408       12,293     6,273
--------------- -------------- -------------- ----------- --------- ---------
          --             --             --      74,142          115        --
     512,571        (54,192)      (600,648)     49,491       16,043     3,801
--------------- -------------- -------------- ----------- --------- ---------
     512,571        (54,192)      (600,648)    123,633       16,158     3,801
--------------- -------------- -------------- ----------- --------- ---------
  (1,944,446)     3,551,862      5,182,655    (151,325)     322,318   204,020
--------------- -------------- -------------- ----------- --------- ---------
  (1,431,875)     3,497,670      4,582,007     (27,692)     338,476   207,821
--------------- -------------- -------------- ----------- --------- ---------
$ (1,556,903)   $ 3,386,495    $ 4,499,503    $ 13,716    $ 350,769 $ 214,094
=============== ============== ============== =========== ========= =========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                      MIST SSGA GROWTH ETF
                                                                       INVESTMENT DIVISION
                                                           -----------------------------------
                                                               2011         2010      2009
                                                           ------------ --------- ------------
INVESTMENT INCOME:
     Dividends                                              $ 57,479     $ 34,185  $ 15,419
                                                           ------------ --------- ------------
EXPENSES:
     Mortality and expense risk charges                       26,324       17,903     8,413
                                                           ------------ --------- ------------
        Total expenses                                        26,324       17,903     8,413
                                                           ------------ --------- ------------
           Net investment income (loss)                       31,155       16,282     7,006
                                                           ------------ --------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --           --        --
     Realized gains (losses) on sale of investments           63,035       12,378   (20,730)
                                                           ------------ --------- ------------
           Net realized gains (losses)                        63,035       12,378   (20,730)
                                                           ------------ --------- ------------
     Change in unrealized gains (losses) on investments     (183,850)     271,601   309,775
                                                           ------------ --------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                      (120,815)     283,979   289,045
                                                           ------------ --------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (89,660)   $ 300,261 $ 296,051
                                                           ============ ========= ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MIST T. ROWE PRICE LARGE CAP VALUE    MIST T. ROWE PRICE MID CAP GROWTH
               INVESTMENT DIVISION                  INVESTMENT DIVISION
---------------------------------- ----------------------------------------
   2011        2010        2009        2011        2010          2009
---------- ----------- ----------- ------------- ------------ -------------
  $ 9,481   $ 65,246   $ 104,472          $ --          $ --         $ --
---------- ----------- ----------- ------------- ------------ -------------
   24,068    134,790      18,231       314,304       150,122      115,483
---------- ----------- ----------- ------------- ------------ -------------
   24,068    134,790      18,231       314,304       150,122      115,483
---------- ----------- ----------- ------------- ------------ -------------
  (14,587)   (69,544)     86,241      (314,304)     (150,122)    (115,483)
---------- ----------- ----------- ------------- ------------ -------------
       --         --          --       560,152            --           --
 (435,260)   (79,021)   (261,167)      312,619       131,367     (381,122)
---------- ----------- ----------- ------------- ------------ -------------
 (435,260)   (79,021)   (261,167)      872,771       131,367     (381,122)
---------- ----------- ----------- ------------- ------------ -------------
  577,510    921,874     894,542    (1,837,318)    4,580,355    5,596,487
---------- ----------- ----------- ------------- ------------ -------------
  142,250    842,853     633,375      (964,547)    4,711,722    5,215,365
---------- ----------- ----------- ------------- ------------ -------------
$ 127,663  $ 773,309   $ 719,616   $(1,278,851)  $ 4,561,600  $ 5,099,882
========== =========== =========== ============= ============ =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MIST THIRD AVENUE SMALL CAP VALUE
                                                                          INVESTMENT DIVISION
                                                           ----------------------------------
                                                               2011         2010      2009
                                                           ------------- --------- ----------
INVESTMENT INCOME:
     Dividends                                                $ 9,414     $ 12,822   $ 3,058
                                                           ------------- --------- ----------
EXPENSES:
     Mortality and expense risk charges                        10,152       11,741     2,219
                                                           ------------- --------- ----------
        Total expenses                                         10,152       11,741     2,219
                                                           ------------- --------- ----------
           Net investment income (loss)                          (738)       1,081       839
                                                           ------------- --------- ----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --           --     2,838
     Realized gains (losses) on sale of investments            86,881       42,370   (17,013)
                                                           ------------- --------- ----------
           Net realized gains (losses)                         86,881       42,370   (14,175)
                                                           ------------- --------- ----------
     Change in unrealized gains (losses) on investments      (240,493)     198,929   152,916
                                                           ------------- --------- ----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (153,612)     241,299   138,741
                                                           ------------- --------- ----------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (154,350)   $ 242,380 $ 139,580
                                                           ============= ========= ==========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MSF ARTIO INTERNATIONAL STOCK        MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                   INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------------------------------------- -----------------------------------------
      2011           2010           2009          2011          2010          2009
--------------- -------------- -------------- ----------- ------------- ---------------
   $ 753,948      $ 672,423      $ 284,863    $ 3,919,750   $ 4,039,520  $ 5,910,030
--------------- -------------- -------------- ----------- ------------- ---------------
     342,874        360,189        333,983        911,279       904,600      732,517
--------------- -------------- -------------- ----------- ------------- ---------------
     342,874        360,189        333,983        911,279       904,600      732,517
--------------- -------------- -------------- ----------- ------------- ---------------
     411,074        312,234        (49,120)     3,008,471     3,134,920    5,177,513
--------------- -------------- -------------- ----------- ------------- ---------------
          --             --             --             --            --           --
    (808,593)    (1,030,425)    (2,053,375)       843,640       613,564      195,723
--------------- -------------- -------------- ----------- ------------- ---------------
    (808,593)    (1,030,425)    (2,053,375)       843,640       613,564      195,723
--------------- -------------- -------------- ----------- ------------- ---------------
  (8,900,342)     3,370,719     10,298,349      3,276,276     1,607,603   (1,139,158)
--------------- -------------- -------------- ----------- ------------- ---------------
  (9,708,935)     2,340,294      8,244,974      4,119,916     2,221,167     (943,435)
--------------- -------------- -------------- ----------- ------------- ---------------
$ (9,297,861)   $ 2,652,528    $ 8,195,854    $ 7,128,387   $ 5,356,087  $ 4,234,078
=============== ============== ============== =========== ============= ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                        MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                    INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                 2011            2010            2009
                                                           --------------- --------------- ---------------
INVESTMENT INCOME:
     Dividends                                                $ 597,164       $ 125,813       $ 309,682
                                                           --------------- --------------- ---------------
EXPENSES:
     Mortality and expense risk charges                       1,828,016       1,617,041       1,367,142
                                                           --------------- --------------- ---------------
        Total expenses                                        1,828,016       1,617,041       1,367,142
                                                           --------------- --------------- ---------------
           Net investment income (loss)                      (1,230,852)     (1,491,228)     (1,057,460)
                                                           --------------- --------------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --              --              --
     Realized gains (losses) on sale of investments           2,544,325         451,106      (3,328,441)
                                                           --------------- --------------- ---------------
           Net realized gains (losses)                        2,544,325         451,106      (3,328,441)
                                                           --------------- --------------- ---------------
     Change in unrealized gains (losses) on investments      (8,863,059)     26,312,677      66,805,065
                                                           --------------- --------------- ---------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (6,318,734)     26,763,783      63,476,624
                                                           --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (7,549,586)   $ 25,272,555    $ 62,419,164
                                                           =============== =============== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK BOND INCOME                 MSF BLACKROCK DIVERSIFIED
                  INVESTMENT DIVISION                       INVESTMENT DIVISION
-------------------------------------- ------------------------------------------
    2011        2010         2009           2011           2010          2009
----------- ----------- -------------- -------------- ------------- -------------
$ 3,304,583 $ 3,345,493 $ 5,731,533    $ 6,407,012     $ 4,856,230  $ 12,214,068
----------- ----------- -------------- -------------- ------------- -------------
    652,314     675,543     651,039      2,319,083       2,202,890     2,044,120
----------- ----------- -------------- -------------- ------------- -------------
    652,314     675,543     651,039      2,319,083       2,202,890     2,044,120
----------- ----------- -------------- -------------- ------------- -------------
  2,652,269   2,669,950   5,080,494      4,087,929       2,653,340    10,169,948
----------- ----------- -------------- -------------- ------------- -------------
         --          --          --             --              --            --
    132,024      24,746    (553,787)      (191,522)     (1,951,136)   (4,609,576)
----------- ----------- -------------- -------------- ------------- -------------
    132,024      24,746    (553,787)      (191,522)     (1,951,136)   (4,609,576)
----------- ----------- -------------- -------------- ------------- -------------
  1,930,533   3,372,816   2,142,811      3,658,514      20,635,275    31,028,944
----------- ----------- -------------- -------------- ------------- -------------
  2,062,557   3,397,562   1,589,024      3,466,992      18,684,139    26,419,368
----------- ----------- -------------- -------------- ------------- -------------
$ 4,714,826 $ 6,067,512 $ 6,669,518    $ 7,554,921    $ 21,337,479  $ 36,589,316
=========== =========== ============== ============== ============= =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MSF BLACKROCK LARGE CAP VALUE
                                                                           INVESTMENT DIVISION
                                                           ------------------------------------------
                                                                2011           2010           2009
                                                           ------------ -------------- --------------
INVESTMENT INCOME:
     Dividends                                             $ 149,056      $ 122,314      $ 155,310
                                                           ------------ -------------- --------------
EXPENSES:
     Mortality and expense risk charges                      105,410         95,279         81,859
                                                           ------------ -------------- --------------
        Total expenses                                       105,410         95,279         81,859
                                                           ------------ -------------- --------------
           Net investment income (loss)                       43,646         27,035         73,451
                                                           ------------ -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --             --             --
     Realized gains (losses) on sale of investments          (80,782)      (263,466)      (513,587)
                                                           ------------ -------------- --------------
           Net realized gains (losses)                       (80,782)      (263,466)      (513,587)
                                                           ------------ -------------- --------------
     Change in unrealized gains (losses) on investments      254,349      1,265,453      1,615,283
                                                           ------------ -------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       173,567      1,001,987      1,101,696
                                                           ------------ -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ 217,213    $ 1,029,022    $ 1,175,147
                                                           ============ ============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      MSF BLACKROCK LEGACY LARGE CAP GROWTH              MSF BLACKROCK MONEY MARKET
                        INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------------------------------- ---------------------------------------
      2011           2010           2009         2011        2010         2009
------------- -------------- -------------- ------------ ------------- ------------
  $ 14,560       $ 14,175       $ 29,634    $      --       $ 3,600    $ 269,650
------------- -------------- -------------- ------------ ------------- ------------
    61,180         52,945         35,213      161,149       304,506      280,999
------------- -------------- -------------- ------------ ------------- ------------
    61,180         52,945         35,213      161,149       304,506      280,999
------------- -------------- -------------- ------------ ------------- ------------
   (46,620)       (38,770)        (5,579)    (161,149)     (300,906)     (11,349)
------------- -------------- -------------- ------------ ------------- ------------
        --             --             --           --            --           --
   137,813         75,641       (146,284)          --            --           --
------------- -------------- -------------- ------------ ------------- ------------
   137,813         75,641       (146,284)          --            --           --
------------- -------------- -------------- ------------ ------------- ------------
  (879,158)     1,107,022      1,684,656           --            --           --
------------- -------------- -------------- ------------ ------------- ------------
  (741,345)     1,182,663      1,538,372           --            --           --
------------- -------------- -------------- ------------ ------------- ------------
$ (787,965)   $ 1,143,893    $ 1,532,793    $(161,149)   $ (300,906)   $ (11,349)
============= ============== ============== ============ ============= ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           MSF DAVIS VENTURE VALUE
                                                                               INVESTMENT DIVISION
                                                           -------------------------------------------
                                                                 2011           2010         2009
                                                           --------------- ----------- ---------------
INVESTMENT INCOME:
     Dividends                                                $ 648,127      $ 534,093    $ 679,120
                                                           --------------- ----------- ---------------
EXPENSES:
     Mortality and expense risk charges                         437,275        444,758      366,383
                                                           --------------- ----------- ---------------
        Total expenses                                          437,275        444,758      366,383
                                                           --------------- ----------- ---------------
           Net investment income (loss)                         210,852         89,335      312,737
                                                           --------------- ----------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --             --           --
     Realized gains (losses) on sale of investments             492,146        191,969     (723,952)
                                                           --------------- ----------- ---------------
           Net realized gains (losses)                          492,146        191,969     (723,952)
                                                           --------------- ----------- ---------------
     Change in unrealized gains (losses) on investments      (3,392,027)     5,562,556   12,907,686
                                                           --------------- ----------- ---------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (2,899,881)     5,754,525   12,183,734
                                                           --------------- ----------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (2,689,029)   $ 5,843,860 $ 12,496,471
                                                           =============== =========== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                 MSF FI VALUE LEADERS                       MSF JENNISON GROWTH
                  INVESTMENT DIVISION                       INVESTMENT DIVISION
--------------------------------------- -----------------------------------------
     2011         2010         2009        2011           2010           2009
------------- ------------ ------------ ----------- -------------- --------------
  $ 70,725     $ 90,469    $ 128,519    $ 42,021       $ 82,750       $ 21,249
------------- ------------ ------------ ----------- -------------- --------------
    51,616       48,155       38,405     109,004        116,354         96,459
------------- ------------ ------------ ----------- -------------- --------------
    51,616       48,155       38,405     109,004        116,354         96,459
----------- ------------ ------------ ----------- -------------- --------------
    19,109       42,314       90,114     (66,983)       (33,604)       (75,210)
----------- ------------ ------------ ----------- -------------- --------------
        --           --           --          --             --             --
   (99,840)    (145,291)    (259,906)    251,119         17,747       (140,559)
------------- ------------ ------------ ----------- -------------- --------------
   (99,840)    (145,291)    (259,906)    251,119         17,747       (140,559)
------------- ------------ ------------ ----------- -------------- --------------
  (347,209)     885,079    1,128,894    (215,551)     1,535,759      4,015,386
------------- ------------ ------------ ----------- -------------- --------------
  (447,049)     739,788      868,988      35,568      1,553,506      3,874,827
------------- ------------ ------------ ----------- -------------- --------------
$ (427,940)   $ 782,102    $ 959,102    $(31,415)   $ 1,519,902    $ 3,799,617
============= ============ ============ =========== ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                  MSF LOOMIS SAYLES SMALL CAP CORE
                                                                               INVESTMENT DIVISION
                                                           -----------------------------------------
                                                               2011           2010           2009
                                                           ----------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                             $  20,207       $ 14,765       $ 34,048
                                                           ----------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                      137,144        127,370        100,553
                                                           ----------- -------------- --------------
        Total expenses                                       137,144        127,370        100,553
                                                           ----------- -------------- --------------
           Net investment income (loss)                     (116,937)      (112,605)       (66,505)
                                                           ----------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --             --             --
     Realized gains (losses) on sale of investments          258,722        (55,224)      (439,969)
                                                           ----------- -------------- --------------
           Net realized gains (losses)                       258,722        (55,224)      (439,969)
                                                           ----------- -------------- --------------
     Change in unrealized gains (losses) on investments     (166,265)     4,065,140      3,809,050
                                                           ----------- -------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                        92,457      4,009,916      3,369,081
                                                           ----------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (24,480)   $ 3,897,311    $ 3,302,576
                                                           =========== ============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          MSF LOOMIS SAYLES SMALL CAP GROWTH            MSF MET/ARTISAN MID CAP VALUE
                         INVESTMENT DIVISION                      INVESTMENT DIVISION
--------------------------------------------- --------------------------------------------
     2011            2010           2009          2011           2010            2009
-------------- -------------- -------------- -------------- -------------- ---------------
       $ --           $ --           $ --      $ 455,060      $ 314,548       $ 390,395
-------------- -------------- -------------- -------------- -------------- ---------------
     65,916         51,755         39,304        394,641        362,293         295,816
-------------- -------------- -------------- -------------- -------------- ---------------
     65,916         51,755         39,304        394,641        362,293         295,816
-------------- -------------- -------------- -------------- -------------- ---------------
    (65,916)       (51,755)       (39,304)        60,419        (47,745)         94,579
-------------- -------------- -------------- -------------- -------------- ---------------
         --             --             --             --             --              --
    104,198        (47,680)      (219,528)      (412,007)      (887,093)     (2,074,439)
-------------- -------------- -------------- -------------- -------------- ---------------
    104,198        (47,680)      (219,528)      (412,007)      (887,093)     (2,074,439)
-------------- -------------- -------------- -------------- -------------- ---------------
    121,090      1,843,398      1,519,136      3,096,938      6,661,231      14,134,862
-------------- -------------- -------------- -------------- -------------- ---------------
    225,288      1,795,718      1,299,608      2,684,931      5,774,138      12,060,423
-------------- -------------- -------------- -------------- -------------- ---------------
  $ 159,372    $ 1,743,963    $ 1,260,304    $ 2,745,350    $ 5,726,393    $ 12,155,002
============== ============== ============== ============== ============== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MSF METLIFE CONSERVATIVE ALLOCATION
                                                                           INVESTMENT DIVISION
                                                           -----------------------------------
                                                                2011         2010      2009
                                                           ------------ --------- ------------
INVESTMENT INCOME:
     Dividends                                              $ 98,787    $ 102,209  $ 56,682
                                                           ------------ --------- ------------
EXPENSES:
     Mortality and expense risk charges                       30,203       21,942    14,419
                                                           ------------ --------- ------------
        Total expenses                                        30,203       21,942    14,419
                                                           ------------ --------- ------------
           Net investment income (loss)                       68,584       80,267    42,263
                                                           ------------ --------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --           --    10,668
     Realized gains (losses) on sale of investments           77,218       46,459    (4,941)
                                                           ------------ --------- ------------
           Net realized gains (losses)                        77,218       46,459     5,727
                                                           ------------ --------- ------------
     Change in unrealized gains (losses) on investments      (37,275)     119,161   276,504
                                                           ------------ --------- ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                        39,943      165,620   282,231
                                                           ------------ --------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ 108,527    $ 245,887 $ 324,494
                                                           ============ ========= ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION            MSF METLIFE MID CAP STOCK INDEX
                            INVESTMENT DIVISION                        INVESTMENT DIVISION
----------------------------------------------- -------------------------------------------------
    2011                2010           2009            2011              2010           2009
------------ ---------------- ----------------- --------------- -------------- -----------------
$ 156,398           $ 193,442      $ 133,159       $ 593,088         $ 562,548      $ 810,735
------------ ---------------- ----------------- --------------- -------------- -----------------
   53,513              46,556         35,274         500,504           473,626        374,527
------------ ---------------- ----------------- --------------- -------------- -----------------
   53,513              46,556         35,274         500,504           473,626        374,527
------------ ---------------- ----------------- --------------- -------------- -----------------
  102,885             146,886         97,885          92,584            88,922        436,208
------------ ---------------- ----------------- --------------- -------------- -----------------
       --                  --         27,807       2,722,599            70,909      1,783,617
  135,436              32,319        (95,953)        678,616           177,461     (1,475,288)
------------ ---------------- ----------------- --------------- -------------- -----------------
  135,436              32,319        (68,146)      3,401,215           248,370        308,329
------------ ---------------- ----------------- --------------- -------------- -----------------
 (210,123)            421,073        828,280      (4,954,472)       12,893,844     13,600,526
------------ ---------------- ----------------- --------------- -------------- -----------------
  (74,687)            453,392        760,134      (1,553,257)       13,142,214     13,908,855
------------ ---------------- ----------------- --------------- -------------- -----------------
 $ 28,198           $ 600,278      $ 858,019    $ (1,460,673)     $ 13,231,136   $ 14,345,063
============ ================ ================= =============== ============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               MSF METLIFE MODERATE ALLOCATION
                                                                           INVESTMENT DIVISION
                                                           ---------------------------------------
                                                               2011          2010          2009
                                                           ------------- ----------- -------------
INVESTMENT INCOME:
     Dividends                                              $ 669,982      $ 877,469    $ 699,782
                                                           ------------- ----------- -------------
EXPENSES:
     Mortality and expense risk charges                       304,573        264,549      193,170
                                                           ------------- ----------- -------------
        Total expenses                                        304,573        264,549      193,170
                                                           ------------- ----------- -------------
           Net investment income (loss)                       365,409        612,920      506,612
                                                           ------------- ----------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --             --      337,203
     Realized gains (losses) on sale of investments           234,474         17,779     (340,090)
                                                           ------------- ----------- -------------
           Net realized gains (losses)                        234,474         17,779       (2,887)
                                                           ------------- ----------- -------------
     Change in unrealized gains (losses) on investments    (1,362,402)     3,378,733    5,007,760
                                                           ------------- ----------- -------------
     Net realized and changes in unrealized gains (losses)
        on investments                                     (1,127,928)     3,396,512    5,004,873
                                                           ------------- ----------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (762,519)   $ 4,009,432  $ 5,511,485
                                                           ============= =========== =============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                          MSF METLIFE STOCK INDEX
                             INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ------------------------------------------------
      2011              2010            2009            2011            2010             2009
--------------- ----------------- --------------- --------------- --------------- ----------------
 $ 1,073,341       $ 1,283,219     $ 1,144,971    $ 11,182,368    $ 10,671,016     $ 13,698,992
--------------- ----------------- --------------- --------------- --------------- ----------------
     567,221           486,295         365,479       4,861,432       4,862,670        4,016,527
--------------- ----------------- --------------- --------------- --------------- ----------------
     567,221           486,295         365,479       4,861,432       4,862,670        4,016,527
--------------- ----------------- --------------- --------------- --------------- ----------------
     506,120           796,924         779,492       6,320,936       5,808,346        9,682,465
--------------- ----------------- --------------- --------------- --------------- ----------------
          --                --         560,846       4,115,111              --       10,241,628
     112,005          (102,509)       (694,062)       (324,668)     (5,405,568)     (11,218,400)
--------------- ----------------- --------------- --------------- --------------- ----------------
     112,005          (102,509)       (133,216)      3,790,443      (5,405,568)        (976,772)
--------------- ----------------- --------------- --------------- --------------- ----------------
  (3,772,324)        7,116,457      10,602,923      (2,093,968)     82,259,608      112,925,652
--------------- ----------------- --------------- --------------- --------------- ----------------
  (3,660,319)        7,013,948      10,469,707       1,696,475      76,854,040      111,948,880
--------------- ----------------- --------------- --------------- --------------- ----------------
$ (3,154,199)      $ 7,810,872    $ 11,249,199    $  8,017,411    $ 82,662,386    $ 121,631,345
=============== ================= =============== =============== =============== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                    MSF MFS TOTAL RETURN
                                                                     INVESTMENT DIVISION
                                                           --------------------------------------
                                                                2011         2010         2009
                                                           ------------ ------------ ------------
INVESTMENT INCOME:
     Dividends                                             $ 208,852    $ 217,114    $ 230,711
                                                           ------------ ------------ ------------
EXPENSES:
     Mortality and expense risk charges                      112,685       86,631       51,498
                                                           ------------ ------------ ------------
        Total expenses                                       112,685       86,631       51,498
                                                           ------------ ------------ ------------
           Net investment income (loss)                       96,167      130,483      179,213
                                                           ------------ ------------ ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --           --           --
     Realized gains (losses) on sale of investments          (29,847)     (99,947)    (173,243)
                                                           ------------ ------------ ------------
           Net realized gains (losses)                       (29,847)     (99,947)    (173,243)
                                                           ------------ ------------ ------------
     Change in unrealized gains (losses) on investments      (11,189)     568,242      937,515
                                                           ------------ ------------ ------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (41,036)     468,295      764,272
                                                           ------------ ------------ ------------
     Net increase (decrease) in net assets resulting
        from operations                                    $  55,131    $ 598,778    $ 943,485
                                                           ============ ============ ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                        MSF MFS VALUE                    MSF MORGAN STANLEY EAFE INDEX
                  INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------ ----------------------------------------------
    2011           2010           2009           2011           2010            2009
------------ -------------- -------------- --------------- -------------- ---------------
$ 836,589      $ 713,180           $ --     $ 1,549,893    $ 1,568,147     $ 2,127,820
------------ -------------- -------------- --------------- -------------- ---------------
  469,226        457,584        360,654         552,900        524,541         418,461
------------ -------------- -------------- --------------- -------------- ---------------
  469,226        457,584        360,654         552,900        524,541         418,461
------------ -------------- -------------- --------------- -------------- ---------------
  367,363        255,596       (360,654)        996,993      1,043,606       1,709,359
------------ -------------- -------------- --------------- -------------- ---------------
       --             --             --              --             --         345,458
  (44,982)      (425,864)      (877,734)        137,025       (236,046)       (800,654)
------------ -------------- -------------- --------------- -------------- ---------------
  (44,982)      (425,864)      (877,734)        137,025       (236,046)       (455,196)
------------ -------------- -------------- --------------- -------------- ---------------
 (346,891)     5,358,513      9,493,542      (9,604,700)     3,674,685      11,844,795
------------ -------------- -------------- --------------- -------------- ---------------
 (391,873)     4,932,649      8,615,808      (9,467,675)     3,438,639      11,389,599
------------ -------------- -------------- --------------- -------------- ---------------
$ (24,510)   $ 5,188,245    $ 8,255,154    $ (8,470,682)   $ 4,482,245    $ 13,098,958
============ ============== ============== =============== ============== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MSF NEUBERGER BERMAN GENESIS
                                                                                INVESTMENT DIVISION
                                                           -------------------------------------------
                                                                2011           2010           2009
                                                           -------------- ------------- --------------
INVESTMENT INCOME:
     Dividends                                               $ 596,562       $ 353,007      $ 663,127
                                                           -------------- ------------- --------------
EXPENSES:
     Mortality and expense risk charges                        663,840         628,387        512,489
                                                           -------------- ------------- --------------
        Total expenses                                         663,840         628,387        512,489
                                                           -------------- ------------- --------------
           Net investment income (loss)                        (67,278)       (275,380)       150,638
                                                           -------------- ------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                    --              --             --
     Realized gains (losses) on sale of investments           (976,828)     (2,085,738)    (2,703,187)
                                                           -------------- ------------- --------------
           Net realized gains (losses)                        (976,828)     (2,085,738)    (2,703,187)
                                                           -------------- ------------- --------------
     Change in unrealized gains (losses) on investments      4,961,322      15,927,942     10,045,644
                                                           -------------- ------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       3,984,494      13,842,204      7,342,457
                                                           -------------- ------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ 3,917,216    $ 13,566,824    $ 7,493,095
                                                           ============== ============= ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

           MSF NEUBERGER BERMAN MID CAP VALUE             MSF OPPENHEIMER GLOBAL EQUITY
                          INVESTMENT DIVISION                       INVESTMENT DIVISION
----------------------------------------------- -----------------------------------------
      2011            2010            2009            2011           2010         2009
--------------- --------------- --------------- --------------- ----------- -------------
   $ 587,608       $ 569,862       $ 813,259       $ 845,569      $ 612,821    $ 852,361
--------------- --------------- --------------- --------------- ----------- -------------
     575,836         570,197         440,022         304,815        297,201      258,416
--------------- --------------- --------------- --------------- ----------- -------------
     575,836         570,197         440,022         304,815        297,201      258,416
--------------- --------------- --------------- --------------- ----------- -------------
      11,772            (335)        373,237         540,754        315,620      593,945
--------------- --------------- --------------- --------------- ----------- -------------
          --              --          16,184              --             --           --
     682,184          12,235      (1,401,599)        892,248        362,727     (362,452)
--------------- --------------- --------------- --------------- ----------- -------------
     682,184          12,235      (1,385,415)        892,248        362,727     (362,452)
--------------- --------------- --------------- --------------- ----------- -------------
  (5,912,606)     15,949,723      21,838,137      (5,213,727)     5,192,068   11,124,292
--------------- --------------- --------------- --------------- ----------- -------------
  (5,230,422)     15,961,958      20,452,722      (4,321,479)     5,554,795   10,761,840
--------------- --------------- --------------- --------------- ----------- -------------
$ (5,218,650)   $ 15,961,623    $ 20,825,959    $ (3,780,725)   $ 5,870,415 $ 11,355,785
=============== =============== =============== =============== =========== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            MSF RUSSELL 2000 INDEX
                                                                               INVESTMENT DIVISION
                                                           ----------------------------------------------
                                                                 2011            2010           2009
                                                           --------------- --------------- --------------
INVESTMENT INCOME:
     Dividends                                                $ 561,526       $ 547,888      $ 812,284
                                                           --------------- --------------- --------------
EXPENSES:
     Mortality and expense risk charges                         389,979         378,183        318,144
                                                           --------------- --------------- --------------
        Total expenses                                          389,979         378,183        318,144
                                                           --------------- --------------- --------------
           Net investment income (loss)                         171,547         169,705        494,140
                                                           --------------- --------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                     --              --      1,106,089
     Realized gains (losses) on sale of investments             734,988         (66,857)    (1,035,970)
                                                           --------------- --------------- --------------
           Net realized gains (losses)                          734,988         (66,857)        70,119
                                                           --------------- --------------- --------------
     Change in unrealized gains (losses) on investments      (3,300,203)     11,828,973      9,093,620
                                                           --------------- --------------- --------------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (2,565,215)     11,762,116      9,163,739
                                                           --------------- --------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                    $ (2,393,668)   $ 11,931,821    $ 9,657,879
                                                           =============== =============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MSF T. ROWE PRICE LARGE CAP GROWTH            MSF T. ROWE PRICE SMALL CAP GROWTH
                        INVESTMENT DIVISION                           INVESTMENT DIVISION
-------------------------------------------- ----------------------------------------------
     2011          2010            2009           2011            2010            2009
------------- -------------- --------------- -------------- --------------- ---------------
$   38,643      $ 113,187       $ 224,945           $ --            $ --       $ 200,547
------------- -------------- --------------- -------------- --------------- ---------------
   354,938        373,672         295,919        968,014         769,902         477,748
------------- -------------- --------------- -------------- --------------- ---------------
   354,938        373,672         295,919        968,014         769,902         477,748
------------- -------------- --------------- -------------- --------------- ---------------
  (316,295)      (260,485)        (70,974)      (968,014)       (769,902)       (277,201)
------------- -------------- --------------- -------------- --------------- ---------------
        --             --              --             --              --       1,576,442
   908,859        253,453        (485,740)     2,332,511         562,971      (1,108,337)
------------- -------------- --------------- -------------- --------------- ---------------
   908,859        253,453        (485,740)     2,332,511         562,971         468,105
------------- -------------- --------------- -------------- --------------- ---------------
(1,383,140)     6,370,252      13,392,122       (846,789)     22,601,563      19,138,611
------------- -------------- --------------- -------------- --------------- ---------------
  (474,281)     6,623,705      12,906,382      1,485,722      23,164,534      19,606,716
------------- -------------- --------------- -------------- --------------- ---------------
$ (790,576)   $ 6,363,220    $ 12,835,408    $   517,708    $ 22,394,632    $ 19,329,515
============= ============== =============== ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MSF VAN ECK
                                                         GLOBAL NATURAL       MSF WESTERN ASSET MANAGEMENT
                                                              RESOURCES       STRATEGIC BOND OPPORTUNITIES
                                                    INVESTMENT DIVISION                INVESTMENT DIVISION
                                                    ------------------- --------------------------------------
                                                           2011 (f)         2011          2010       2009
                                                    ------------------- ----------- ------------- ------------
INVESTMENT INCOME:
     Dividends                                                   $ --   $ 1,209,466 $ 1,333,421   $ 1,175,403
                                                    ------------------- ----------- ------------- ------------
EXPENSES:
     Mortality and expense risk charges                           609       192,580     182,131       148,016
                                                    ------------------- ----------- ------------- ------------
        Total expenses                                            609       192,580     182,131       148,016
                                                    ------------------- ----------- ------------- ------------
           Net investment income (loss)                          (609)    1,016,886   1,151,290     1,027,387
                                                    ------------------- ----------- ------------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --            --          --       518,778
     Realized gains (losses) on sale of investments               (45)      144,847      71,403      (136,510)
                                                    ------------------- ----------- ------------- ------------
           Net realized gains (losses)                            (45)      144,847      71,403       382,268
                                                    ------------------- ----------- ------------- ------------
     Change in unrealized gains (losses)
        on investments                                         (2,198)       64,600   1,196,007     3,433,572
                                                    ------------------- ----------- ------------- ------------
     Net realized and changes in unrealized gains
        (losses) on investments                                (2,243)      209,447   1,267,410     3,815,840
                                                    ------------------- ----------- ------------- ------------
     Net increase (decrease) in net assets
        resulting from operations                            $ (2,852)  $ 1,226,333 $ 2,418,700   $ 4,843,227
                                                    =================== =========== ============= ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                PIMCO VIT
                                                ALL ASSET
MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT   INVESTMENT                PIMCO VIT LOW DURATION
                         INVESTMENT DIVISION     DIVISION                   INVESTMENT DIVISION
-------------------------------------------- ------------ --------------------------------------
    2011             2010          2009        2011 (f)      2011         2010       2009 (e)
------------ ---------------- -------------- ------------ ----------- ----------- --------------
$ 248,608           $ 448,826   $ 714,343      $ 2,796    $ 13,732       $ 12,187    $ 11,216
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  131,962             134,214     131,035           22       2,905          2,779       1,731
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  131,962             134,214     131,035           22       2,905          2,779       1,731
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  116,646             314,612     583,308        2,774      10,827          9,408       9,485
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  570,575              47,316          --           --          --          2,469      32,906
   (5,603)              1,727     (89,029)          --         618            260         180
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  564,972              49,043     (89,029)          --         618          2,729      33,086
------------ ---------------- -------------- ------------ ----------- ----------- --------------
   82,587             435,726      44,105       (1,176)     (6,243)        23,685       1,601
------------ ---------------- -------------- ------------ ----------- ----------- --------------
  647,559             484,769     (44,924)      (1,176)     (5,625)        26,414      34,687
------------ ---------------- -------------- ------------ ----------- ----------- --------------
$ 764,205           $ 799,381   $ 538,384      $ 1,598     $ 5,202       $ 35,822    $ 44,172
============ ================ ============== ============ =========== =========== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               PIONEER VCT EMERGING MARKETS
                                                                        INVESTMENT DIVISION
                                                           ------------------------------------
                                                                2011        2010         2009
                                                           ------------- ------------ ---------
INVESTMENT INCOME:
     Dividends                                             $       --      $ 3,039      $ 5,200
                                                           ------------- ------------ ---------
EXPENSES:
     Mortality and expense risk charges                        12,310       13,622        1,999
                                                           ------------- ------------ ---------
        Total expenses                                         12,310       13,622        1,999
                                                           ------------- ------------ ---------
           Net investment income (loss)                       (12,310)     (10,583)       3,201
                                                           ------------- ------------ ---------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --           --           --
     Realized gains (losses) on sale of investments           121,447       75,682        8,989
                                                           ------------- ------------ ---------
           Net realized gains (losses)                        121,447       75,682        8,989
                                                           ------------- ------------ ---------
     Change in unrealized gains (losses) on investments      (327,299)      68,690      311,181
                                                           ------------- ------------ ---------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (205,852)     144,372      320,170
                                                           ------------- ------------ ---------
     Net increase (decrease) in net assets
        resulting from operations                          $ (218,162)   $ 133,789    $ 323,371
                                                           ============= ============ =========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  PIONEER VCT MID CAP VALUE           ROYCE MICRO-CAP
        INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------------- ------------------------
    2011      2010    2009 (d)    2011         2010 (b)
----------- -------- ---------- ------------ -----------
 $ 1,190       $ 801    $ --      $ 8,331     $ 5,659
----------- -------- ---------- ------------ -----------
     550         297      34        1,375         619
----------- -------- ---------- ------------ -----------
     550         297      34        1,375         619
----------- -------- ---------- ------------ -----------
     640         504     (34)       6,956       5,040
----------- -------- ---------- ------------ -----------
      --          --      --           --          --
     580         313      32        1,545         197
----------- -------- ---------- ------------ -----------
     580         313      32        1,545         197
----------- -------- ---------- ------------ -----------
 (11,556)     14,039   2,439      (52,132)     61,964
----------- -------- ---------- ------------ -----------
 (10,976)     14,352   2,471      (50,587)     62,161
----------- -------- ---------- ------------ -----------
$(10,336)   $ 14,856 $ 2,437    $ (43,631)   $ 67,201
=========== ======== ========== ============ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       ROYCE SMALL-CAP
                                                                   INVESTMENT DIVISION
                                                           -----------------------------------
                                                                2011        2010    2009 (h)
                                                           ------------ ----------- ----------
INVESTMENT INCOME:
     Dividends                                               $ 3,804       $ 425       $ --
                                                           ------------ ----------- ----------
EXPENSES:
     Mortality and expense risk charges                        6,407       1,285         57
                                                           ------------ ----------- ----------
        Total expenses                                         6,407       1,285         57
                                                           ------------ ----------- ----------
           Net investment income (loss)                       (2,603)       (860)       (57)
                                                           ------------ ----------- ----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --          --         --
     Realized gains (losses) on sale of investments           18,080       2,111         16
                                                           ------------ ----------- ----------
           Net realized gains (losses)                        18,080       2,111         16
                                                           ------------ ----------- ----------
     Change in unrealized gains (losses) on investments      (64,398)     63,066      2,984
                                                           ------------ ----------- ----------
     Net realized and changes in unrealized gains (losses)
        on investments                                       (46,318)     65,177      3,000
                                                           ------------ ----------- ----------
     Net increase (decrease) in net assets
        resulting from operations                          $ (48,921)   $ 64,317    $ 2,943
                                                           ============ =========== ==========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

UIF EMERGING MARKETS DEBT              UIF EMERGING MARKETS EQUITY
      INVESTMENT DIVISION                      INVESTMENT DIVISION
-------------------------- ---------------------------------------
    2011    2010  2009 (h)    2011         2010        2009 (h)
---------- ------ -------- ---------- ------------- --------------
   $ 7,775 $ 318   $ 74      $ 1,515          $ 758        $ --
---------- ------ -------- ---------- ------------- --------------
     1,372    31      6        2,182            520          17
---------- ------ -------- ---------- ------------- --------------
     1,372    31      6        2,182            520          17
---------- ------ -------- ---------- ------------- --------------
     6,403   287     68         (667)           238         (17)
---------- ------ -------- ---------- ------------- --------------
     2,422    --     --           --             --          --
       392    87     32        4,478            899         480
---------- ------ -------- ---------- ------------- --------------
     2,814    87     32        4,478            899         480
---------- ------ -------- ---------- ------------- --------------
        79   318     95      (99,779)        38,992       1,146
---------- ------ -------- ---------- ------------- --------------
     2,893   405    127      (95,301)        39,891       1,626
---------- ------ -------- ---------- ------------- --------------
  $  9,296 $ 692  $ 195    $ (95,968)      $ 40,129     $ 1,609
========== ====== ======== ========== ============= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           WELLS FARGO VT TOTAL RETURN BOND
                                                                        INVESTMENT DIVISION
                                                           --------------------------------
                                                              2011        2010       2009
                                                           ----------- ----------- --------
INVESTMENT INCOME:
     Dividends                                             $ 18,903    $ 29,774    $ 18,789
                                                           ----------- ----------- --------
EXPENSES:
     Mortality and expense risk charges                       6,364       6,709       1,892
                                                           ----------- ----------- --------
        Total expenses                                        6,364       6,709       1,892
                                                           ----------- ----------- --------
           Net investment income (loss)                      12,539      23,065      16,897
                                                           ----------- ----------- --------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                             30,313      23,602       2,046
     Realized gains (losses) on sale of investments          15,483      10,857       3,173
                                                           ----------- ----------- --------
           Net realized gains (losses)                       45,796      34,459       5,219
                                                           ----------- ----------- --------
     Change in unrealized gains (losses) on investments      (7,169)    (12,496)     23,526
                                                           ----------- ----------- --------
     Net realized and changes in unrealized gains (losses)
        on investments                                       38,627      21,963      28,745
                                                           ----------- ----------- --------
     Net increase (decrease) in net assets
        resulting from operations                          $ 51,166    $ 45,028    $ 45,642
                                                           =========== =========== ========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                      ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                           INVESTMENT DIVISION
                                                     ------------------------------------------
                                                          2011           2010         2009
                                                     -------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ (144,795)       $ 1,176       $ (370)
  Net realized gains (losses)                            (40,514)         8,379       (2,773)
  Change in unrealized gains (losses) on investments  (1,444,286)         1,480       45,397
                                                     -------------- -------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                (1,629,595)        11,035       42,254
                                                     -------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             6,425          1,269       21,200
  Net transfers (including fixed account)              5,890,970        (20,468)      29,509
  Policy charges                                         (66,201)        (1,852)      (2,499)
  Transfers for policy benefits and terminations         (27,392)            --      (10,407)
                                                     -------------- -------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        5,803,802        (21,051)      37,803
                                                     -------------- -------------- ------------
     Net increase (decrease) in net assets             4,174,207        (10,016)      80,057
NET ASSETS:
  Beginning of year                                      119,488        129,504       49,447
                                                     -------------- -------------- ------------
  End of year                                        $ 4,293,695      $ 119,488    $ 129,504
                                                     ============== ============== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      ALLIANCEBERNSTEIN INTERMEDIATE BOND      ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                      INVESTMENT DIVISION                        INVESTMENT DIVISION
-------------------------------------------- ---------------------------------------
     2011           2010         2009 (a)            2011              2010 (b)
-------------- -------------- -------------- ----------------- ---------------------
    $ 1,914        $ 2,038          $ 692          $  (49)                $ 29
        184          2,172            716             175                    1
        563         (1,393)         2,187            (129)                  88
-------------- -------------- -------------- ----------------- ---------------------
      2,661          2,817          3,595              (3)                 118
-------------- -------------- -------------- ----------------- ---------------------
      2,678          3,570         13,019             268                   --
         --          9,880         23,126          (1,225)               1,252
     (1,310)        (1,055)          (590)           (135)                 (13)
         (8)          (255)       (10,842)           (121)                  --
-------------- -------------- -------------- ----------------- ---------------------
      1,360         12,140         24,713          (1,213)               1,239
-------------- -------------- -------------- ----------------- ---------------------
      4,021         14,957         28,308          (1,216)               1,357
     43,265         28,308             --           1,357                   --
-------------- -------------- -------------- ----------------- ---------------------
   $ 47,286       $ 43,265       $ 28,308           $ 141              $ 1,357
============== ============== ============== ================= =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               AMERICAN CENTURY VP VISTA
                                                                     INVESTMENT DIVISION
                                                      --------------------------------------
                                                           2011         2010         2009
                                                      ------------- ----------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $     (305)     $ (519)      $ (472)
  Net realized gains (losses)                              5,995      12,351      (47,927)
  Change in unrealized gains (losses) on investments      (8,184)     (1,947)      67,433
                                                      ------------- ----------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                    (2,494)      9,885       19,034
                                                      ------------- ----------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            11,044      13,202      110,074
  Net transfers (including fixed account)                (72,025)    (83,499)     (53,969)
  Policy charges                                          (2,026)     (2,550)      (4,572)
  Transfers for policy benefits and terminations              --      (9,338)      (3,305)
                                                      ------------- ----------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (63,007)    (82,185)      48,228
                                                      ------------- ----------- ------------
     Net increase (decrease) in net assets               (65,501)    (72,300)      67,262
NET ASSETS:
  Beginning of year                                       74,155     146,455       79,193
                                                      ------------- ----------- ------------
  End of year                                            $ 8,654    $ 74,155    $ 146,455
                                                      ============= =========== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                              AMERICAN FUNDS BOND           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                              INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- ------------------------------------------------------
     2011                   2010           2009            2011                   2010            2009
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
  $ 105,549               $ 94,433       $ 88,860       $ 324,478              $ 538,047      $ (246,097)
     10,695                 (8,911)       (91,981)        (68,423)              (386,466)     (2,366,209)
    121,054                122,161        381,938     (13,188,181)            11,810,164      23,159,810
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
    237,298                207,683        378,817     (12,932,126)            11,961,745      20,547,504
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
    678,665                724,857        777,097       7,605,640              8,529,505       9,330,898
     53,187                320,665        (59,617)     (1,805,503)              (976,366)     (1,354,960)
   (333,117)              (330,299)      (371,335)     (3,739,239)            (4,049,658)     (3,968,778)
   (265,605)              (318,517)      (107,448)     (4,059,136)            (4,114,157)     (2,381,130)
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
    133,130                396,706        238,697      (1,998,238)              (610,676)      1,626,030
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
    370,428                604,389        617,514     (14,930,364)            11,351,069      22,173,534
  4,365,031              3,760,642      3,143,128      67,405,353             56,054,284      33,880,750
-------------- ---------------------- -------------- --------------- ---------------------- ---------------
$ 4,735,459            $ 4,365,031    $ 3,760,642    $ 52,474,989           $ 67,405,353    $ 56,054,284
============== ====================== ============== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                     AMERICAN FUNDS GROWTH
                                                                                       INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                            2011                     2010             2009
                                                     ---------------- ------------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $(257,824)              $ (121,539)      $ (160,985)
  Net realized gains (losses)                              658,869                 (328,082)      (1,821,468)
  Change in unrealized gains (losses) on investments    (6,628,058)              19,817,938       31,985,158
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  (6,227,013)              19,368,317       30,002,705
                                                     ---------------- ------------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          15,130,932               16,677,167       18,769,815
  Net transfers (including fixed account)               (1,178,160)              (1,005,842)      (2,195,305)
  Policy charges                                        (8,119,220)              (8,182,015)      (8,384,980)
  Transfers for policy benefits and terminations        (8,844,884)              (8,617,264)      (5,510,035)
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (3,011,332)              (1,127,954)       2,679,495
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets              (9,238,345)              18,240,363       32,682,200
NET ASSETS:
  Beginning of year                                    127,437,855              109,197,492       76,515,292
                                                     ---------------- ------------------------ ----------------
  End of year                                        $ 118,199,510            $ 127,437,855    $ 109,197,492
                                                     ================ ======================== ================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS GROWTH-INCOME             AMERICAN FUNDS INTERNATIONAL
                         INVESTMENT DIVISION                      INVESTMENT DIVISION
----------------------------------------------- ----------------------------------------
        2011            2010            2009         2011         2010           2009
--------------- --------------- --------------- ------------ ------------ --------------
 $   553,773       $ 453,689       $ 446,910     $    980      $ 3,782          $ 799
     (58,726)       (336,443)       (956,152)        (605)        (608)         1,537
  (2,428,568)      6,948,053      15,943,649     (108,507)      46,566         19,842
--------------- --------------- --------------- ------------ ------------ --------------
  (1,933,521)      7,065,299      15,434,407     (108,132)      49,740         22,178
--------------- --------------- --------------- ------------ ------------ --------------
   9,556,841      10,334,758      11,825,982        4,120      196,875         22,210
    (457,407)       (240,405)     (1,377,002)     (89,752)     113,293        416,930
  (5,030,683)     (5,117,228)     (5,387,634)      (8,379)      (7,689)        (1,457)
  (4,739,607)     (4,718,644)     (3,569,007)     (82,771)      (7,938)       (38,651)
--------------- --------------- --------------- ------------ ------------ --------------
    (670,856)        258,481       1,492,339     (176,782)     294,541        399,032
--------------- --------------- --------------- ------------ ------------ --------------
  (2,604,377)      7,323,780      16,926,746     (284,914)     344,281        421,210
  73,861,194      66,537,414      49,610,668      809,625      465,344         44,134
--------------- --------------- --------------- ------------ ------------ --------------
$ 71,256,817    $ 73,861,194    $ 66,537,414    $ 524,711    $ 809,625      $ 465,344
=============== =============== =============== ============ ============ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                      AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                      INVESTMENT DIVISION
                                                     ------------------------------------------------------
                                                           2011              2010                2009
                                                     -------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 172                   $ 87          $ 1,740
  Net realized gains (losses)                              1,620                    643            1,124
  Change in unrealized gains (losses) on investments         885                  1,804           (1,799)
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                     2,677                  2,534            1,065
                                                     -------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            18,071                  7,825           43,406
  Net transfers (including fixed account)                 (2,592)               (50,106)          40,706
  Policy charges                                          (8,463)               (10,089)          (8,355)
  Transfers for policy benefits and terminations          (1,984)                (2,565)         (21,474)
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                            5,032                (54,935)          54,283
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets                 7,709                (52,401)          55,348
NET ASSETS:
  Beginning of year                                       37,830                 90,231           34,883
                                                     -------------- ---------------------- ----------------
  End of year                                           $ 45,539               $ 37,830         $ 90,231
                                                     ============== ====================== ================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      DREYFUS VIF INTERNATIONAL VALUE            FIDELITY VIP ASSET MANAGER: GROWTH
                  INVESTMENT DIVISION                           INVESTMENT DIVISION
-------------------------------------- --------------------------------------------
    2011         2010         2009           2011           2010           2009
------------ ------------ ------------ -------------- -------------- --------------
  $ 3,287      $ 2,491      $ 9,269       $ 12,600        $ 7,999       $ 15,866
     (960)     (14,086)    (185,176)        74,260         37,274        (16,185)
  (45,726)      19,382      238,024       (205,700)       201,872        427,179
------------ ------------ ------------ -------------- -------------- --------------
  (43,399)       7,787       62,117       (118,840)       247,145        426,860
------------ ------------ ------------ -------------- -------------- --------------
    1,458          955       28,115        182,388        168,558        240,196
   (1,532)     (65,938)     (85,562)       (79,369)       (53,668)       256,106
   (3,164)      (3,082)      (8,707)       (67,026)       (58,088)       (64,669)
     (766)          --      (45,781)      (392,245)      (120,774)       (44,925)
------------ ------------ ------------ -------------- -------------- --------------
   (4,004)     (68,065)    (111,935)      (356,252)       (63,972)       386,708
------------ ------------ ------------ -------------- -------------- --------------
  (47,403)     (60,278)     (49,818)      (475,092)       183,173        813,568
  231,464      291,742      341,560      1,905,608      1,722,435        908,867
------------ ------------ ------------ -------------- -------------- --------------
$ 184,061    $ 231,464    $ 291,742    $ 1,430,516    $ 1,905,608    $ 1,722,435
============ ============ ============ ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     FIDELITY VIP CONTRAFUND
                                                                         INVESTMENT DIVISION
                                                     --------------------------------------------
                                                          2011           2010           2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 10,058        $ 9,930       $ 30,836
  Net realized gains (losses)                             12,745       (217,628)      (198,535)
  Change in unrealized gains (losses) on investments     (98,141)       648,547      1,136,586
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   (75,338)       440,849        968,887
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           206,289        166,923        431,847
  Net transfers (including fixed account)               (243,464)    (1,821,221)       898,388
  Policy charges                                         (93,976)       (86,557)       (99,153)
  Transfers for policy benefits and terminations        (319,235)       (10,806)      (139,114)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (450,386)    (1,751,661)     1,091,968
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets              (525,724)    (1,310,812)     2,060,855
NET ASSETS:
  Beginning of year                                    2,677,373      3,988,185      1,927,330
                                                     -------------- -------------- --------------
  End of year                                        $ 2,151,649    $ 2,677,373    $ 3,988,185
                                                     ============== ============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          FIDELITY VIP EQUITY-INCOME           FIDELITY VIP FREEDOM 2010
                 INVESTMENT DIVISION                 INVESTMENT DIVISION
------------------------------------- -----------------------------------
    2011         2010         2009       2011        2010        2009
----------- ------------ ------------ ----------- ----------- -----------
   $(112)     $ 2,489      $ 3,688       $ 576       $ 545       $ 457
   2,625       (5,418)    (392,905)      1,481         537      (1,656)
  (8,921)      31,745      405,695      (2,344)      2,036       3,793
----------- ------------ ------------ ----------- ----------- -----------
  (6,408)      28,816       16,478        (287)      3,118       2,594
----------- ------------ ------------ ----------- ----------- -----------
  26,285       37,251       60,293       2,823       2,793       1,353
 (55,376)    (103,500)    (169,930)        884      12,520     (12,215)
  (4,119)      (5,643)     (10,922)         --          --          --
(144,483)          --     (227,954)     (1,136)     (1,119)       (753)
----------- ------------ ------------ ----------- ----------- -----------
(177,693)     (71,892)    (348,513)      2,571      14,194     (11,615)
----------- ------------ ------------ ----------- ----------- -----------
(184,101)     (43,076)    (332,035)      2,284      17,312      (9,021)
 202,690      245,766      577,801      31,860      14,548      23,569
----------- ------------ ------------ ----------- ----------- -----------
$ 18,589    $ 202,690    $ 245,766    $ 34,144    $ 31,860    $ 14,548
=========== ============ ============ =========== =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               FIDELITY VIP FREEDOM 2020
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------
                                                          2011         2010         2009
                                                     ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 12,681     $ 12,680     $ 17,181
  Net realized gains (losses)                           12,805        8,278         (918)
  Change in unrealized gains (losses) on investments   (33,543)      70,032      149,817
                                                     ------------ ------------ ------------
     Net increase (decrease) in net assets resulting
       from operations                                  (8,057)      90,990      166,080
                                                     ------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          12,681       10,953        2,536
  Net transfers (including fixed account)               33,211        1,108      449,027
  Policy charges                                        (7,830)      (7,298)      (5,925)
  Transfers for policy benefits and terminations       (68,993)      (5,562)        (928)
                                                     ------------ ------------ ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (30,931)        (799)     444,710
                                                     ------------ ------------ ------------
     Net increase (decrease) in net assets             (38,988)      90,191      610,790
NET ASSETS:
  Beginning of year                                    738,702      648,511       37,721
                                                     ------------ ------------ ------------
  End of year                                        $ 699,714    $ 738,702    $ 648,511
                                                     ============ ============ ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                            FIDELITY VIP
     FIDELITY VIP FREEDOM 2030              FREEDOM 2050
           INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------------------ --------------------
   2011         2010         2009          2011 (c)
----------- ------------ ----------- -------------------
 $   932      $ 1,654       $ 512               $ 228
  11,923        1,390         367              (3,654)
 (12,843)      11,839       6,395               1,450
----------- ------------ ----------- -------------------
      12       14,883       7,274              (1,976)
----------- ------------ ----------- -------------------
   2,634        3,169       1,286                  --
 (51,129)      62,506       2,573              17,414
    (369)      (1,042)        (28)                 --
  (2,369)      (3,063)       (754)                 --
----------- ------------ ----------- -------------------
 (51,233)      61,570       3,077              17,414
----------- ------------ ----------- -------------------
 (51,221)      76,453      10,351              15,438
 108,191       31,738      21,387                  --
----------- ------------ ----------- -------------------
$ 56,970    $ 108,191    $ 31,738            $ 15,438
=========== ============ =========== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             FIDELITY VIP HIGH INCOME
                                                                  INVESTMENT DIVISION
                                                     ----------------------------------
                                                         2011       2010     2009 (d)
                                                     ----------- ---------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,926      $ 310     $ 2,849
  Net realized gains (losses)                              13       (227)         11
  Change in unrealized gains (losses) on investments   (1,768)       801        (647)
                                                     ----------- ---------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                  1,171        884       2,213
                                                     ----------- ---------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,335         --      16,782
  Net transfers (including fixed account)              34,562    (36,834)     22,156
  Policy charges                                         (330)      (252)       (236)
  Transfers for policy benefits and terminations          (80)      (148)         --
                                                     ----------- ---------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                        37,487    (37,234)     38,702
                                                     ----------- ---------- -----------
     Net increase (decrease) in net assets             38,658    (36,350)     40,915
NET ASSETS:
  Beginning of year                                     4,565     40,915          --
                                                     ----------- ---------- -----------
  End of year                                        $ 43,223    $ 4,565    $ 40,915
                                                     =========== ========== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         FIDELITY VIP INVESTMENT GRADE BOND                   FIDELITY VIP MID CAP
                        INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------------- ----------------------------------------
     2011           2010           2009         2011           2010         2009
-------------- -------------- -------------- ------------ -------------- ------------
   $ 48,188       $ 13,892       $ 10,311    $  (5,575)      $ (4,707)       $ (23)
     21,189         23,465          3,887       12,027          3,104          742
      1,742        (13,312)        (1,678)     (60,535)        83,723       13,131
-------------- -------------- -------------- ------------ -------------- ------------
     71,119         24,045         12,520      (54,083)        82,120       13,850
-------------- -------------- -------------- ------------ -------------- ------------
      1,122            829          4,336        5,952         95,232        3,949
  1,150,764        281,430        183,821      253,173         77,140      192,734
    (10,497)        (4,910)        (4,482)      (5,498)        (3,824)        (835)
         --             --         (5,946)     (47,617)        (4,506)     (25,654)
-------------- -------------- -------------- ------------ -------------- ------------
  1,141,389        277,349        177,729      206,010        164,042      170,194
-------------- -------------- -------------- ------------ -------------- ------------
  1,212,508        301,394        190,249      151,927        246,162      184,044
    535,344        233,950         43,701      462,031        215,869       31,825
-------------- -------------- -------------- ------------ -------------- ------------
$ 1,747,852      $ 535,344      $ 233,950    $ 613,958      $ 462,031    $ 215,869
============== ============== ============== ============ ============== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                     FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                           INVESTMENT DIVISION
                                                     -------------------------------------------
                                                         2011           2010          2009
                                                     ------------ --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 18,799         $ 7,237        $ 3,112
  Net realized gains (losses)                            1,929          (4,189)      (438,168)
  Change in unrealized gains (losses) on investments   (59,670)         81,592        609,659
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 (38,942)         84,640        174,603
                                                     ------------ --------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          53,641          97,464        291,315
  Net transfers (including fixed account)              113,146         (79,267)    (1,354,085)
  Policy charges                                       (20,333)        (17,879)       (31,930)
  Transfers for policy benefits and terminations      (291,009)           (141)       (32,906)
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (144,555)            177     (1,127,606)
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets            (183,497)         84,817       (953,003)
NET ASSETS:
  Beginning of year                                    967,332         882,515      1,835,518
                                                     ------------ --------------- --------------
  End of year                                        $ 783,835       $ 967,332      $ 882,515
                                                     ============ =============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      FTVIPT TEMPLETON FOREIGN SECURITIES    FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                      INVESTMENT DIVISION                        INVESTMENT DIVISION
-------------------------------------------- ---------------------------------------
     2011           2010           2009         2011           2010        2009 (e)
-------------- -------------- -------------- ------------ ------------- ------------
   $(22,203)     $ (74,871)     $ 211,754     $  9,757         $ (29)         $ (4)
    253,750        (50,450)      (153,389)     (11,299)        4,601             5
   (552,735)       614,425      2,059,948      (11,949)         (171)          239
-------------- -------------- -------------- ------------ ------------- ------------
   (321,188)       489,104      2,118,313      (13,491)        4,401           240
-------------- -------------- -------------- ------------ ------------- ------------
    379,032        834,212        807,327       38,191         9,303            --
 (5,636,582)       220,184       (284,673)     482,861        (9,428)        3,614
   (132,125)      (165,900)      (372,860)      (6,561)         (736)         (140)
   (512,046)       (68,047)      (189,134)    (215,383)       (3,516)          (10)
-------------- -------------- -------------- ------------ ------------- ------------
 (5,901,721)       820,449        (39,340)     299,108        (4,377)        3,464
-------------- -------------- -------------- ------------ ------------- ------------
 (6,222,909)     1,309,553      2,078,973      285,617            24         3,704
  9,244,694      7,935,141      5,856,168        3,728         3,704            --
-------------- -------------- -------------- ------------ ------------- ------------
$ 3,021,785    $ 9,244,694    $ 7,935,141    $ 289,345       $ 3,728       $ 3,704
============== ============== ============== ============ ============= ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             GOLDMAN SACHS MID-CAP VALUE
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------
                                                          2011          2010          2009
                                                     ------------ ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $   932         $ 908         $ 2,747
  Net realized gains (losses)                          (27,627)      (13,608)       (540,331)
  Change in unrealized gains (losses) on investments     1,030        84,633         633,578
                                                     ------------ ------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (25,665)       71,933          95,994
                                                     ------------ ------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners              --            --              --
  Net transfers (including fixed account)                   --       (23,223)       (667,539)
  Policy charges                                        (7,841)       (7,848)        (13,708)
  Transfers for policy benefits and terminations       (65,335)       (2,114)           (214)
                                                     ------------ ------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (73,176)      (33,185)       (681,461)
                                                     ------------ ------------- ---------------
     Net increase (decrease) in net assets             (98,841)       38,748        (585,467)
NET ASSETS:
  Beginning of year                                    367,089       328,341         913,808
                                                     ------------ ------------- ---------------
  End of year                                        $ 268,248     $ 367,089       $ 328,341
                                                     ============ ============= ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                   INVESCO V.I.
                                                                                                     GOVERNMENT
 GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY                  INVESCO V.I. GLOBAL REAL ESTATE          SECURITIES
                       INVESTMENT DIVISION                              INVESTMENT DIVISION INVESTMENT DIVISION
------------------------------------------ ------------------------------------------------ -------------------
       2011            2010        2009         2011             2010            2009                 2011 (f)
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
      $ 251           $ 100       $ 551       $ 22,923         $ 32,545         $ (5,813)             $ (120)
        175          (7,335)    (17,708)      (158,339)        (130,047)        (698,156)              1,389
       (255)         18,632      28,044        (44,519)         289,353        1,038,943               1,336
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
        171          11,397      10,887       (179,935)         191,851          334,974               2,605
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
        468           4,077      12,573         18,821            3,708          143,426                  --
         --         (33,283)      4,125        131,727          (63,773)        (367,827)             19,885
     (1,631)         (1,447)     (1,545)       (16,626)         (14,537)         (55,212)               (999)
         (1)             --      (4,928)       (60,454)         (26,660)          (3,924)                 --
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
     (1,164)        (30,653)     10,225         73,468         (101,262)        (283,537)             18,886
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
       (993)        (19,256)     21,112       (106,467)          90,589           51,437              21,491
     51,252          70,508      49,396      1,597,111        1,506,522        1,455,085                  --
--------------- -------------- ----------- -------------- ---------------- ---------------- -------------------
$    50,259        $ 51,252    $ 70,508    $ 1,490,644      $ 1,597,111      $ 1,506,522            $ 21,491
=============== ============== =========== ============== ================ ================ ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                          INVESCO V.I. INTERNATIONAL GROWTH
                                                                        INVESTMENT DIVISION
                                                     ------------------------------------------
                                                         2011            2010        2009 (d)
                                                     ----------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,260         $ 3,581          $ 213
  Net realized gains (losses)                           3,888           1,465             34
  Change in unrealized gains (losses) on investments  (28,330)         26,537          2,258
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                (22,182)         31,583          2,505
                                                     ----------- --------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,175          43,890             --
  Net transfers (including fixed account)             (26,489)        184,805         16,392
  Policy charges                                       (5,587)         (4,422)          (495)
  Transfers for policy benefits and terminations     (197,921)         (1,805)           (42)
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                      (226,822)        222,468         15,855
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets           (249,004)        254,051         18,360
NET ASSETS:
  Beginning of year                                   272,411          18,360             --
                                                     ----------- --------------- --------------
  End of year                                        $ 23,407       $ 272,411       $ 18,360
                                                     =========== =============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

INVESCO V.I. VAN KAMPEN COMSTOCK                   JANUS ASPEN BALANCED
             INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------- --------------------------------------------
     2011             2010 (g)        2011           2010           2009
------------ ------------------- -------------- -------------- --------------
    $  66                $ --       $ 18,800       $ 30,692       $ 12,907
     (127)                 53        137,912         26,581         19,174
   (6,181)                 45       (161,867)        90,252         93,262
------------ ------------------- -------------- -------------- --------------
   (6,242)                 98         (5,155)       147,525        125,343
------------ ------------------- -------------- -------------- --------------
   18,211                  --        105,004        500,783        116,443
  148,276              31,986       (679,101)       426,734      1,020,529
   (2,267)                 --        (31,952)       (30,577)       (15,717)
       --                  --       (575,867)        (8,070)        (2,543)
------------ ------------------- -------------- -------------- --------------
  164,220              31,986     (1,181,916)       888,870      1,118,712
------------ ------------------- -------------- -------------- --------------
  157,978              32,084     (1,187,071)     1,036,395      1,244,055
   32,084                  --      2,526,859      1,490,464        246,409
------------ ------------------- -------------- -------------- --------------
$ 190,062            $ 32,084    $ 1,339,788    $ 2,526,859    $ 1,490,464
============ =================== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                         JANUS ASPEN FORTY
                                                                       INVESTMENT DIVISION
                                                     ------------------------------------------
                                                          2011          2010          2009
                                                     ------------ ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $(13,635)       $ (14,015)    $ (2,048)
  Net realized gains (losses)                           43,353           14,051      (78,622)
  Change in unrealized gains (losses) on investments  (117,114)          47,707      310,554
                                                     ------------ ---------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                 (87,396)          47,743      229,884
                                                     ------------ ---------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          58,591          190,160      165,769
  Net transfers (including fixed account)             (237,596)          46,953      209,535
  Policy charges                                       (14,197)         (16,395)     (23,392)
  Transfers for policy benefits and terminations      (229,034)          (6,634)    (106,150)
                                                     ------------ ---------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (422,236)         214,084      245,762
                                                     ------------ ---------------- ------------
     Net increase (decrease) in net assets            (509,632)         261,827      475,646
NET ASSETS:
  Beginning of year                                  1,212,768          950,941      475,295
                                                     ------------ ---------------- ------------
  End of year                                        $ 703,136      $ 1,212,768    $ 950,941
                                                     ============ ================ ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                           JANUS ASPEN JANUS                      JANUS ASPEN OVERSEAS
                         INVESTMENT DIVISION                       INVESTMENT DIVISION
----------------------------------------------- ---------------------------------------
    2011               2010           2009         2011           2010        2009
------------- ------------------ -------------- ------------ -------------- -----------
 $ (31,581)         $(153,142)       $ 5,686   $  (28,181)      $    792        $ 58
 1,561,413             52,158        (31,201)     (90,371)         4,218      26,564
(1,416,036)           848,330      1,662,317     (214,175)        62,994      37,885
------------- ------------------ -------------- ------------ -------------- -----------
   113,796            747,346      1,636,802     (332,727)        68,004      64,507
------------- ------------------ -------------- ------------ -------------- -----------
     6,403            635,005        658,401       17,337         61,601       9,283
(6,850,158)           (58,773)         8,858      362,799        175,192      11,467
   (52,198)          (122,027)      (310,790)     (27,743)        (7,034)     (3,624)
  (191,751)                --         (1,693)     (51,382)        (4,005)    (25,524)
------------- ------------------ -------------- ------------ -------------- -----------
(7,087,704)           454,205        354,776      301,011        225,754      (8,398)
------------- ------------------ -------------- ------------ -------------- -----------
(6,973,908)         1,201,551      1,991,578      (31,716)       293,758      56,109
 7,832,002          6,630,451      4,638,873      375,851         82,093      25,984
------------- ------------------ -------------- ------------ -------------- -----------
 $ 858,094        $ 7,832,002    $ 6,630,451    $ 344,135      $ 375,851    $ 82,093
============= ================== ============== ============ ============== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MFS VIT GLOBAL EQUITY
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------
                                                         2011           2010        2009
                                                     ----------- -------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 214          $ 634     $ 1,004
  Net realized gains (losses)                          12,787            183     (11,994)
  Change in unrealized gains (losses) on investments  (16,173)        19,523      27,307
                                                     ----------- -------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                 (3,172)        20,340      16,317
                                                     ----------- -------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         10,718         28,453      20,456
  Net transfers (including fixed account)            (180,476)       103,015      (9,035)
  Policy charges                                       (1,193)        (2,360)     (1,544)
  Transfers for policy benefits and terminations      (47,257)        (1,538)     (5,469)
                                                     ----------- -------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                      (218,208)       127,570       4,408
                                                     ----------- -------------- -----------
     Net increase (decrease) in net assets           (221,380)       147,910      20,725
NET ASSETS:
  Beginning of year                                   226,794         78,884      58,159
                                                     ----------- -------------- -----------
  End of year                                         $ 5,414      $ 226,794    $ 78,884
                                                     =========== ============== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                   MFS VIT HIGH INCOME                          MFS VIT NEW DISCOVERY
                   INVESTMENT DIVISION                            INVESTMENT DIVISION
----------------------------------------- -------------------------------------------
     2011          2010         2009         2011            2010            2009
------------ --------------- ------------ ------------ --------------- --------------
 $ 11,578         $ 8,200        $ 660    $    (555)      $    (340)       $   (27)
      361             680          326       18,098             544          1,560
   (7,343)          7,331       21,466      (32,906)         28,843          3,314
------------ --------------- ------------ ------------ --------------- --------------
    4,596          16,211       22,452      (15,363)         29,047          4,847
------------ --------------- ------------ ------------ --------------- --------------
       --              --        3,777        6,694           8,926            564
       --            (706)      90,405            5          94,362            (83)
   (1,372)         (1,293)        (684)      (3,864)         (2,441)          (178)
      (22)             --       (1,164)          --              --         (2,063)
------------ --------------- ------------ ------------ --------------- --------------
   (1,394)         (1,999)      92,334        2,835         100,847         (1,760)
------------ --------------- ------------ ------------ --------------- --------------
    3,202          14,212      114,786      (12,528)        129,894          3,087
  132,109         117,897        3,111      134,923           5,029          1,942
------------ --------------- ------------ ------------ --------------- --------------
$ 135,311       $ 132,109    $ 117,897    $ 122,395       $ 134,923        $ 5,029
============ =============== ============ ============ =============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                             MFS VIT VALUE
                                                                       INVESTMENT DIVISION
                                                     ------------------------------------------
                                                         2011          2010           2009
                                                     ----------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 714           $ 676          $ 546
  Net realized gains (losses)                          (9,686)           (552)        (1,224)
  Change in unrealized gains (losses) on investments    6,173           7,585         14,082
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 (2,799)          7,709         13,404
                                                     ----------- --------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             --              --             --
  Net transfers (including fixed account)                  --              --             --
  Policy charges                                       (2,437)         (2,613)        (2,736)
  Transfers for policy benefits and terminations      (29,560)             (2)            (1)
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (31,997)         (2,615)        (2,737)
                                                     ----------- --------------- --------------
     Net increase (decrease) in net assets            (34,796)          5,094         10,667
NET ASSETS:
  Beginning of year                                    79,095          74,001         63,334
                                                     ----------- --------------- --------------
  End of year                                        $ 44,299        $ 79,095       $ 74,001
                                                     =========== =============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

     MIST AMERICAN FUNDS BALANCED ALLOCATION      MIST AMERICAN FUNDS GROWTH ALLOCATION
                         INVESTMENT DIVISION                        INVESTMENT DIVISION
-------------------------------------------- -------------------------------------------
    2011            2010           2009         2011            2010           2009
------------ ---------------- -------------- ------------ --------------- --------------
  $ 6,635          $ 3,146           $ --     $ 10,815         $ 2,434           $ --
    6,294            1,822            (28)       9,254           5,990          1,298
  (23,258)          26,193         14,667      (58,738)         79,550         20,909
------------ ---------------- -------------- ------------ --------------- --------------
  (10,329)          31,161         14,639      (38,669)         87,974         22,207
------------ ---------------- -------------- ------------ --------------- --------------
  100,111          105,391         30,361      267,061         355,048         87,422
   36,239           89,836        167,911       31,086         223,657         36,431
  (32,003)         (11,710)        (9,727)    (124,905)        (93,195)       (24,118)
   (5,429)              --           (563)     (59,628)         (2,170)        (2,703)
------------ ---------------- -------------- ------------ --------------- --------------
   98,918          183,517        187,982      113,614         483,340         97,032
------------ ---------------- -------------- ------------ --------------- --------------
   88,589          214,678        202,621       74,945         571,314        119,239
  427,406          212,728         10,107      706,300         134,986         15,747
------------ ---------------- -------------- ------------ --------------- --------------
$ 515,995        $ 427,406      $ 212,728    $ 781,245       $ 706,300      $ 134,986
============ ================ ============== ============ =============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                       MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                           INVESTMENT DIVISION
                                                     -------------------------------------------
                                                         2011            2010           2009
                                                     ------------ --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 5,453         $ 2,501           $ --
  Net realized gains (losses)                            3,384             646            370
  Change in unrealized gains (losses) on investments    (7,233)         16,902         11,101
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   1,604          20,049         11,471
                                                     ------------ --------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         153,402         103,657         36,169
  Net transfers (including fixed account)               57,534          70,020         57,483
  Policy charges                                       (55,936)        (37,265)       (13,816)
  Transfers for policy benefits and terminations        (5,092)         (2,260)           (21)
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        149,908         134,152         79,815
                                                     ------------ --------------- --------------
     Net increase (decrease) in net assets             151,512         154,201         91,286
NET ASSETS:
  Beginning of year                                    250,094          95,893          4,607
                                                     ------------ --------------- --------------
  End of year                                        $ 401,606       $ 250,094       $ 95,893
                                                     ============ =============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                        MIST BLACKROCK LARGE CAP CORE                      MIST CLARION GLOBAL REAL ESTATE
                                  INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------
      2011               2010               2009            2011              2010              2009
---------------- ------------------ ------------------ --------------- ----------------- -----------------
  $ 1,161,359        $ 1,615,609        $ 2,132,876       $ 668,733       $ 1,391,967         $ 376,681
   (4,542,808)        (7,248,214)       (10,716,690)       (421,589)         (571,095)       (1,092,248)
    3,050,880         38,497,976         54,384,062      (1,500,208)        1,969,823         5,493,585
---------------- ------------------ ------------------ --------------- ----------------- -----------------
     (330,569)        32,865,371         45,800,248      (1,253,064)        2,790,695         4,778,018
---------------- ------------------ ------------------ --------------- ----------------- -----------------
   32,085,988         34,809,861         38,206,877       2,829,699         3,115,895         3,655,037
   (2,768,320)        (2,767,361)        (5,847,879)       (266,335)           (6,843)         (802,883)
  (25,373,589)       (25,759,862)       (26,968,042)     (1,318,752)       (1,331,035)       (1,374,865)
  (21,487,307)       (21,236,249)       (18,412,707)     (1,591,725)       (1,474,613)         (714,297)
---------------- ------------------ ------------------ --------------- ----------------- -----------------
  (17,543,228)       (14,953,611)       (13,021,751)       (347,113)          303,404           762,992
---------------- ------------------ ------------------ --------------- ----------------- -----------------
  (17,873,797)        17,911,760         32,778,497      (1,600,177)        3,094,099         5,541,010
  309,489,536        291,577,776        258,799,279      21,160,564        18,066,465        12,525,455
---------------- ------------------ ------------------ --------------- ----------------- -----------------
$ 291,615,739      $ 309,489,536      $ 291,577,776    $ 19,560,387      $ 21,160,564      $ 18,066,465
================ ================== ================== =============== ================= =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MIST DREMAN SMALL CAP VALUE
                                                                               INVESTMENT DIVISION
                                                     ------------------------------------------------
                                                           2011           2010             2009
                                                     -------------- ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 217             $ (48)         $ (427)
  Net realized gains (losses)                              1,124               403          58,177
  Change in unrealized gains (losses) on investments      (4,058)            3,392           2,844
                                                     -------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    (2,717)            3,747          60,594
                                                     -------------- ----------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             8,977             2,082             412
  Net transfers (including fixed account)                  6,064             6,849         240,274
  Policy charges                                          (3,875)           (2,325)         (5,500)
  Transfers for policy benefits and terminations              --                --        (278,764)
                                                     -------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           11,166             6,606         (43,578)
                                                     -------------- ----------------- ---------------
     Net increase (decrease) in net assets                 8,449            10,353          17,016
NET ASSETS:
  Beginning of year                                       27,489            17,136             120
                                                     -------------- ----------------- ---------------
  End of year                                           $ 35,938          $ 27,489        $ 17,136
                                                     ============== ================= ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                 MIST HARRIS OAKMARK INTERNATIONAL                      MIST INVESCO SMALL CAP GROWTH
                               INVESTMENT DIVISION                                INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------
     2011               2010              2009           2011              2010              2009
--------------- ------------------ ----------------- -------------- ------------------ ----------------
   $(234,682)         $ 343,311       $ 1,418,689       $(36,533)         $ (30,507)       $ (22,254)
    (114,036)          (312,283)       (1,294,657)       169,309            (15,371)         (84,509)
  (4,256,535)         4,235,035         8,897,628       (192,641)           887,599          919,328
--------------- ------------------ ----------------- -------------- ------------------ ----------------
  (4,605,253)         4,266,063         9,021,660        (59,865)           841,721          812,565
--------------- ------------------ ----------------- -------------- ------------------ ----------------
   3,837,373          4,074,673         4,204,850        453,004            471,774          525,764
     133,438            669,473           154,538         42,346            164,724          214,625
  (1,743,944)        (1,796,257)       (1,715,379)      (231,126)          (216,436)        (223,502)
  (1,949,570)        (2,128,605)       (1,050,988)      (261,290)          (184,521)        (124,073)
--------------- ------------------ ----------------- -------------- ------------------ ----------------
     277,297            819,284         1,593,021         (2,934)           235,541          392,814
--------------- ------------------ ----------------- -------------- ------------------ ----------------
  (4,327,956)         5,085,347        10,614,681        (56,931)         1,077,262        1,205,379
  31,544,698         26,459,351        15,844,670      4,469,898          3,392,636        2,187,257
--------------- ------------------ ----------------- -------------- ------------------ ----------------
$ 27,216,742       $ 31,544,698      $ 26,459,351    $ 4,412,967        $ 4,469,898      $ 3,392,636
=============== ================== ================= ============== ================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                    MIST JANUS FORTY
                                                                                 INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                          2011               2010            2009
                                                     --------------- ------------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 149,656          $ 119,973       $ (75,162)
  Net realized gains (losses)                               2,199            (41,591)       (540,105)
  Change in unrealized gains (losses) on investments   (1,278,619)         1,120,682       3,887,171
                                                     --------------- ------------------ ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (1,126,764)         1,199,064       3,271,904
                                                     --------------- ------------------ ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,050,382          2,241,409       2,031,808
  Net transfers (including fixed account)              (1,014,538)           410,883       1,027,089
  Policy charges                                         (884,372)          (908,738)       (846,828)
  Transfers for policy benefits and terminations         (795,086)          (788,374)       (298,955)
                                                     --------------- ------------------ ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (643,614)           955,180       1,913,114
                                                     --------------- ------------------ ---------------
     Net increase (decrease) in net assets             (1,770,378)         2,154,244       5,185,018
NET ASSETS:
  Beginning of year                                    14,254,655         12,100,411       6,915,393
                                                     --------------- ------------------ ---------------
  End of year                                        $ 12,484,277       $ 14,254,655    $ 12,100,411
                                                     =============== ================== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                        MIST LAZARD MID CAP         MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                        INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------- -------------------------------------------------
     2011              2010           2009           2011              2010           2009
-------------- ----------------- -------------- --------------- ----------------- --------------
   $  7,046          $ 11,435       $ 19,267    $    (80,301)        $ (53,638)     $ (40,420)
    (15,584)          (93,933)      (283,748)         93,448           (57,251)      (166,346)
   (320,660)        1,108,654      1,519,608        (217,464)        1,583,027      1,815,976
-------------- ----------------- -------------- --------------- ----------------- --------------
   (329,198)        1,026,156      1,255,127        (204,317)        1,472,138      1,609,210
-------------- ----------------- -------------- --------------- ----------------- --------------
    665,125           700,574        796,272       1,318,130           897,883      1,020,767
    304,589            24,219       (267,754)      5,034,717          (116,646)      (178,569)
   (345,623)         (347,953)      (346,321)       (725,056)         (490,095)      (500,322)
   (602,339)         (387,630)      (290,206)       (890,256)         (464,163)      (374,454)
-------------- ----------------- -------------- --------------- ----------------- --------------
     21,752           (10,790)      (108,009)      4,737,535          (173,021)       (32,578)
-------------- ----------------- -------------- --------------- ----------------- --------------
   (307,446)        1,015,366      1,147,118       4,533,218         1,299,117      1,576,632
  5,585,124         4,569,758      3,422,640       7,832,576         6,533,459      4,956,827
-------------- ----------------- -------------- --------------- ----------------- --------------
$ 5,277,678       $ 5,585,124    $ 4,569,758    $ 12,365,794       $ 7,832,576    $ 6,533,459
============== ================= ============== =============== ================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MIST LORD ABBETT BOND DEBENTURE
                                                                                   INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                          2011              2010              2009
                                                     --------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,356,223        $ 1,402,246       $ 1,391,406
  Net realized gains (losses)                             583,376            240,525          (126,749)
  Change in unrealized gains (losses) on investments     (863,576)         1,315,427         5,411,601
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,076,023          2,958,198         6,676,258
                                                     --------------- ------------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,158,065          2,523,009         2,703,439
  Net transfers (including fixed account)              (2,168,860)          (548,415)        2,036,045
  Policy charges                                       (1,487,874)        (1,509,898)       (1,703,902)
  Transfers for policy benefits and terminations       (1,520,091)        (1,782,906)       (1,226,776)
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,018,760)        (1,318,210)        1,808,806
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets             (1,942,737)         1,639,988         8,485,064
NET ASSETS:
  Beginning of year                                    27,673,730         26,033,742        17,548,678
                                                     --------------- ------------------ -----------------
  End of year                                        $ 25,730,993       $ 27,673,730      $ 26,033,742
                                                     =============== ================== =================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                 MIST LORD ABBETT MID CAP VALUE                      MIST MET/FRANKLIN INCOME
                            INVESTMENT DIVISION                           INVESTMENT DIVISION
----------------------------------------------- ---------------------------------------------
     2011             2010           2009           2011            2010            2009
-------------- ----------------- -------------- ------------ ----------------- --------------
      $ 166             $ 199        $ 1,558      $ 8,323           $ 3,216           $ --
        818             3,236        (38,897)       5,705               823             54
     (5,510)           19,769         57,059       (8,507)           10,272          9,507
-------------- ----------------- -------------- ------------ ----------------- --------------
     (4,526)           23,204         19,720        5,521            14,311          9,561
-------------- ----------------- -------------- ------------ ----------------- --------------
      5,506             6,334         75,266       44,198            28,894         13,515
     11,792           (18,047)       (77,923)      67,493            66,675         19,688
     (3,104)           (3,822)        (4,803)     (23,591)          (12,613)        (6,238)
         --                --           (590)      (7,430)           (1,480)          (482)
-------------- ----------------- -------------- ------------ ----------------- --------------
     14,194           (15,535)        (8,050)      80,670            81,476         26,483
-------------- ----------------- -------------- ------------ ----------------- --------------
      9,668             7,669         11,670       86,191            95,787         36,044
    111,190           103,521         91,851      151,292            55,505         19,461
-------------- ----------------- -------------- ------------ ----------------- --------------
  $ 120,858         $ 111,190      $ 103,521    $ 237,483         $ 151,292       $ 55,505
============== ================= ============== ============ ================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               MIST MET/FRANKLIN MUTUAL SHARES
                                                                           INVESTMENT DIVISION
                                                     --------------------------------------------
                                                          2011           2010           2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 1,982           $ --           $ --
  Net realized gains (losses)                              4,102            683            (91)
  Change in unrealized gains (losses) on investments      (6,478)         4,077          4,710
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                      (394)         4,760          4,619
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            18,290         13,024          8,704
  Net transfers (including fixed account)                 18,465         22,360          6,499
  Policy charges                                          (9,290)        (6,571)        (3,313)
  Transfers for policy benefits and terminations          (4,200)          (811)          (293)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           23,265         28,002         11,597
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets                22,871         32,762         16,216
NET ASSETS:
  Beginning of year                                       57,042         24,280          8,064
                                                     -------------- -------------- --------------
  End of year                                           $ 79,913       $ 57,042       $ 24,280
                                                     ============== ============== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY                      MIST MET/TEMPLETON GROWTH
                          INVESTMENT DIVISION                            INVESTMENT DIVISION
--------------------------------------------- ------------------------------------------------
    2011               2010         2009          2011          2010              2009
------------ ------------------ ------------- -------------- ---------------- ----------------
  $ 5,031               $ --         $ --          $ 792            $ 305              $ 2
    2,290              1,546          565            371              125              (60)
  (10,599)            23,230       14,572         (5,463)           3,904            3,117
------------ ------------------ ------------- -------------- ---------------- ----------------
   (3,278)            24,776       15,137         (4,300)           4,334            3,059
------------ ------------------ ------------- -------------- ---------------- ----------------
   25,042             25,504       18,400         18,937           18,420           14,327
    2,199             21,917      159,413          2,912           12,049            2,568
   (8,412)            (6,972)      (7,871)        (6,419)          (5,335)          (3,419)
      (19)                --         (705)        (6,096)            (173)            (526)
------------ ------------------ ------------- -------------- ---------------- ----------------
   18,810             40,449      169,237          9,334           24,961           12,950
------------ ------------------ ------------- -------------- ---------------- ----------------
   15,532             65,225      184,374          5,034           29,295           16,009
  260,280            195,055       10,681         48,492           19,197            3,188
------------ ------------------ ------------- -------------- ---------------- ----------------
$ 275,812          $ 260,280    $ 195,055       $ 53,526         $ 48,492         $ 19,197
============ ================== ============= ============== ================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                          MIST MFS
                                                               MIST METLIFE               EMERGING
                                                        AGGRESSIVE STRATEGY         MARKETS EQUITY
                                                        INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     ---------------------- ----------------------
                                                                 2011 (f)               2011 (f)
                                                     ---------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                  $(77,007)                $ (788)
  Net realized gains (losses)                                   (117,896)                   (70)
  Change in unrealized gains (losses) on investments          (1,834,063)                (3,209)
                                                     ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                        (2,028,966)                (4,067)
                                                     ---------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                 1,640,701                  3,938
  Net transfers (including fixed account)                     14,330,838                 23,265
  Policy charges                                                (611,481)                  (123)
  Transfers for policy benefits and terminations                (858,431)                   (63)
                                                     ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                               14,501,627                 27,017
                                                     ---------------------- ----------------------
     Net increase (decrease) in net assets                    12,472,661                 22,950
NET ASSETS:
  Beginning of year                                                   --                     --
                                                     ---------------------- ----------------------
  End of year                                               $ 12,472,661               $ 22,950
                                                     ====================== ======================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                      MIST MFS RESEARCH INTERNATIONAL                      MIST MORGAN STANLEY MID CAP GROWTH
                                  INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- ------------------------------------------------------
      2011                   2010              2009             2011                   2010           2009
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
   $ 176,806              $ 134,233         $ 280,264        $  16,206             $ (957,593)        $ (870)
    (233,782)              (545,005)       (1,024,253)       7,856,152                336,382          1,780
  (1,480,693)             1,743,808         3,897,065      (21,552,444)            31,775,159         75,648
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
  (1,537,669)             1,333,036         3,153,076      (13,680,086)            31,153,948         76,558
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
   1,640,050              1,870,809         2,210,375       22,486,193             16,409,129         13,014
      51,977               (766,625)         (550,815)      (4,111,245)           174,856,480        208,259
    (767,791)              (802,613)         (902,498)     (14,405,421)            (9,530,730)        (2,906)
  (1,130,486)              (892,543)         (545,950)     (15,693,955)            (9,440,323)        (5,098)
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
    (206,250)              (590,972)          211,112      (11,724,428)           172,294,556        213,269
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
  (1,743,919)               742,064         3,364,188      (25,404,514)           203,448,504        289,827
  13,920,818             13,178,754         9,814,566      203,754,931                306,427         16,600
--------------- ---------------------- ----------------- ---------------- ---------------------- --------------
$ 12,176,899           $ 13,920,818      $ 13,178,754    $ 178,350,417          $ 203,754,931      $ 306,427
=============== ====================== ================= ================ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                  MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                          2011                   2010            2009
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (7,998)            $   (2,663)      $ (10,277)
  Net realized gains (losses)                            (25,379)               (39,996)       (109,001)
  Change in unrealized gains (losses) on investments       5,975                190,578         558,202
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (27,402)               147,919         438,924
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           291,580                304,670         338,372
  Net transfers (including fixed account)                (65,330)               (75,809)        205,296
  Policy charges                                        (118,108)              (119,410)       (126,102)
  Transfers for policy benefits and terminations        (125,516)              (109,397)        (66,149)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (17,374)                    54         351,417
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets               (44,776)               147,973         790,341
NET ASSETS:
  Beginning of year                                    1,779,611              1,631,638         841,297
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 1,734,835            $ 1,779,611     $ 1,631,638
                                                     ============== ====================== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MIST PIMCO INFLATION PROTECTED BOND                            MIST PIMCO TOTAL RETURN
                             INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- ---------------------------------------------------
      2011              2010             2009            2011                2010            2009
--------------- ----------------- ---------------- --------------- ------------------- ---------------
   $  95,195         $ 146,674        $ 194,864     $   975,512         $ 1,273,636     $ 2,452,300
     525,047           281,279          (46,474)      1,634,121             474,495       1,576,841
     331,187           130,473          877,182      (1,410,547)          1,426,113       1,911,046
--------------- ----------------- ---------------- --------------- ------------------- ---------------
     951,429           558,426        1,025,572       1,199,086           3,174,244       5,940,187
--------------- ----------------- ---------------- --------------- ------------------- ---------------
   1,244,015         1,208,996        1,284,337       5,110,970           5,334,220       5,672,803
     671,186           587,680          842,827       1,024,517           3,101,158       2,447,477
    (631,840)         (577,592)        (561,645)     (3,110,778)         (3,135,341)     (3,246,181)
    (527,827)         (699,416)        (379,813)     (3,694,178)         (3,692,336)     (3,035,028)
--------------- ----------------- ---------------- --------------- ------------------- ---------------
     755,534           519,668        1,185,706        (669,469)          1,607,701       1,839,071
--------------- ----------------- ---------------- --------------- ------------------- ---------------
   1,706,963         1,078,094        2,211,278         529,617           4,781,945       7,779,258
   8,812,538         7,734,444        5,523,166      46,602,262          41,820,317      34,041,059
--------------- ----------------- ---------------- --------------- ------------------- ---------------
$ 10,519,501       $ 8,812,538      $ 7,734,444    $ 47,131,879        $ 46,602,262    $ 41,820,317
=============== ================= ================ =============== =================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           MIST PIONEER FUND
                                                                         INVESTMENT DIVISION
                                                     -----------------------------------------
                                                          2011          2010        2009 (e)
                                                     ------------ --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,519         $ 1,005       $ (580)
  Net realized gains (losses)                           21,102           6,067        1,986
  Change in unrealized gains (losses) on investments   (30,602)         25,716       48,304
                                                     ------------ --------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                  (7,981)         32,788       49,710
                                                     ------------ --------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           5,551           4,871        9,778
  Net transfers (including fixed account)               (1,284)        (26,206)     197,145
  Policy charges                                        (3,877)         (4,729)      (2,535)
  Transfers for policy benefits and terminations       (61,915)             --      (14,962)
                                                     ------------ --------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (61,525)        (26,064)     189,426
                                                     ------------ --------------- ------------
     Net increase (decrease) in net assets             (69,506)          6,724      239,136
NET ASSETS:
  Beginning of year                                    245,860         239,136           --
                                                     ------------ --------------- ------------
  End of year                                        $ 176,354       $ 245,860    $ 239,136
                                                     ============ =============== ============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                          MIST RCM TECHNOLOGY                   MIST SSGA GROWTH AND INCOME ETF
                          INVESTMENT DIVISION                               INVESTMENT DIVISION
----------------------------------------------- -------------------------------------------------
     2011            2010            2009           2011              2010             2009
-------------- ---------------- --------------- -------------- ----------------- ----------------
   $(125,028)     $ (111,175)      $ (82,504)      $ 41,408          $ 12,293          $ 6,273
     512,571         (54,192)       (600,648)       123,633            16,158            3,801
  (1,944,446)      3,551,862       5,182,655       (151,325)          322,318          204,020
-------------- ---------------- --------------- -------------- ----------------- ----------------
  (1,556,903)      3,386,495       4,499,503         13,716           350,769          214,094
-------------- ---------------- --------------- -------------- ----------------- ----------------
   1,591,820       1,602,041       1,674,647        610,076           471,109          200,034
    (740,109)          7,146       1,430,181        653,921         1,821,735          921,708
    (964,790)       (958,684)       (886,510)      (249,515)         (188,226)         (67,668)
  (1,227,369)     (1,144,160)       (618,269)      (235,978)         (217,589)         (23,508)
-------------- ---------------- --------------- -------------- ----------------- ----------------
  (1,340,448)       (493,657)      1,600,049        778,504         1,887,029        1,030,566
-------------- ---------------- --------------- -------------- ----------------- ----------------
  (2,897,351)      2,892,838       6,099,552        792,220         2,237,798        1,244,660
  16,113,886      13,221,048       7,121,496      3,818,907         1,581,109          336,449
-------------- ---------------- --------------- -------------- ----------------- ----------------
$ 13,216,535    $ 16,113,886    $ 13,221,048    $ 4,611,127       $ 3,818,907      $ 1,581,109
============== ================ =============== ============== ================= ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              MIST SSGA GROWTH ETF
                                                                               INVESTMENT DIVISION
                                                     ------------------------------------------------
                                                            2011               2010           2009
                                                     -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 31,155           $ 16,282        $ 7,006
  Net realized gains (losses)                             63,035             12,378        (20,730)
  Change in unrealized gains (losses) on investments    (183,850)           271,601        309,775
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from operations                                   (89,660)           300,261        296,051
                                                     -------------- ------------------ --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           473,918            426,740        229,022
  Net transfers (including fixed account)                671,574            479,704        921,197
  Policy charges                                        (187,333)          (144,844)       (75,749)
  Transfers for policy benefits and terminations        (238,362)          (171,487)       (38,845)
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          719,797            590,113      1,035,625
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets               630,137            890,374      1,331,676
NET ASSETS:
  Beginning of year                                    2,679,381          1,789,007        457,331
                                                     -------------- ------------------ --------------
  End of year                                        $ 3,309,518        $ 2,679,381    $ 1,789,007
                                                     ============== ================== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MIST T. ROWE PRICE LARGE CAP VALUE                    MIST T. ROWE PRICE MID CAP GROWTH
                            INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------- -----------------------------------------------------
     2011              2010             2009            2011                2010              2009
-------------- ----------------- ---------------- --------------- ------------------- -----------------
$   (14,587)        $ (69,544)        $ 86,241    $   (314,304)         $ (150,122)       $ (115,483)
   (435,260)          (79,021)        (261,167)        872,771             131,367          (381,122)
    577,510           921,874          894,542      (1,837,318)          4,580,355         5,596,487
-------------- ----------------- ---------------- --------------- ------------------- -----------------
    127,663           773,309          719,616      (1,278,581)          4,561,600         5,099,882
-------------- ----------------- ---------------- --------------- ------------------- -----------------
      4,938           427,886          455,197       2,194,867           2,269,288         2,540,664
 (4,150,820)          (66,707)         (56,090)      5,978,566             264,028           (25,606)
    (22,272)          (66,379)        (175,840)     (1,281,123)         (1,184,611)       (1,208,476)
 (1,102,016)           (7,059)         (15,683)     (1,643,740)         (1,448,078)         (796,500)
-------------- ----------------- ---------------- --------------- ------------------- -----------------
 (5,270,170)          287,741          207,584       5,248,570             (99,373)          510,082
-------------- ----------------- ---------------- --------------- ------------------- -----------------
 (5,142,507)        1,061,050          927,200       3,969,719           4,462,227         5,609,964
  6,224,061         5,163,011        4,235,811      21,234,908          16,772,681        11,162,717
-------------- ----------------- ---------------- --------------- ------------------- -----------------
$ 1,081,554       $ 6,224,061      $ 5,163,011    $ 25,204,627        $ 21,234,908      $ 16,772,681
============== ================= ================ =============== =================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                           INVESTMENT DIVISION
                                                     --------------------------------------------
                                                         2011            2010              2009
                                                     ------------ ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                       $    (738)         $ 1,081          $ 839
  Net realized gains (losses)                           86,881           42,370        (14,175)
  Change in unrealized gains (losses) on investments  (240,493)         198,929        152,916
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                (154,350)         242,380        139,580
                                                     ------------ ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          28,968          152,265         57,631
  Net transfers (including fixed account)             (400,494)         298,003        486,247
  Policy charges                                       (18,468)         (17,684)       (12,877)
  Transfers for policy benefits and terminations      (225,194)            (369)       (13,418)
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (615,188)         432,215        517,583
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets            (769,538)         674,595        657,163
NET ASSETS:
  Beginning of year                                  1,575,589          900,994        243,831
                                                     ------------ ---------------- --------------
  End of year                                        $ 806,051      $ 1,575,589      $ 900,994
                                                     ============ ================ ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                     MSF ARTIO INTERNATIONAL STOCK             MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                               INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
     2011                2010              2009             2011                2010             2009
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
   $ 411,074           $ 312,234         $ (49,120)     $ 3,008,471         $ 3,134,920      $ 5,177,513
    (808,593)         (1,030,425)       (2,053,375)         843,640             613,564          195,723
  (8,900,342)          3,370,719        10,298,349        3,276,276           1,607,603       (1,139,158)
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
  (9,297,861)          2,652,528         8,195,854        7,128,387           5,356,087        4,234,078
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
   4,892,915           5,258,777         5,947,335       12,546,475          13,651,933       15,575,764
     100,755            (592,663)       (1,694,751)      (5,035,008)          4,296,224        5,185,787
  (3,012,276)         (3,227,781)       (3,532,211)      (7,661,064)         (7,836,195)      (8,703,722)
  (2,530,848)         (3,487,847)       (2,746,693)     (12,699,958)         (7,334,933)      (6,465,006)
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
    (549,454)         (2,049,514)       (2,026,320)     (12,849,555)          2,777,029        5,592,823
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
  (9,847,315)            603,014         6,169,534       (5,721,168)          8,133,116        9,826,901
  45,766,876          45,163,862        38,994,328      114,484,755         106,351,639       96,524,738
--------------- ------------------- ----------------- ---------------- ------------------- ----------------
$ 35,919,561        $ 45,766,876      $ 45,163,862    $ 108,763,587       $ 114,484,755    $ 106,351,639
=============== =================== ================= ================ =================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                          MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                      INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                           2011              2010                2009
                                                     ---------------- ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ (1,230,852)       $ (1,491,228)      $ (1,057,460)
  Net realized gains (losses)                            2,544,325             451,106         (3,328,441)
  Change in unrealized gains (losses) on investments    (8,863,059)         26,312,677         66,805,065
                                                     ---------------- ------------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  (7,549,586)         25,272,555         62,419,164
                                                     ---------------- ------------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          17,102,384          18,632,365         20,361,017
  Net transfers (including fixed account)                3,214,026          (3,158,688)        (3,469,034)
  Policy charges                                       (13,648,373)        (13,928,346)       (14,222,944)
  Transfers for policy benefits and terminations       (14,269,181)        (14,208,996)       (11,832,605)
                                                     ---------------- ------------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (7,601,144)        (12,663,665)        (9,163,566)
                                                     ---------------- ------------------- ------------------
     Net increase (decrease) in net assets             (15,150,730)         12,608,890         53,255,598
NET ASSETS:
  Beginning of year                                    200,141,525         187,532,635        134,277,037
                                                     ---------------- ------------------- ------------------
  End of year                                        $ 184,990,795       $ 200,141,525      $ 187,532,635
                                                     ================ =================== ==================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                          MSF BLACKROCK BOND INCOME                              MSF BLACKROCK DIVERSIFIED
                                INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------- ------------------------------------------------------
     2011               2010              2009             2011                 2010             2009
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
 $ 2,652,269        $ 2,669,950       $ 5,080,494      $ 4,087,929          $ 2,653,340     $ 10,169,948
     132,024             24,746          (553,787)        (191,522)          (1,951,136)      (4,609,576)
   1,930,533          3,372,816         2,142,811        3,658,514           20,635,275       31,028,944
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
   4,714,826          6,067,512         6,669,518        7,554,921           21,337,479       36,589,316
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
   7,828,777          8,520,413         9,587,028       27,879,758           29,469,771       32,386,040
  (1,265,327)           406,620        (2,591,044)        (878,239)          (2,059,076)      (4,711,176)
  (6,239,953)        (6,604,181)       (7,385,796)     (23,064,453)         (23,701,241)     (25,234,205)
  (5,835,954)        (5,946,761)       (5,845,823)     (19,040,111)         (19,336,433)     (17,354,140)
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
  (5,512,457)        (3,623,909)       (6,235,635)     (15,103,045)         (15,626,979)     (14,913,481)
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
    (797,631)         2,443,603           433,883       (7,548,124)           5,710,500       21,675,835
  84,862,836         82,419,233        81,985,350      263,102,316          257,391,816      235,715,981
--------------- ------------------ ----------------- ---------------- -------------------- ----------------
$ 84,065,205       $ 84,862,836      $ 82,419,233    $ 255,554,192        $ 263,102,316    $ 257,391,816
=============== ================== ================= ================ ==================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                          MSF BLACKROCK LARGE CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                           2011             2010             2009
                                                     --------------- ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $  43,646           $ 27,035         $ 73,451
  Net realized gains (losses)                             (80,782)          (263,466)        (513,587)
  Change in unrealized gains (losses) on investments      254,349          1,265,453        1,615,283
                                                     --------------- ------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                    217,213          1,029,022        1,175,147
                                                     --------------- ------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,997,147          2,157,901        2,432,547
  Net transfers (including fixed account)                  22,211           (183,197)          29,524
  Policy charges                                         (867,088)          (871,019)        (969,741)
  Transfers for policy benefits and terminations         (955,568)          (957,459)        (514,960)
                                                     --------------- ------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           196,702            146,226          977,370
                                                     --------------- ------------------ ----------------
     Net increase (decrease) in net assets                413,915          1,175,248        2,152,517
NET ASSETS:
  Beginning of year                                    12,899,137         11,723,889        9,571,372
                                                     --------------- ------------------ ----------------
  End of year                                        $ 13,313,052       $ 12,899,137     $ 11,723,889
                                                     =============== ================== ================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK LEGACY LARGE CAP GROWTH                              MSF BLACKROCK MONEY MARKET
                            INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------- ------------------------------------------------------
     2011             2010             2009            2011                2010               2009
-------------- ----------------- ---------------- --------------- ------------------- ------------------
$   (46,620)        $ (38,770)        $ (5,579)   $   (161,149)         $ (300,906)         $ (11,349)
    137,813            75,641         (146,284)             --                  --                 --
   (879,158)        1,107,022        1,684,656              --                  --                 --
-------------- ----------------- ---------------- --------------- ------------------- ------------------
   (787,965)        1,143,893        1,532,793        (161,149)           (300,906)           (11,349)
-------------- ----------------- ---------------- --------------- ------------------- ------------------
  1,133,989         1,127,304        1,097,152       6,905,158          14,816,043          8,264,492
  1,403,176            39,075          217,819     (10,656,392)        (13,160,154)       (31,859,828)
   (514,429)         (499,832)        (460,694)     (1,109,422)         (1,340,285)        (1,914,002)
 (1,189,484)         (438,412)        (223,463)     (4,013,323)         (5,424,880)        (2,515,809)
-------------- ----------------- ---------------- --------------- ------------------- ------------------
    833,252           228,135          630,814      (8,873,979)         (5,109,276)       (28,025,147)
-------------- ----------------- ---------------- --------------- ------------------- ------------------
     45,287         1,372,028        2,163,607      (9,035,128)         (5,410,182)       (28,036,496)
  7,322,523         5,950,495        3,786,888      29,818,336          35,228,518         63,265,014
-------------- ----------------- ---------------- --------------- ------------------- ------------------
$ 7,367,810       $ 7,322,523      $ 5,950,495    $ 20,783,208        $ 29,818,336       $ 35,228,518
============== ================= ================ =============== =================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                             MSF DAVIS VENTURE VALUE
                                                                                 INVESTMENT DIVISION
                                                     -------------------------------------------------
                                                          2011              2010            2009
                                                     --------------- ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 210,852          $ 89,335       $ 312,737
  Net realized gains (losses)                             492,146           191,969        (723,952)
  Change in unrealized gains (losses) on investments   (3,392,027)        5,562,556      12,907,686
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (2,689,029)        5,843,860      12,496,471
                                                     --------------- ----------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          7,273,891         8,027,444       9,217,297
  Net transfers (including fixed account)                  33,336          (908,212)       (601,386)
  Policy charges                                       (3,741,905)       (3,883,974)     (4,013,443)
  Transfers for policy benefits and terminations       (5,136,119)       (3,941,742)     (2,327,459)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,570,797)         (706,484)      2,275,009
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets             (4,259,826)        5,137,376      14,771,480
NET ASSETS:
  Beginning of year                                    57,910,618        52,773,242      38,001,762
                                                     --------------- ----------------- ---------------
  End of year                                        $ 53,650,792      $ 57,910,618    $ 52,773,242
                                                     =============== ================= ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                        MSF FI VALUE LEADERS                                MSF JENNISON GROWTH
                         INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------- --------------------------------------------------
     2011              2010           2009            2011               2010            2009
-------------- ----------------- -------------- --------------- ------------------ ---------------
   $ 19,109          $ 42,314       $ 90,114    $    (66,983)      $    (33,604)      $ (75,210)
    (99,840)         (145,291)      (259,906)        251,119             17,747        (140,559)
   (347,209)          885,079      1,128,894        (215,551)         1,535,759       4,015,386
-------------- ----------------- -------------- --------------- ------------------ ---------------
   (427,940)          782,102        959,102         (31,415)         1,519,902       3,799,617
-------------- ----------------- -------------- --------------- ------------------ ---------------
    906,978           997,133      1,137,076       1,444,160          1,601,194       1,719,206
    107,098            41,388       (112,167)        (43,841)           598,866        (143,027)
   (436,787)         (451,311)      (473,372)       (938,887)          (946,786)       (963,364)
   (572,452)         (361,541)      (254,916)     (1,671,932)          (838,122)       (752,854)
-------------- ----------------- -------------- --------------- ------------------ ---------------
      4,837           225,669        296,621      (1,210,500)           415,152        (140,039)
-------------- ----------------- -------------- --------------- ------------------ ---------------
   (423,103)        1,007,771      1,255,723      (1,241,915)         1,935,054       3,659,578
  6,488,932         5,481,161      4,225,438      15,408,401         13,473,347       9,813,769
-------------- ----------------- -------------- --------------- ------------------ ---------------
$ 6,065,829       $ 6,488,932    $ 5,481,161    $ 14,166,486       $ 15,408,401    $ 13,473,347
============== ================= ============== =============== ================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                    MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                 INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                          2011               2010              2009
                                                     --------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (116,937)        $ (112,605)        $ (66,505)
  Net realized gains (losses)                             258,722            (55,224)         (439,969)
  Change in unrealized gains (losses) on investments     (166,265)         4,065,140         3,809,050
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets resulting
       from operations                                    (24,480)         3,897,311         3,302,576
                                                     --------------- ------------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,937,235          2,076,395         2,435,828
  Net transfers (including fixed account)                (342,656)          (491,792)         (114,204)
  Policy charges                                       (1,066,229)        (1,025,327)       (1,044,037)
  Transfers for policy benefits and terminations       (1,342,670)          (999,217)         (789,008)
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (814,320)          (439,941)          488,579
                                                     --------------- ------------------ -----------------
     Net increase (decrease) in net assets               (838,800)         3,457,370         3,791,155
NET ASSETS:
  Beginning of year                                    18,282,784         14,825,414        11,034,259
                                                     --------------- ------------------ -----------------
  End of year                                        $ 17,443,984       $ 18,282,784      $ 14,825,414
                                                     =============== ================== =================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MSF LOOMIS SAYLES SMALL CAP GROWTH                           MSF MET/ARTISAN MID CAP VALUE
                            INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------------
     2011               2010             2009            2011                2010              2009
-------------- ------------------ ---------------- --------------- ------------------- -----------------
   $(65,916)         $ (51,755)       $ (39,304)      $  60,419           $ (47,745)         $ 94,579
    104,198            (47,680)        (219,528)       (412,007)           (887,093)       (2,074,439)
    121,090          1,843,398        1,519,136       3,096,938           6,661,231        14,134,862
-------------- ------------------ ---------------- --------------- ------------------- -----------------
    159,372          1,743,963        1,260,304       2,745,350           5,726,393        12,155,002
-------------- ------------------ ---------------- --------------- ------------------- -----------------
    919,698            919,140          988,520       5,738,107           6,389,633         7,222,155
    627,796             81,273         (173,065)       (545,207)           (144,561)       (2,763,216)
   (484,566)          (421,055)        (408,126)     (3,144,705)         (3,135,232)       (3,172,696)
   (472,962)          (486,248)        (281,193)     (4,205,697)         (3,307,007)       (2,344,946)
-------------- ------------------ ---------------- --------------- ------------------- -----------------
    589,966             93,110          126,136      (2,157,502)           (197,167)       (1,058,703)
-------------- ------------------ ---------------- --------------- ------------------- -----------------
    749,338          1,837,073        1,386,440         587,848           5,529,226        11,096,299
  7,430,441          5,593,368        4,206,928      46,601,141          41,071,915        29,975,616
-------------- ------------------ ---------------- --------------- ------------------- -----------------
$ 8,179,779        $ 7,430,441      $ 5,593,368    $ 47,188,989        $ 46,601,141      $ 41,071,915
============== ================== ================ =============== =================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                          2011             2010             2009
                                                     -------------- ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 68,584           $ 80,267         $ 42,263
  Net realized gains (losses)                             77,218             46,459            5,727
  Change in unrealized gains (losses) on investments     (37,275)           119,161          276,504
                                                     -------------- ------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   108,527            245,887          324,494
                                                     -------------- ------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           485,812            467,696          374,777
  Net transfers (including fixed account)                943,856          1,892,409          493,401
  Policy charges                                        (360,205)          (296,178)        (222,010)
  Transfers for policy benefits and terminations        (843,231)          (461,555)        (132,555)
                                                     -------------- ------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          226,232          1,602,372          513,613
                                                     -------------- ------------------ ----------------
     Net increase (decrease) in net assets               334,759          1,848,259          838,107
NET ASSETS:
  Beginning of year                                    4,036,496          2,188,237        1,350,130
                                                     -------------- ------------------ ----------------
  End of year                                        $ 4,371,255        $ 4,036,496      $ 2,188,237
                                                     ============== ================== ================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

 MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION                     MSF METLIFE MID CAP STOCK INDEX
                             INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------ -----------------------------------------------------
     2011               2010           2009            2011                2010              2009
-------------- ------------------ -------------- --------------- ------------------- -----------------
  $ 102,885          $ 146,886       $ 97,885       $  92,584            $ 88,922         $ 436,208
    135,436             32,319        (68,146)      3,401,215             248,370           308,329
   (210,123)           421,073        828,280      (4,954,472)         12,893,844        13,600,526
-------------- ------------------ -------------- --------------- ------------------- -----------------
     28,198            600,278        858,019      (1,460,673)         13,231,136        14,345,063
-------------- ------------------ -------------- --------------- ------------------- -----------------
    968,450          1,013,491      1,081,983       6,663,417           7,250,885         8,322,995
   (142,377)         1,079,782        990,434         550,217             173,240        (1,733,152)
   (614,893)          (573,007)      (588,201)     (3,942,548)         (3,916,122)       (3,929,463)
   (600,517)          (457,386)      (298,169)     (4,758,860)         (4,634,928)       (4,046,727)
-------------- ------------------ -------------- --------------- ------------------- -----------------
   (389,337)         1,062,880      1,186,047      (1,487,774)         (1,126,925)       (1,386,347)
-------------- ------------------ -------------- --------------- ------------------- -----------------
   (361,139)         1,663,158      2,044,066      (2,948,447)         12,104,211        12,958,716
  6,925,701          5,262,543      3,218,477      65,796,062          53,691,851        40,733,135
-------------- ------------------ -------------- --------------- ------------------- -----------------
$ 6,564,562        $ 6,925,701    $ 5,262,543    $ 62,847,615        $ 65,796,062      $ 53,691,851
============== ================== ============== =============== =================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MSF METLIFE MODERATE ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                          2011               2010              2009
                                                     --------------- ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 365,409           $ 612,920         $ 506,612
  Net realized gains (losses)                             234,474              17,779            (2,887)
  Change in unrealized gains (losses) on investments   (1,362,402)          3,378,733         5,007,760
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   (762,519)          4,009,432         5,511,485
                                                     --------------- ------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,784,576           5,949,225         6,448,156
  Net transfers (including fixed account)               3,395,270           3,305,318         2,562,902
  Policy charges                                       (2,904,925)         (2,798,394)       (2,812,947)
  Transfers for policy benefits and terminations       (3,138,424)         (2,041,425)       (1,454,530)
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         3,136,497           4,414,724         4,743,581
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets              2,373,978           8,424,156        10,255,066
NET ASSETS:
  Beginning of year                                    37,214,331          28,790,175        18,535,109
                                                     --------------- ------------------- -----------------
  End of year                                        $ 39,588,309        $ 37,214,331      $ 28,790,175
                                                     =============== =================== =================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                               MSF METLIFE STOCK INDEX
                              INVESTMENT DIVISION                                   INVESTMENT DIVISION
---------------------------------------------------- ------------------------------------------------------
     2011                 2010            2009             2011                 2010             2009
--------------- -------------------- --------------- ---------------- -------------------- ----------------
 $   506,120            $ 796,924       $ 779,492      $ 6,320,936          $ 5,808,346      $ 9,682,465
     112,005             (102,509)       (133,216)       3,790,443           (5,405,568)        (976,772)
  (3,772,324)           7,116,457      10,602,923       (2,093,968)          82,259,608      112,925,652
--------------- -------------------- --------------- ---------------- -------------------- ----------------
  (3,154,199)           7,810,872      11,249,199        8,017,411           82,662,386      121,631,345
--------------- -------------------- --------------- ---------------- -------------------- ----------------
  12,078,791           13,837,630      16,058,041       80,842,256           86,739,358       95,757,402
   1,724,329              655,595        (778,406)      (3,601,844)         (12,182,904)     (18,281,346)
  (4,865,736)          (5,100,587)     (5,739,610)     (41,264,087)         (41,866,793)     (43,260,398)
  (4,677,007)          (4,588,662)     (2,211,947)     (47,119,534)         (41,307,628)     (30,750,386)
--------------- -------------------- --------------- ---------------- -------------------- ----------------
   4,260,377            4,803,976       7,328,078      (11,143,209)          (8,617,967)       3,465,272
--------------- -------------------- --------------- ---------------- -------------------- ----------------
   1,106,178           12,614,848      18,577,277       (3,125,798)          74,044,419      125,096,617
  65,064,069           52,449,221      33,871,944      671,751,965          597,707,546      472,610,929
--------------- -------------------- --------------- ---------------- -------------------- ----------------
$ 66,170,247         $ 65,064,069    $ 52,449,221    $ 668,626,167        $ 671,751,965    $ 597,707,546
=============== ==================== =============== ================ ==================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                             MSF MFS TOTAL RETURN
                                                                              INVESTMENT DIVISION
                                                     ------------------------------------------------
                                                            2011               2010           2009
                                                     -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $  96,167          $ 130,483      $ 179,213
  Net realized gains (losses)                            (29,847)           (99,947)      (173,243)
  Change in unrealized gains (losses) on investments     (11,189)           568,242        937,515
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from operations                                    55,131            598,778        943,485
                                                     -------------- ------------------ --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,027,479            952,924      1,270,198
  Net transfers (including fixed account)               (126,958)           (93,026)       999,337
  Policy charges                                        (500,485)          (506,572)      (577,409)
  Transfers for policy benefits and terminations        (801,101)          (377,989)      (362,991)
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (401,065)           (24,663)     1,329,135
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets              (345,934)           574,115      2,272,620
NET ASSETS:
  Beginning of year                                    7,708,272          7,134,157      4,861,537
                                                     -------------- ------------------ --------------
  End of year                                        $ 7,362,338        $ 7,708,272    $ 7,134,157
                                                     ============== ================== ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                   MSF MFS VALUE                          MSF MORGAN STANLEY EAFE INDEX
                             INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------------
     2011              2010              2009          2011                 2010              2009
--------------- ------------------ --------------- --------------- ------------------- -----------------
   $ 367,363          $ 255,596      $ (360,654)    $   996,993         $ 1,043,606       $ 1,709,359
     (44,982)          (425,864)       (877,734)        137,025            (236,046)         (455,196)
    (346,891)         5,358,513       9,493,542      (9,604,700)          3,674,685        11,844,795
--------------- ------------------ --------------- --------------- ------------------- -----------------
     (24,510)         5,188,245       8,255,154      (8,470,682)          4,482,245        13,098,958
--------------- ------------------ --------------- --------------- ------------------- -----------------
   6,217,602          6,966,530       7,793,992       7,277,374           7,898,110         9,558,645
     423,365             37,691      (1,188,905)      3,903,398           2,327,295        (1,404,247)
  (3,452,473)        (3,542,869)     (3,789,583)     (3,801,271)         (3,885,302)       (4,356,028)
  (4,853,465)        (3,962,238)     (2,718,079)     (4,517,098)         (4,368,376)       (2,974,891)
--------------- ------------------ --------------- --------------- ------------------- -----------------
  (1,664,971)          (500,886)         97,425       2,862,403           1,971,727           823,479
--------------- ------------------ --------------- --------------- ------------------- -----------------
  (1,689,481)         4,687,359       8,352,579      (5,608,279)          6,453,972        13,922,437
  54,052,850         49,365,491      41,012,912      65,367,829          58,913,857        44,991,420
--------------- ------------------ --------------- --------------- ------------------- -----------------
$ 52,363,369       $ 54,052,850    $ 49,365,491    $ 59,759,550        $ 65,367,829      $ 58,913,857
=============== ================== =============== =============== =================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           MSF NEUBERGER BERMAN GENESIS
                                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                          2011              2010                2009
                                                     --------------- ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (67,278)         $ (275,380)        $ 150,638
  Net realized gains (losses)                            (976,828)         (2,085,738)       (2,703,187)
  Change in unrealized gains (losses) on investments    4,961,322          15,927,942        10,045,644
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,917,216          13,566,824         7,493,095
                                                     --------------- ------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,942,665           9,951,447        11,539,415
  Net transfers (including fixed account)              (1,072,904)         (1,640,139)       (1,847,368)
  Policy charges                                       (5,313,072)         (5,140,082)       (5,408,103)
  Transfers for policy benefits and terminations       (5,912,935)         (5,453,013)       (4,050,199)
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,356,246)         (2,281,787)          233,745
                                                     --------------- ------------------- -----------------
     Net increase (decrease) in net assets                560,970          11,285,037         7,726,840
NET ASSETS:
  Beginning of year                                    78,718,096          67,433,059        59,706,219
                                                     --------------- ------------------- -----------------
  End of year                                        $ 79,279,066        $ 78,718,096      $ 67,433,059
                                                     =============== =================== =================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MSF NEUBERGER BERMAN MID CAP VALUE                            MSF OPPENHEIMER GLOBAL EQUITY
                            INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
      2011               2010              2009            2011                2010              2009
--------------- ------------------ ----------------- --------------- ------------------- -----------------
   $  11,772             $ (335)        $ 373,237       $ 540,754           $ 315,620         $ 593,945
     682,184             12,235        (1,385,415)        892,248             362,727          (362,452)
  (5,912,606)        15,949,723        21,838,137      (5,213,727)          5,192,068        11,124,292
--------------- ------------------ ----------------- --------------- ------------------- -----------------
  (5,218,650)        15,961,623        20,825,959      (3,780,725)          5,870,415        11,355,785
--------------- ------------------ ----------------- --------------- ------------------- -----------------
   8,114,422          8,746,908         9,917,985       3,587,418           3,921,178         4,170,777
    (368,606)          (311,273)       (2,538,823)       (166,778)            130,181        (1,832,917)
  (4,863,238)        (4,935,922)       (4,785,680)     (2,342,147)         (2,449,571)       (2,484,658)
  (5,832,043)        (5,431,326)       (3,527,386)     (3,507,119)         (2,648,050)       (1,971,254)
--------------- ------------------ ----------------- --------------- ------------------- -----------------
  (2,949,465)        (1,931,613)         (933,904)     (2,428,626)         (1,046,262)       (2,118,052)
--------------- ------------------ ----------------- --------------- ------------------- -----------------
  (8,168,115)        14,030,010        19,892,055      (6,209,351)          4,824,153         9,237,733
  77,987,809         63,957,799        44,065,744      43,706,570          38,882,417        29,644,684
--------------- ------------------ ----------------- --------------- ------------------- -----------------
$ 69,819,694       $ 77,987,809      $ 63,957,799    $ 37,497,219        $ 43,706,570      $ 38,882,417
=============== ================== ================= =============== =================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               MSF RUSSELL 2000 INDEX
                                                                                  INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                          2011               2010             2009
                                                     --------------- ------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 171,547           $ 169,705       $ 494,140
  Net realized gains (losses)                             734,988             (66,857)         70,119
  Change in unrealized gains (losses) on investments   (3,300,203)         11,828,973       9,093,620
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (2,393,668)         11,931,821       9,657,879
                                                     --------------- ------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,547,834           6,030,913       6,872,994
  Net transfers (including fixed account)                 238,532          (1,459,730)       (966,184)
  Policy charges                                       (3,170,368)         (3,188,654)     (3,197,900)
  Transfers for policy benefits and terminations       (5,646,773)         (3,961,411)     (2,569,871)
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,030,775)         (2,578,882)        139,039
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets             (5,424,443)          9,352,939       9,796,918
NET ASSETS:
  Beginning of year                                    56,596,227          47,243,288      37,446,370
                                                     --------------- ------------------- ---------------
  End of year                                        $ 51,171,784        $ 56,596,227    $ 47,243,288
                                                     =============== =================== ===============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MSF T. ROWE PRICE LARGE CAP GROWTH                    MSF T. ROWE PRICE SMALL CAP GROWTH
                            INVESTMENT DIVISION                                   INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
     2011              2010              2009            2011            2010               2009
--------------- ------------------ ---------------- --------------- ----------------- -----------------
$   (316,295)        $ (260,485)       $ (70,974)     $ (968,014)       $ (769,902)       $ (277,201)
     908,859            253,453         (485,740)      2,332,511           562,971           468,105
  (1,383,140)         6,370,252       13,392,122        (846,789)       22,601,563        19,138,611
--------------- ------------------ ---------------- --------------- ----------------- -----------------
    (790,576)         6,363,220       12,835,408         517,708        22,394,632        19,329,515
--------------- ------------------ ---------------- --------------- ----------------- -----------------
   4,270,409          4,102,715        5,247,409       6,244,277         6,679,778         7,344,778
     162,723         (1,629,305)        (479,252)      3,733,237          (365,817)       (1,819,482)
  (2,791,074)        (2,739,632)      (3,146,728)     (4,773,192)       (4,469,032)       (4,555,731)
  (4,309,233)        (2,842,508)      (2,638,815)     (6,901,125)       (5,044,716)       (3,780,276)
--------------- ------------------ ---------------- --------------- ----------------- -----------------
  (2,667,175)        (3,108,730)      (1,017,386)     (1,696,803)       (3,199,787)       (2,810,711)
--------------- ------------------ ---------------- --------------- ----------------- -----------------
  (3,457,751)         3,254,490       11,818,022      (1,179,095)       19,194,845        16,518,804
  45,775,087         42,520,597       30,702,575      88,004,866        68,810,021        52,291,217
--------------- ------------------ ---------------- --------------- ----------------- -----------------
$ 42,317,336       $ 45,775,087     $ 42,520,597    $ 86,825,771      $ 88,004,866      $ 68,810,021
=============== ================== ================ =============== ================= =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               MSF VAN ECK
                                                            GLOBAL NATURAL                          MSF WESTERN ASSET MANAGEMENT
                                                                 RESOURCES                          STRATEGIC BOND OPPORTUNITIES
                                                       INVESTMENT DIVISION                                   INVESTMENT DIVISION
                                                       ------------------- ------------------------------------------------------
                                                            2011 (f)               2011                  2010              2009
                                                       ------------------- ------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                               $ (609)        $ 1,016,886            $ 1,151,290       $ 1,027,387
  Net realized gains (losses)                                   (45)            144,847                 71,403           382,268
  Change in unrealized gains (losses) on investments         (2,198)             64,600              1,196,007         3,433,572
                                                       ------------------- ------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                       (2,852)          1,226,333              2,418,700         4,843,227
                                                       ------------------- ------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                3,321           2,593,403              2,832,832         3,046,053
  Net transfers (including fixed account)                    12,824            (646,114)             1,156,919            35,565
  Policy charges                                               (101)         (1,546,833)            (1,584,202)       (1,611,112)
  Transfers for policy benefits and terminations                (13)         (1,876,403)            (1,617,829)       (1,198,113)
                                                       ------------------- ------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                              16,031          (1,475,947)               787,720           272,393
                                                       ------------------- ------------- ---------------------- -----------------
     Net increase (decrease) in net assets                   13,179            (249,614)             3,206,420         5,115,620
NET ASSETS:
  Beginning of year                                              --          23,786,502             20,580,082        15,464,462
                                                       ------------------- ------------- ---------------------- -----------------
  End of year                                              $ 13,179        $ 23,536,888           $ 23,786,502      $ 20,580,082
                                                       =================== ============= ====================== =================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                       PIMCO VIT
                                                       ALL ASSET
      MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT    INVESTMENT                     PIMCO VIT LOW DURATION
                               INVESTMENT DIVISION      DIVISION                        INVESTMENT DIVISION
--------------------------------------------------- -------------- ------------------------------------------
        2011                2010            2009        2011 (f)        2011           2010        2009 (e)
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
   $ 116,646           $ 314,612       $ 583,308        $ 2,774     $ 10,827        $ 9,408        $ 9,485
     564,972              49,043         (89,029)            --          618          2,729         33,086
      82,587             435,726          44,105         (1,176)      (6,243)        23,685          1,601
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
     764,205             799,381         538,384          1,598        5,202         35,822         44,172
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
   2,130,621           2,331,803       2,652,804          8,337       43,028             --             --
    (428,475)           (168,918)      3,368,164         86,523      153,678             32        696,037
  (1,254,276)         (1,312,750)     (1,485,448)          (320)     (18,431)        (8,069)        (3,966)
  (1,409,928)         (1,375,135)     (4,351,515)            --           --             --         (1,497)
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
    (962,058)           (525,000)        184,005         94,540      178,275         (8,037)       690,574
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
    (197,853)            274,381         722,389         96,138      183,477         27,785        734,746
  16,633,651          16,359,270      15,636,881             --      762,531        734,746             --
--------------- ------------------- --------------- -------------- ------------ -------------- --------------
$ 16,435,798        $ 16,633,651    $ 16,359,270       $ 96,138    $ 946,008      $ 762,531      $ 734,746
=============== =================== =============== ============== ============ ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                  PIONEER VCT EMERGING MARKETS
                                                                           INVESTMENT DIVISION
                                                     --------------------------------------------
                                                         2011            2010           2009
                                                     ------------ ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $(12,310)       $ (10,583)   $     3,201
  Net realized gains (losses)                          121,447           75,682          8,989
  Change in unrealized gains (losses) on investments  (327,299)          68,690        311,181
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                (218,162)         133,789        323,371
                                                     ------------ ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         104,589          102,565         70,484
  Net transfers (including fixed account)              193,458           72,459        258,993
  Policy charges                                       (13,621)         (14,156)       (19,519)
  Transfers for policy benefits and terminations      (649,132)         (82,614)       (15,065)
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (364,706)          78,254        294,893
                                                     ------------ ---------------- --------------
     Net increase (decrease) in net assets            (582,868)         212,043        618,264
NET ASSETS:
  Beginning of year                                    984,166          772,123        153,859
                                                     ------------ ---------------- --------------
  End of year                                        $ 401,298        $ 984,166      $ 772,123
                                                     ============ ================ ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             PIONEER VCT MID CAP VALUE           ROYCE MICRO-CAP
                   INVESTMENT DIVISION       INVESTMENT DIVISION
---------------------------------------- -------------------------
     2011            2010     2009 (d)        2011      2010 (b)
------------ --------------- ----------- ------------ ------------
  $   640           $ 504       $ (34)     $ 6,956      $ 5,040
      580             313          32        1,545          197
  (11,556)         14,039       2,439      (52,132)      61,964
------------ --------------- ----------- ------------ ------------
  (10,336)         14,856       2,437      (43,631)      67,201
------------ --------------- ----------- ------------ ------------
       --           7,217          --        4,792       53,592
   51,112          59,471      19,671        7,703      236,555
   (5,471)         (3,451)       (582)      (7,099)      (4,223)
       (3)            (18)       (123)         (11)      (4,416)
------------ --------------- ----------- ------------ ------------
   45,638          63,219      18,966        5,385      281,508
------------ --------------- ----------- ------------ ------------
   35,302          78,075      21,403      (38,246)     348,709
   99,478          21,403          --      348,709           --
------------ --------------- ----------- ------------ ------------
$ 134,780        $ 99,478    $ 21,403    $ 310,463    $ 348,709
============ =============== =========== ============ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              ROYCE SMALL-CAP
                                                                          INVESTMENT DIVISION
                                                     -----------------------------------------
                                                          2011             2010      2009 (h)
                                                     ------------ ---------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $(2,603)          $ (860)      $ (57)
  Net realized gains (losses)                           18,080            2,111          16
  Change in unrealized gains (losses) on investments   (64,398)          63,066       2,984
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                 (48,921)          64,317       2,943
                                                     ------------ ---------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           4,584           22,886      13,726
  Net transfers (including fixed account)              740,973          257,401      42,530
  Policy charges                                       (13,407)          (6,872)       (728)
  Transfers for policy benefits and terminations      (321,629)          (3,061)         --
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (410,521)         270,354      55,528
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets             361,600          334,671      58,471
NET ASSETS:
  Beginning of year                                    393,142           58,471          --
                                                     ------------ ---------------- -----------
  End of year                                        $ 754,742        $ 393,142    $ 58,471
                                                     ============ ================ ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

           UIF EMERGING MARKETS DEBT               UIF EMERGING MARKETS EQUITY
                 INVESTMENT DIVISION                       INVESTMENT DIVISION
------------------------------------- --------------------------------------------
     2011         2010      2009 (h)      2011             2010        2009 (h)
------------ ------------- ---------- ------------ ---------------- --------------
  $ 6,403         $ 287       $ 68      $  (667)           $ 238          $ (17)
    2,814            87         32        4,478              899            480
       79           318         95      (99,779)          38,992          1,146
------------ ------------- ---------- ------------ ---------------- --------------
    9,296           692        195      (95,968)          40,129          1,609
------------ ------------- ---------- ------------ ---------------- --------------
    2,057         2,057        803        2,923            2,451            803
  408,567            --      6,688      444,567          157,781          6,231
   (2,897)       (1,064)      (131)      (9,803)          (6,947)        (1,164)
   (3,368)          (89)    (1,808)          --           (1,388)        (1,836)
------------ ------------- ---------- ------------ ---------------- --------------
  404,359           904      5,552      437,687          151,897          4,034
------------ ------------- ---------- ------------ ---------------- --------------
  413,655         1,596      5,747      341,719          192,026          5,643
    7,343         5,747         --      197,669            5,643             --
------------ ------------- ---------- ------------ ---------------- --------------
$ 420,998       $ 7,343    $ 5,747    $ 539,388        $ 197,669        $ 5,643
============ ============= ========== ============ ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                WELLS FARGO VT TOTAL RETURN BOND
                                                                             INVESTMENT DIVISION
                                                     ----------------------------------------------
                                                           2011             2010            2009
                                                     ------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 12,539          $ 23,065       $ 16,897
  Net realized gains (losses)                            45,796            34,459          5,219
  Change in unrealized gains (losses) on investments     (7,169)          (12,496)        23,526
                                                     ------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   51,166            45,028         45,642
                                                     ------------- ----------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           66,775           158,432        124,039
  Net transfers (including fixed account)              (413,486)          386,034        234,843
  Policy charges                                        (13,372)          (15,907)       (14,024)
  Transfers for policy benefits and terminations       (637,284)          (26,909)       (39,437)
                                                     ------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (997,367)          501,650        305,421
                                                     ------------- ----------------- --------------
     Net increase (decrease) in net assets             (946,201)          546,678        351,063
NET ASSETS:
  Beginning of year                                   1,081,415           534,737        183,674
                                                     ------------- ----------------- --------------
  End of year                                         $ 135,214       $ 1,081,415      $ 534,737
                                                     ============= ================= ==============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable
  Insurance Funds) ("Invesco V.I.")
AllianceBernstein Variable Products Series Fund, Inc.
  ("AllianceBernstein")
American Century Variable Portfolios, Inc.
  ("American Century VP")
American Funds Insurance Series ("American Funds")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
  ("FTVIPT")
Goldman Sachs Variable Insurance Trust
  ("Goldman Sachs")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust
  ("LMPVET")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
MFS Variable Insurance Trust ("MFS VIT")
Oppenheimer Variable Account Funds
  ("Oppenheimer VA")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
Wells Fargo Variable Trust ("Wells Fargo VT")

* See Note 5 for a discussion of additional information on related party transactions.

2. LIST OF INVESTMENT DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2011:

AllianceBernstein Global Thematic Growth Investment
  Division
AllianceBernstein Intermediate Bond Investment
  Division
AllianceBernstein International Value Investment
  Division
American Century VP Vista Investment Division
American Funds Bond Investment Division
American Funds Global Small Capitalization
  Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds International Investment Division
American Funds U.S. Government/AAA-Rated
  Securities Investment Division
Dreyfus VIF International Value Investment Division
Fidelity VIP Asset Manager: Growth Investment
  Division
Fidelity VIP Contrafund Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Freedom 2010 Investment Division
Fidelity VIP Freedom 2020 Investment Division
Fidelity VIP Freedom 2030 Investment Division
Fidelity VIP Freedom 2050 Investment Division
Fidelity VIP High Income Investment Division
Fidelity VIP Investment Grade Bond Investment
  Division
Fidelity VIP Mid Cap Investment Division
FTVIPT Mutual Global Discovery Securities
  Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

FTVIPT Templeton Foreign Securities Investment
  Division
FTVIPT Templeton Global Bond Securities Investment
  Division
Goldman Sachs Mid-Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity
  Investment Division
Invesco V.I. Global Real Estate Investment Division
Invesco V.I. Government Securities Investment
  Division (a)
Invesco V.I. International Growth Investment Division
Invesco V.I. Van Kampen Comstock Investment
  Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
Janus Aspen Janus Investment Division
Janus Aspen Overseas Investment Division
MFS VIT Global Equity Investment Division
MFS VIT High Income Investment Division
MFS VIT New Discovery Investment Division
MFS VIT Value Investment Division
MIST American Funds Balanced Allocation
  Investment Division
MIST American Funds Growth Allocation Investment
  Division
MIST American Funds Moderate Allocation
  Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment
  Division
MIST Invesco Small Cap Growth Investment Division*
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division*
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division
MIST Lord Abbett Bond Debenture Investment
  Division
MIST Lord Abbett Mid Cap Value Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
  Division
MIST Met/Franklin Templeton Founding Strategy
  Investment Division
MIST Met/Templeton Growth Investment Division
MIST MetLife Aggressive Strategy Investment
  Division* (a)
MIST MFS Emerging Markets Equity Investment Division (a)
MIST MFS Research International Investment
  Division*
MIST Morgan Stanley Mid Cap Growth Investment
  Division
MIST Oppenheimer Capital Appreciation Investment
  Division
MIST PIMCO Inflation Protected Bond Investment
  Division
MIST PIMCO Total Return Investment Division
MIST Pioneer Fund Investment Division
MIST RCM Technology Investment Division
MIST SSgA Growth and Income ETF Investment
  Division
MIST SSgA Growth ETF Investment Division
MIST T. Rowe Price Large Cap Value Investment
  Division
MIST T. Rowe Price Mid Cap Growth Investment
  Division*
MIST Third Avenue Small Cap Value Investment
  Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index
  Investment Division
MSF BlackRock Aggressive Growth Investment
  Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
  Division
MSF BlackRock Money Market Investment Division
MSF Davis Venture Value Investment Division
MSF FI Value Leaders Investment Division
MSF Jennison Growth Investment Division
MSF Loomis Sayles Small Cap Core Investment
  Division
MSF Loomis Sayles Small Cap Growth Investment
  Division
MSF Met/Artisan Mid Cap Value Investment Division*
MSF MetLife Conservative Allocation Investment
  Division*
MSF MetLife Conservative to Moderate Allocation
  Investment Division*
MSF MetLife Mid Cap Stock Index Investment
  Division
MSF MetLife Moderate Allocation Investment
  Division*
MSF MetLife Moderate to Aggressive Allocation
  Investment Division*

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)

MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division*
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Genesis Investment Division
MSF Neuberger Berman Mid Cap Value Investment
  Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment
  Division
MSF T. Rowe Price Small Cap Growth Investment
  Division
MSF Van Eck Global Natural Resources Investment
  Division (a)
MSF Western Asset Management Strategic Bond
 Opportunities Investment Division
MSF Western Asset Management U.S. Government Investment
 Division
PIMCO VIT All Asset Investment Division (a)
PIMCO VIT Low Duration Investment Division
Pioneer VCT Emerging Markets Investment Division
Pioneer VCT Mid Cap Value Investment Division
Royce Micro-Cap Investment Division
Royce Small-Cap Investment Division
UIF Emerging Markets Debt Investment Division
UIF Emerging Markets Equity Investment Division
Wells Fargo VT Total Return Bond Investment
 Division

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts.
(a) This Investment Division began operations during the year ended
    December 31, 2011.

B. The following Investment Divisions had no net assets as of December 31, 2011:

American Funds High-Income Bond Investment
  Division
Fidelity VIP Freedom 2015 Investment Division
Fidelity VIP Freedom 2025 Investment Division
Fidelity VIP Freedom 2040 Investment Division
Janus Aspen Enterprise Investment Division
LMPVET Investment Counsel Variable Social
  Awareness Investment Division
Oppenheimer VA Main Street Small- & Mid-Cap
  Investment Division
PIMCO VIT Long-Term U.S. Government Investment
  Division
Putnam VT International Value Investment Division

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2011:

Delaware VIP Small Cap Value Investment Division
Invesco V.I. Van Kampen Government Investment Division
MIST Legg Mason Value Equity Investment Division
MSF MetLife Aggressive Allocation Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

NAME CHANGES:

FORMER NAME                                      NEW NAME
(MIST) Lord Abbett Growth and Income Portfolio   (MIST) T. Rowe Price Large Cap Value Portfolio
Oppenheimer Main Street Small Cap Fund/VA        Oppenheimer Main Street Small- & Mid-Cap Fund/VA

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

MERGERS:

FORMER PORTFOLIO                                  NEW PORTFOLIO
Invesco V.I. Van Kampen Government Fund           Invesco V.I. Government Securities Fund
(MIST) Legg Mason Value Equity Portfolio          (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio
(MSF) MetLIfe Aggressive Allocation Portfolio     (MIST) MetLife Aggressive Strategy Portfolio

SUBSTITUTION:

FORMER PORTFOLIO                                   NEW PORTFOLIO
Delaware VIP Small Cap Value Series                (MIST) Third Avenue Small Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on:
(i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company, is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

  MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

  The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2011:

Mortality and Expense Risk    0.00% - 0.90%


  The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a mortality and expense risk charge ranging from 0.30% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of operations of the applicable Investment Divisions. The charges outlined in the following section are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $3 to $35 and are assessed monthly. For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount.

Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.01 to $30.34 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                  SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                              ---------- ------------ ------------- --------------
AllianceBernstein Global Thematic Growth Investment Division     296,119    5,722,542     5,924,276        265,271
AllianceBernstein Intermediate Bond Investment Division            3,819       46,555         4,944          1,493
AllianceBernstein International Value Investment Division             12          183         1,511          2,772
American Century VP Vista Investment Division                        575        9,279        16,251         74,661
American Funds Bond Investment Division                          435,647    4,686,761       969,816        731,112
American Funds Global Small Capitalization Investment
  Division                                                     3,079,512   62,409,491     3,778,860      5,452,768
American Funds Growth Investment Division                      2,287,142  116,580,904     5,600,915      8,870,119
American Funds Growth-Income Investment Division               2,154,683   73,971,889     3,518,169      3,636,760
American Funds International Investment Division                  34,611      580,778        16,165        191,972
American Funds U.S. Government/AAA-Rated Securities
  Investment Division                                              3,533       43,793        24,616         18,298
Dreyfus VIF International Value Investment Division               20,568      262,362         5,544          6,265
Fidelity VIP Asset Manager: Growth Investment Division           107,882    1,331,954       201,611        542,259
Fidelity VIP Contrafund Investment Division                       93,762    2,177,801       386,193        826,551
Fidelity VIP Equity-Income Investment Division                       998       18,281        65,604        243,406
Fidelity VIP Freedom 2010 Investment Division                      3,312       33,619        16,905         13,581
Fidelity VIP Freedom 2020 Investment Division                     68,532      524,552        64,043         79,620
Fidelity VIP Freedom 2030 Investment Division                      5,873       54,640        33,098         83,225
Fidelity VIP Freedom 2050 Investment Division (a)                  1,157       13,988        44,388         25,362
Fidelity VIP High Income Investment Division                       8,019       44,841        40,651            236
Fidelity VIP Investment Grade Bond Investment Division           135,914    1,762,691     1,807,611        593,778
Fidelity VIP Mid Cap Investment Division                          21,482      588,358       287,684         86,070
FTVIPT Mutual Global Discovery Securities Investment
  Division                                                        40,641      804,523       279,594        383,211
FTVIPT Templeton Foreign Securities Investment Division          236,478    3,362,268       539,313      6,463,366
FTVIPT Templeton Global Bond Securities Investment Division       15,548      301,229       626,974        316,892
Goldman Sachs Mid-Cap Value Investment Division                   20,495      310,207        58,548        130,799
Goldman Sachs Structured Small Cap Equity Investment
  Division                                                         4,411       46,124           893          1,806
Invesco V.I. Global Real Estate Investment Division              122,840    1,838,520     1,144,072      1,047,754
Invesco V.I. Government Securities Investment Division (b)         1,735       20,156       105,415         86,648
Invesco V.I. International Growth Investment Division                888       22,949        11,463        236,029
Invesco V.I. Van Kampen Comstock Investment Division              16,849      196,193       166,971          2,690
Janus Aspen Balanced Investment Division                          48,299    1,337,704       476,479      1,530,768
Janus Aspen Forty Investment Division                             21,488      666,136        60,009        495,862
Janus Aspen Janus Investment Division                             37,570      734,386        11,493      7,130,795
Janus Aspen Overseas Investment Division                           9,198      475,978     5,940,358      5,664,163
MFS VIT Global Equity Investment Division                            430        5,384        14,292        232,286
MFS VIT High Income Investment Division                           16,459      115,867        12,069          1,866
MFS VIT New Discovery Investment Division                          8,908      125,314        24,020          4,419
MFS VIT Value Investment Division                                  3,533       44,675        36,464         67,428
MIST American Funds Balanced Allocation Investment Division       54,201      500,178       225,636        119,833
MIST American Funds Growth Allocation Investment Division         88,778      739,576       237,080        112,650
MIST American Funds Moderate Allocation Investment Division       40,689      380,969       184,789         27,959
MIST BlackRock Large Cap Core Investment Division             33,712,507  360,691,469     6,851,461     23,235,479
MIST Clarion Global Real Estate Investment Division            2,099,114   25,357,383     2,264,531      1,937,838
MIST Dreman Small Cap Value Investment Division                    2,735       33,760        16,769          5,385
MIST Harris Oakmark International Investment Division          2,296,776   32,074,482     2,500,638      2,457,952
MIST Invesco Small Cap Growth Investment Division                314,943    4,044,669       950,748        984,337
MIST Janus Forty Investment Division                             196,139   13,090,670     1,510,556      2,004,491
MIST Lazard Mid Cap Investment Division                          491,504    5,837,241     1,280,594      1,251,786

(a) Commenced on May 4, 2009 and began transactions in 2011.

(b) For the period May 2, 2011 to December 31, 2011.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                                 FOR THE YEAR ENDED
                                                               AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                               ----------------------- ----------------------------
                                                                                             COST OF       PROCEEDS
                                                                   SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                               ---------- ------------ ------------- --------------
MIST Legg Mason ClearBridge Aggressive Growth Investment
  Division                                                      1,583,348   11,900,844     5,893,574      1,236,188
MIST Lord Abbett Bond Debenture Investment Division             2,010,202   23,705,523     4,202,645      5,865,230
MIST Lord Abbett Mid Cap Value Investment Division                  7,962       97,587        17,623          3,264
MIST Met/Franklin Income Investment Division                       23,305      228,675       104,557         10,557
MIST Met/Franklin Mutual Shares Investment Division                 9,793       80,192        34,651          5,687
MIST Met/Franklin Templeton Founding Strategy Investment
  Division                                                         28,790      248,758        36,620         12,523
MIST Met/Templeton Growth Investment Division                       6,209       52,293        19,150          9,023
MIST MetLife Aggressive Strategy Investment Division (b)        1,381,243   14,305,212    15,450,469      1,027,360
MIST MFS Emerging Markets Equity Investment Division (b)            2,452       26,160        26,770            540
MIST MFS Research International Investment Division             1,349,426   15,039,387     2,576,414      2,605,812
MIST Morgan Stanley Mid Cap Growth Investment Division         16,544,317  168,067,211     9,829,634     16,285,234
MIST Oppenheimer Capital Appreciation Investment Division         284,866    1,806,309       403,309        428,646
MIST PIMCO Inflation Protected Bond Investment Division           883,250    9,810,259     3,303,438      2,028,482
MIST PIMCO Total Return Investment Division                     3,882,227   45,377,062     7,403,802      5,653,299
MIST Pioneer Fund Investment Division                              13,169      132,390         7,780         67,759
MIST RCM Technology Investment Division                         2,990,153   12,776,901     2,111,961      3,577,458
MIST SSgA Growth and Income ETF Investment Division               411,341    4,330,488     1,498,489        604,376
MIST SSgA Growth ETF Investment Division                          308,722    3,120,509     1,923,928      1,172,938
MIST T. Rowe Price Large Cap Value Investment Division             51,503    1,269,288        25,689      5,307,279
MIST T. Rowe Price Mid Cap Growth Investment Division           2,661,246   22,825,590     8,275,848      2,781,426
MIST Third Avenue Small Cap Value Investment Division              59,664      831,943       595,096      1,211,039
MSF Artio International Stock Investment Division               4,564,064   51,718,192     3,235,087      3,373,752
MSF Barclays Capital Aggregate Bond Index Investment
  Division                                                      9,392,344  101,657,627    11,501,288     21,342,034
MSF BlackRock Aggressive Growth Investment Division             7,098,644  164,559,851     8,269,136     17,101,074
MSF BlackRock Bond Income Investment Division                     758,023   81,119,184     5,805,876      8,666,314
MSF BlackRock Diversified Investment Division                  16,022,240  257,117,632    10,350,108     21,365,154
MSF BlackRock Large Cap Value Investment Division               1,285,048   14,463,819     1,424,125      1,183,780
MSF BlackRock Legacy Large Cap Growth Investment
  Division                                                        295,304    6,820,352     2,393,555      1,606,886
MSF BlackRock Money Market Investment Division                    207,938   20,793,802    11,412,230     20,447,498
MSF Davis Venture Value Investment Division                     1,808,251   49,447,185     4,062,485      5,416,410
MSF FI Value Leaders Investment Division                           46,079    7,447,441       923,988        900,032
MSF Jennison Growth Investment Division                         1,166,924   12,586,990     1,020,376      2,289,730
MSF Loomis Sayles Small Cap Core Investment Division               77,854   15,721,460     1,401,272      2,332,479
MSF Loomis Sayles Small Cap Growth Investment Division            817,163    7,507,090     1,535,720      1,011,621
MSF Met/Artisan Mid Cap Value Investment Division                 263,619   53,786,669     2,136,634      4,226,880
MSF MetLife Conservative Allocation Investment Division           377,019    4,163,131     1,806,198      1,511,348
MSF MetLife Conservative to Moderate Allocation Investment
  Division                                                        583,520    6,211,103     1,953,282      2,239,776
MSF MetLife Mid Cap Stock Index Investment Division             4,845,608   58,660,606     7,118,449      5,790,251
MSF MetLife Moderate Allocation Investment Division             3,655,601   37,889,222     6,621,830      3,119,932
MSF MetLife Moderate to Aggressive Allocation Investment
  Division                                                      6,368,644   66,556,710     8,856,018      4,089,610
MSF MetLife Stock Index Investment Division                    22,588,617  678,268,203    42,140,081     42,862,666
MSF MFS Total Return Investment Division                           56,913    7,555,188     1,189,902      1,494,750
MSF MFS Value Investment Division                               4,281,432   54,455,261     3,888,301      5,180,543
MSF Morgan Stanley EAFE Index Investment Division               5,847,293   64,630,081     9,375,469      5,508,673
MSF Neuberger Berman Genesis Investment Division                6,579,130   94,640,448     2,070,471      5,494,730
MSF Neuberger Berman Mid Cap Value Investment Division          3,749,714   65,181,444     3,309,588      6,247,250
MSF Oppenheimer Global Equity Investment Division               2,695,695   34,380,468     4,561,354      6,449,346

(a) Commenced on May 4, 2009 and began transactions in 2011.

(b) For the period May 2, 2011 to December 31, 2011.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                                 FOR THE YEAR ENDED
                                                               AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                               ----------------------- ----------------------------
                                                                                             COST OF       PROCEEDS
                                                                  SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                               --------- ------------- ------------- --------------
MSF Russell 2000 Index Investment Division                     4,042,001    47,361,388     4,574,342      7,433,659
MSF T. Rowe Price Large Cap Growth Investment Division         2,845,757    34,332,406     2,728,837      5,712,444
MSF T. Rowe Price Small Cap Growth Investment Division         5,205,391    65,703,613     6,480,374      9,130,453
MSF Van Eck Global Natural Resources Investment Division (b)         975        15,377        15,766            344
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                          1,809,072    21,952,432     2,218,805      2,678,776
MSF Western Asset Management U.S. Government Investment
  Division                                                     1,346,097    16,268,088     1,868,479      2,143,284
PIMCO VIT All Asset Investment Division (b)                        9,222        97,359        97,359             --
PIMCO VIT Low Duration Investment Division                        91,115       926,737       210,299         21,217
Pioneer VCT Emerging Markets Investment Division                  16,956       389,995       461,977        837,851
Pioneer VCT Mid Cap Value Investment Division                      8,504       129,868        52,297          6,022
Royce Micro-Cap Investment Division                               29,823       300,626        22,196          9,860
Royce Small-Cap Investment Division                               74,950       753,098     1,012,962        605,050
UIF Emerging Markets Debt Investment Division                     50,660       420,498       432,895         19,721
UIF Emerging Markets Equity Investment Division                   43,060       599,186       657,354        220,179
Wells Fargo VT Total Return Bond Investment Division              12,806       132,348       134,983      1,089,695

(a) Commenced on May 4, 2009 and began transations in 2011.

(b) For the period May 2, 2011 to December 31, 2011.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                           ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH        ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                                INVESTMENT DIVISION                       INVESTMENT DIVISION
                          ------------------------------------------- ------------------------------------------
                             2011                   2010      2009     2011                   2010    2009 (a)
                          ---------- ---------------------- --------- -------- ---------------------- ----------
Units beginning of year    19,486                 25,043    14,644    3,146                  2,242         --
Units issued and
  transferred from
  other funding options   943,623                  5,471    14,289      191                  3,226      3,299
Units redeemed and
  transferred to other
  funding options         (48,897)               (11,028)   (3,890)    (105)                (2,322)    (1,057)
                          ---------- ---------------------- --------- -------- ---------------------- ----------
Units end of year         914,212                 19,486    25,043    3,232                  3,146      2,242
                          ========== ====================== ========= ======== ====================== ==========

                                                  AMERICAN FUNDS BOND        AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                  INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ---------------------------------------------- -------------------------------------------------
                              2011                   2010        2009         2011                   2010          2009
                          ----------- ---------------------- ----------- ------------ ---------------------- -------------
Units beginning of year    361,073                335,183     317,147    2,114,920              2,152,577     2,098,117
Units issued and
  transferred from
  other funding options    111,528                767,492     631,349      395,698              2,898,451     2,393,707
Units redeemed and
  transferred to other
  funding options         (104,902)              (741,602)   (613,313)    (473,030)            (2,936,108)   (2,339,247)
                          ----------- ---------------------- ----------- ------------ ---------------------- -------------
Units end of year          367,699                361,073     335,183    2,037,588              2,114,920     2,152,577
                          =========== ====================== =========== ============ ====================== =============

                                     AMERICAN FUNDS INTERNATIONAL     AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                              INVESTMENT DIVISION                                      INVESTMENT DIVISION
                          ------------------------------------------ ------------------------------------------------------
                            2011                   2010      2009     2011                   2010                   2009
                          --------- ---------------------- --------- -------- ---------------------- ----------------------
Units beginning of year   27,930                 17,214     2,335    1,810                  4,564                  1,808
Units issued and
  transferred from
  other funding options      306                 13,635    16,414    1,074                    398                  4,273
Units redeemed and
  transferred to other
  funding options         (7,197)                (2,919)   (1,535)    (859)                (3,152)                (1,517)
                          --------- ---------------------- --------- -------- ---------------------- ----------------------
Units end of year         21,039                 27,930    17,214    2,025                  1,810                  4,564
                          ========= ====================== ========= ======== ====================== ======================

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE        AMERICAN CENTURY VP VISTA
                  INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------- -----------------------------------
2011                       2010 (b)     2011           2010       2009
------- ----------------------------- --------- -------------- ----------
  73                            --     5,360         13,115      8,686
   6                            73       753          2,722     17,746
 (70)                           --    (5,434)       (10,477)   (13,317)
------- ----------------------------- --------- -------------- ----------
   9                            73       679          5,360     13,115
======= ============================= ========= ============== ==========

                AMERICAN FUNDS GROWTH                 AMERICAN FUNDS GROWTH-INCOME
                  INVESTMENT DIVISION                          INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
    2011           2010          2009         2011             2010          2009
------------ --------------- ------------- ------------ ---------------- -------------
1,411,108       1,419,237     1,382,286    1,483,095        1,491,242     1,461,879
  236,308       1,491,854     1,183,014      249,184        1,511,750     1,196,222
 (294,359)     (1,499,983)   (1,146,063)    (278,334)      (1,519,897)   (1,166,859)
------------ --------------- ------------- ------------ ---------------- -------------
1,353,057       1,411,108     1,419,237    1,453,945        1,483,095     1,491,242
============ =============== ============= ============ ================ =============

DREYFUS VIF INTERNATIONAL VALUE    FIDELITY VIP ASSET MANAGER: GROWTH
            INVESTMENT DIVISION                   INVESTMENT DIVISION
--------------------------------- ------------------------------------
  2011         2010       2009       2011           2010       2009
--------- ------------ ---------- ---------- -------------- ----------
16,502       21,676     33,156    172,460        181,097    126,890
    99          505      2,909     17,093         24,042     70,300
  (448)      (5,679)   (14,389)   (51,437)       (32,679)   (16,093)
--------- ------------ ---------- ---------- -------------- ----------
16,153       16,502     21,676    138,116        172,460    181,097
========= ============ ========== ========== ============== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                 FIDELITY VIP CONTRAFUND           FIDELITY VIP EQUITY-INCOME
                                     INVESTMENT DIVISION                  INVESTMENT DIVISION
                          ------------------------------------ -----------------------------------
                             2011           2010       2009       2011          2010       2009
                          ---------- -------------- ---------- ---------- ------------- ----------
Units beginning of year   190,755        332,757    218,160     17,040        23,778     72,691
Units issued and
  transferred from
  other funding options    22,512         43,442    153,261      2,435         4,102     10,561
Units redeemed and
  transferred to other
  funding options         (55,817)      (185,444)   (38,664)   (17,926)      (10,840)   (59,474)
                          ---------- -------------- ---------- ---------- ------------- ----------
Units end of year         157,450        190,755    332,757      1,549        17,040     23,778
                          ========== ============== ========== ========== ============= ==========

                                                               FIDELITY VIP
                           FIDELITY VIP FREEDOM 2030           FREEDOM 2050
                                 INVESTMENT DIVISION    INVESTMENT DIVISION
                          --------------------------- -----------------------
                            2011       2010     2009               2011 (c)
                          --------- ---------- ------ ------------------------
Units beginning of year    9,011       3,665   3,324                  --
Units issued and
  transferred from
  other funding options    2,929       9,042     372               1,494
Units redeemed and
  transferred to other
  funding options         (5,912)     (3,696)    (31)                 (2)
                          --------- ---------- ------ ------------------------
Units end of year          6,028       9,011   3,665               1,492
                          ========= ========== ====== ========================

                                 FIDELITY VIP MID CAP        FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                  INVESTMENT DIVISION                              INVESTMENT DIVISION
                          -------------------------------- --------------------------------------------
                            2011         2010      2009       2011                   2010        2009
                          --------- ------------ --------- ---------- ---------------------- -----------
Units beginning of year   16,733       10,051     2,071     53,444                 54,588     140,006
Units issued and
  transferred from
  other funding options   12,194        7,750     9,260      9,519                 32,229      28,222
Units redeemed and
  transferred to other
  funding options         (3,985)      (1,068)   (1,280)   (18,337)               (33,373)   (113,640)
                          --------- ------------ --------- ---------- ---------------------- -----------
Units end of year         24,942       16,733    10,051     44,626                 53,444      54,588
                          ========= ============ ========= ========== ====================== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

          FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020
                INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------------------ -----------------------------
    2011        2010          2009      2011      2010      2009
------------ ------------- --------- --------- --------- ---------
     3,002          1,541     3,089    56,297    56,341     4,617
       246          1,471        21       121       829    52,551
       (10)           (10)   (1,569)   (2,904)     (873)     (827)
------------ ------------- --------- --------- --------- ---------
     3,238          3,002     1,541    53,514    56,297    56,341
============ ============= ========= ========= ========= =========

     FIDELITY VIP HIGH INCOME    FIDELITY VIP INVESTMENT GRADE BOND
          INVESTMENT DIVISION                   INVESTMENT DIVISION
-------------------------------- ----------------------------------
    2011        2010    2009 (d)    2011       2010       2009
------------ --------- --------- ---------- ---------- ------------
       294     3,001       --      38,436     18,087      3,908
     2,406        --    3,022     120,433     87,556     31,638
       (23)   (2,707)     (21)    (41,816)   (67,207)   (17,459)
------------ --------- --------- ---------- ---------- ------------
     2,677       294    3,001     117,053     38,436     18,087
============ ========= ========= ========== ========== ============

 FTVIPT TEMPLETON FOREIGN SECURITIES    FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                 INVESTMENT DIVISION                        INVESTMENT DIVISION
--------------------------------------- --------------------------------------
    2011            2010        2009       2011         2010       2011 (e)
----------- --------------- ----------- ---------- ------------- -------------
 558,309         520,792     527,866        179           204           --
  26,853          75,062     104,859     25,202        11,325          213
(381,387)        (37,545)   (111,933)   (11,377)      (11,350)          (9)
----------- --------------- ----------- ---------- ------------- -------------
 203,775         558,309     520,792     14,004           179          204
=========== =============== =========== ========== ============= ==============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                       GOLDMAN SACHS MID-CAP VALUE     GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                               INVESTMENT DIVISION                           INVESTMENT DIVISION
                          ------------------------------------------- --------------------------------------------
                            2011                   2010       2009     2011                   2010         2009
                          --------- ---------------------- ---------- -------- ---------------------- ------------
Units beginning of year   24,643                 27,552    102,102    4,258                  7,623        6,818
Units issued and
  transferred from
  other funding options       --                      1         --       38                    436        2,806
Units redeemed and
  transferred to other
  funding options         (5,409)                (2,910)   (74,550)    (148)                (3,801)      (2,001)
                          --------- ---------------------- ---------- -------- ---------------------- ------------
Units end of year         19,234                 24,643     27,552    4,148                  4,258        7,623
                          ========= ====================== ========== ======== ====================== ============

                                  INVESCO V.I. INTERNATIONAL GROWTH    INVESCO V.I. VAN KAMPEN COMSTOCK
                                                INVESTMENT DIVISION                 INVESTMENT DIVISION
                          -------------------------------------------- -----------------------------------
                             2011                   2010    2009 (d)     2011                   2010 (g)
                          ---------- ---------------------- ---------- --------- -------------------------
Units beginning of year    14,201                  1,080         --     2,966                        --
Units issued and
  transferred from
  other funding options       320                 20,685      1,114    15,242                     2,966
Units redeemed and
  transferred to other
  funding options         (13,213)                (7,564)       (34)     (257)                       --
                          ---------- ---------------------- ---------- --------- -------------------------
Units end of year           1,308                 14,201      1,080    17,951                     2,966
                          ========== ====================== ========== ========= =========================

                                                   JANUS ASPEN JANUS                          JANUS ASPEN OVERSEAS
                                                 INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- --------------------------------------------
                              2011                   2010       2009        2011                   2010      2009
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------
Units beginning of year    741,523                718,894    685,791      11,481                  3,135     1,777
Units issued and
  transferred from
  other funding options        640                 65,451     77,949     181,594                  9,125     5,289
Units redeemed and
  transferred to other
  funding options         (656,372)               (42,822)   (44,846)   (177,539)                  (779)   (3,931)
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------
Units end of year           85,791                741,523    718,894      15,536                 11,481     3,135
                          =========== ====================== ========== =========== ====================== =========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

                                                     INVESCO V.I.
                                                       GOVERNMENT
           INVESCO V.I. GLOBAL REAL ESTATE             SECURITIES
                       INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------------------------------- ----------------------
   2011                    2010       2009                2011 (f)
---------- ----------------------- ---------- ----------------------
 54,093                  59,960     76,172                     --
 34,742                   6,829     18,609                  8,213
(34,833)                (12,696)   (34,821)                (6,643)
---------- ----------------------- ---------- ----------------------
 54,002                  54,093     59,960                  1,570
========== ======================= ========== ======================

               JANUS ASPEN BALANCED                           JANUS ASPEN FORTY
                INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------- --------------------------------------------
   2011                   2010      2009       2011                   2010       2009
---------- ---------------------- --------- ---------- ---------------------- ----------
155,834                 99,381    20,633     73,218                 61,130     45,182
  8,172                 79,900    81,253      4,044                 22,591     39,687
(82,484)               (23,447)   (2,505)   (31,646)               (10,503)   (23,739)
---------- ---------------------- --------- ---------- ---------------------- ----------
 81,522                155,834    99,381     45,616                 73,218     61,130
========== ====================== ========= ========== ====================== ==========

                   MFS VIT GLOBAL EQUITY                         MFS VIT HIGH INCOME
                     INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------- --------------------------------------------
   2011                   2010      2009          2011             2010          2009
---------- ---------------------- --------- ------------- ---------------- -------------
 14,222                  5,543     5,386         9,020            9,209           354
    851                 11,271     2,627             1              106         9,330
(14,717)                (2,592)   (2,470)         (125)            (295)         (475)
---------- ---------------------- --------- ------------- ---------------- -------------
    356                 14,222     5,543         8,896            9,020         9,209
========== ====================== ========= ============= ================ =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                        MFS VIT NEW DISCOVERY                       MFS VIT VALUE
                                          INVESTMENT DIVISION                 INVESTMENT DIVISION
                          ------------------------------------ -----------------------------------
                              2011         2010        2009      2011         2010        2009
                          ------------ ----------- ----------- --------- ------------ ------------
Units beginning of year        7,814         396          249     5,577        5,803         6,081
Units issued and
  transferred from
  other funding options          359       7,766          864        --           --            --
Units redeemed and
  transferred to other
  funding options               (254)       (348)        (717)   (2,439)        (226)         (278)
                          ------------ ----------- ----------- --------- ------------ ------------
Units end of year              7,919       7,814          396     3,138        5,577         5,803
                          ============ =========== =========== ========= ============ ============

                          MIST AMERICAN FUNDS MODERATE ALLOCATION                      MIST BLACKROCK LARGE CAP CORE
                                              INVESTMENT DIVISION                                INVESTMENT DIVISION
                          ------------------------------------------ --------------------------------------------------
                            2011              2010           2009          2011                   2010          2009
                          --------- ---------------------- --------- ------------- ---------------------- -------------
Units beginning of year   23,584             9,961            593    13,468,383             14,107,746    14,670,780
Units issued and
  transferred from
  other funding options   16,729            29,424         11,392     1,797,760              9,046,176     6,882,314
Units redeemed and
  transferred to other
  funding options         (2,607)          (15,801)        (2,024)   (2,503,416)            (9,685,539)   (7,445,348)
                          --------- ---------------------- --------- ------------- ---------------------- -------------
Units end of year         37,706            23,584          9,961    12,762,727             13,468,383    14,107,746
                          ========= ====================== ========= ============= ====================== =============

                                       MIST HARRIS OAKMARK INTERNATIONAL                 MIST INVESCO SMALL CAP GROWTH
                                                     INVESTMENT DIVISION                           INVESTMENT DIVISION
                          ------------------------------------------------- ---------------------------------------------
                               2011                   2010          2009       2011                   2010        2009
                          ------------ ---------------------- ------------- ---------- ---------------------- -----------
Units beginning of year   1,473,309              1,439,875     1,337,674    280,254                268,049     230,618
Units issued and
  transferred from
  other funding options     324,563              1,994,881     1,598,848     85,976                345,354     285,386
Units redeemed and
  transferred to other
  funding options          (314,680)            (1,961,447)   (1,496,647)   (86,976)              (333,149)   (247,955)
                          ------------ ---------------------- ------------- ---------- ---------------------- -----------
Units end of year         1,483,192              1,473,309     1,439,875    279,254                280,254     268,049
                          ============ ====================== ============= ========== ====================== ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

  MIST AMERICAN FUNDS BALANCED ALLOCATION        MIST AMERICAN FUNDS GROWTH ALLOCATION
                      INVESTMENT DIVISION                          INVESTMENT DIVISION
-------------------------------------------- -------------------------------------------
   2011                   2010       2009       2011                   2010      2009
---------- ---------------------- ---------- ---------- ---------------------- ---------
 41,296                 23,102      1,427     71,574                 15,564     2,439
 21,131                 70,685     44,911     22,942                 90,305    17,809
(11,661)               (52,491)   (23,236)   (11,699)               (34,295)   (4,684)
---------- ---------------------- ---------- ---------- ---------------------- ---------
 50,766                 41,296     23,102     82,817                 71,574    15,564
========== ====================== ========== ========== ====================== =========

         MIST CLARION GLOBAL REAL ESTATE          MIST DREMAN SMALL CAP VALUE
                     INVESTMENT DIVISION                  INVESTMENT DIVISION
------------------------------------------ -------------------------------------
   2011            2010           2009          2011          2010        2009
------------ ---------------- ------------- ------------ --------------- -------
1,342,988        1,332,507     1,247,223         1,705         1,271         11
  277,732        1,901,957     1,551,482         1,121         1,222     22,145
 (308,897)      (1,891,476)   (1,466,198)         (346)         (788)   (20,885)
------------ ---------------- ------------- ------------ --------------- -------
1,311,823        1,342,988     1,332,507         2,480         1,705      1,271
============ ================ ============= ============ =============== =======

                        MIST JANUS FORTY                   MIST LAZARD MID CAP
                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------------- -------------------------------------
    2011            2010          2009        2011           2010        2009
------------ ---------------- ------------- ----------- -------------- -----------
1,185,626        1,122,196       943,170     360,447        362,314     371,732
  250,215        2,258,407     1,816,405     109,194        450,103     378,306
 (342,207)      (2,194,977)   (1,637,379)   (111,235)      (451,970)   (387,724)
------------ ---------------- ------------- ----------- -------------- -----------
1,093,634        1,185,626     1,122,196     358,406        360,447     362,314
============ ================ ============= =========== ============== ===========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                          MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH                  MIST LORD ABBETT BOND DEBENTURE
                                                    INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------ ------------------------------------------------
                               2011              2010              2009         2011              2010              2009
                          ------------ ---------------------- ------------ ------------ ---------------------- ------------
Units beginning of year     888,257           918,435           929,444    1,222,207         1,300,112         1,205,110
Units issued and
  transferred from
  other funding options     760,794           862,843           681,902      200,137           833,058           736,059
Units redeemed and
  transferred to other
  funding options          (295,500)         (893,021)         (692,911)    (337,033)         (910,963)         (641,057)
                          ------------ ---------------------- ------------ ------------ ---------------------- ------------
Units end of year         1,353,551           888,257           918,435    1,085,311         1,222,207         1,300,112
                          ============ ====================== ============ ============ ====================== ============

                              MIST MET/FRANKLIN MUTUAL SHARES     MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
                                          INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------ ------------------------------------------------
                           2011           2010           2009      2011              2010            2009
                          -------- ------------------ -------- --------- ---------------------- ---------------
Units beginning of year   6,134          2,904         1,208     25,753            21,298              1,503
Units issued and
  transferred from
  other funding options   3,078          6,436         2,223      3,131            55,695             44,058
Units redeemed and
  transferred to other
  funding options          (595)        (3,206)         (527)    (1,191)          (51,240)           (24,263)
                          -------- ------------------ -------- --------- ---------------------- ---------------
Units end of year         8,617          6,134         2,904     27,693            25,753             21,298
                          ======== ================== ======== ========= ====================== ===============

                                        MIST MFS RESEARCH INTERNATIONAL       MIST MORGAN STANLEY MID CAP GROWTH
                                                    INVESTMENT DIVISION                      INVESTMENT DIVISION
                          ---------------------------------------------- ------------------------------------------
                              2011                   2010        2009          2011               2010      2009
                          ----------- ---------------------- ----------- ------------- ------------------ ---------
Units beginning of year    838,110                885,756     870,603    13,121,650             23,317     1,987
Units issued and
  transferred from
  other funding options    223,953              1,201,606     996,145     1,773,282         24,103,485    23,232
Units redeemed and
  transferred to other
  funding options         (241,725)            (1,249,252)   (980,992)   (2,538,198)       (11,005,152)   (1,902)
                          ----------- ---------------------- ----------- ------------- ------------------ ---------
Units end of year          820,338                838,110     885,756    12,356,734         13,121,650    23,317
                          =========== ====================== =========== ============= ================== =========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

             MIST LORD ABBETT MID CAP VALUE                   MIST MET/FRANKLIN INCOME
                        INVESTMENT DIVISION                        INVESTMENT DIVISION
---------------------------------------------- ------------------------------------------
    2011                    2010       2009      2011                   2010      2009
------------ ---------------------- ---------- --------- ---------------------- ---------
     7,974                  9,319     10,463    13,040                  5,364     2,408
     1,279                    620     12,325     7,842                 13,379     4,293
      (253)                (1,965)   (13,469)     (889)                (5,703)   (1,337)
------------ ---------------------- ---------- --------- ---------------------- ---------
     9,000                  7,974      9,319    19,993                 13,040     5,364
============ ====================== ========== ========= ====================== =========

                                    MIST METLIFE            MIST MFS
                                      AGGRESSIVE            EMERGING
 MIST MET/TEMPLETON GROWTH              STRATEGY      MARKETS EQUITY
       INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
---------------------------- ------------------- -------------------
  2011      2010      2009          2011 (f)           2011 (f)
------- ----------- -------- ------------------- -------------------
 5,088       2,173      480             --                 --
 1,929       5,903    2,325      1,234,168              2,117
(1,003)     (2,988)    (632)      (184,382)               (47)
------- ----------- -------- ------------------- -------------------
 6,014       5,088    2,173      1,049,786              2,070
======= =========== ======== =================== ===================

 MIST OPPENHEIMER CAPITAL APPRECIATION       MIST PIMCO INFLATION PROTECTED BOND
                   INVESTMENT DIVISION                       INVESTMENT DIVISION
---------------------------------------- -------------------------------------------
   2011           2010          2009        2011            2010           2009
---------- ----------------- ----------- ----------- ----------------- -------------
155,354           155,544     114,986     653,613           618,801       523,888
 52,806           284,133     234,271     288,475         1,507,168     1,226,809
(54,766)         (284,323)   (193,713)   (241,931)       (1,472,356)   (1,131,896)
---------- ----------------- ----------- ----------- ----------------- -------------
153,394           155,354     155,544     700,157           653,613       618,801
========== ================= =========== =========== ================= =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                           MIST PIMCO TOTAL RETURN                     MIST PIONEER FUND
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                          ------------------------------------------- -----------------------------------
                               2011          2010           2009        2011           2010    2009 (e)
                          ------------ ---------------- ------------- --------- -------------- ----------
Units beginning of year   2,450,427        2,378,221     2,287,745    17,938         20,277         --
Units issued and
  transferred from
  other funding options     620,126        2,765,705     2,051,940       399            399     22,226
Units redeemed and
  transferred to other
  funding options          (643,462)      (2,693,499)   (1,961,464)   (4,857)        (2,738)    (1,949)
                          ------------ ---------------- ------------- --------- -------------- ----------
Units end of year         2,427,091        2,450,427     2,378,221    13,480         17,938     20,277
                          ============ ================ ============= ========= ============== ==========

                                                  MIST SSGA GROWTH ETF            MIST T. ROWE PRICE LARGE CAP VALUE
                                                   INVESTMENT DIVISION                           INVESTMENT DIVISION
                          ---------------------------------------------- ---------------------------------------------
                              2011                   2010        2009        2011                   2010       2009
                          ----------- ---------------------- ----------- ----------- ---------------------- ----------
Units beginning of year    237,751                181,473      59,898     601,441                585,353    569,914
Units issued and
  transferred from
  other funding options    190,117                355,523     247,780       1,323                 46,143     58,321
Units redeemed and
  transferred to other
  funding options         (128,753)              (299,245)   (126,205)   (494,160)               (30,055)   (42,882)
                          ----------- ---------------------- ----------- ----------- ---------------------- ----------
Units end of year          299,115                237,751     181,473     108,604                601,441    585,353
                          =========== ====================== =========== =========== ====================== ==========

                                             MSF ARTIO INTERNATIONAL STOCK      MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                       INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ------------------------------------------------- ------------------------------------------------
                               2011                   2010          2009          2011                 2010          2009
                          ------------ ---------------------- ------------- ------------- -------------------- -------------
Units beginning of year   2,985,340              3,130,833     3,272,041     6,069,208            5,979,612     5,705,639
Units issued and
  transferred from
  other funding options     537,715              2,254,216     1,779,165     1,036,792            5,950,976     4,481,852
Units redeemed and
  transferred to other
  funding options          (575,628)            (2,399,709)   (1,920,373)   (1,738,111)          (5,861,380)   (4,207,879)
                          ------------ ---------------------- ------------- ------------- -------------------- -------------
Units end of year         2,947,427              2,985,340     3,130,833     5,367,889            6,069,208     5,979,612
                          ============ ====================== ============= ============= ==================== =============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

                           MIST RCM TECHNOLOGY              MIST SSGA GROWTH AND INCOME ETF
                           INVESTMENT DIVISION                          INVESTMENT DIVISION
------------------------------------------------- --------------------------------------------
     2011                   2010          2009       2011                   2010       2009
------------ ---------------------- ------------- ---------- ---------------------- ----------
2,007,835              2,111,049     1,806,845    320,284                149,333     39,742
  541,643              3,754,204     2,949,637    139,491                435,343    206,989
 (721,355)            (3,857,418)   (2,645,433)   (78,250)              (264,392)   (97,398)
------------ ---------------------- ------------- ---------- ---------------------- ----------
1,828,123              2,007,835     2,111,049    381,525                320,284    149,333
============ ====================== ============= ========== ====================== ==========

             MIST T. ROWE PRICE MID CAP GROWTH           MIST THIRD AVENUE SMALL CAP VALUE
                           INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------
     2011                   2010          2009       2011                   2010      2009
------------ ---------------------- ------------- ---------- ---------------------- ---------
1,725,748              1,754,850     1,702,757     96,930                 66,457    22,742
  685,902              2,400,707     1,928,793     30,935                 54,144    49,002
 (453,815)            (2,429,809)   (1,876,700)   (73,382)               (23,671)   (5,287)
------------ ---------------------- ------------- ---------- ---------------------- ---------
1,957,835              1,725,748     1,754,850     54,483                 96,930    66,457
============ ====================== ============= ========== ====================== =========

                 MSF BLACKROCK AGGRESSIVE GROWTH                         MSF BLACKROCK BOND INCOME
                             INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- -------------------------------------------------
      2011                   2010          2009         2011                   2010          2009
------------- ---------------------- ------------- ------------ ---------------------- -------------
 9,010,506              9,655,662    10,226,808    3,695,898              3,849,026     4,137,787
 1,226,282              5,730,219     4,486,979      476,235              2,545,294     1,958,068
(1,623,521)            (6,375,375)   (5,058,125)    (723,318)            (2,698,422)   (2,246,829)
------------- ---------------------- ------------- ------------ ---------------------- -------------
 8,613,267              9,010,506     9,655,662    3,448,815              3,695,898     3,849,026
============= ====================== ============= ============ ====================== =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                                 MSF BLACKROCK DIVERSIFIED                    MSF BLACKROCK LARGE CAP VALUE
                                                       INVESTMENT DIVISION                              INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2011                   2010          2009         2011                   2010          2009
                          ------------- ---------------------- ------------- ------------ ---------------------- -------------
Units beginning of year   10,826,228             11,480,151    12,136,197    1,026,360              1,018,697       924,995
Units issued and
  transferred from
  other funding options    1,401,995              7,504,390     5,841,981      229,911              1,430,731     1,160,670
Units redeemed and
  transferred to other
  funding options         (2,004,555)            (8,158,313)   (6,498,027)    (219,607)            (1,423,068)   (1,066,968)
                          ------------- ---------------------- ------------- ------------ ---------------------- -------------
Units end of year         10,223,668             10,826,228    11,480,151    1,036,664              1,026,360     1,018,697
                          ============= ====================== ============= ============ ====================== =============

                                                  MSF DAVIS VENTURE VALUE                           MSF FI VALUE LEADERS
                                                      INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ------------------------------------------------- ----------------------------------------------
                               2011                   2010          2009        2011                   2010        2009
                          ------------ ---------------------- ------------- ----------- ---------------------- -----------
Units beginning of year   1,632,869              1,661,533     1,580,625     493,819                478,934     451,406
Units issued and
  transferred from
  other funding options     320,460              1,634,097     1,319,611     119,587                576,474     447,507
Units redeemed and
  transferred to other
  funding options          (383,606)            (1,662,761)   (1,238,703)   (123,858)              (561,589)   (419,979)
                          ------------ ---------------------- ------------- ----------- ---------------------- -----------
Units end of year         1,569,723              1,632,869     1,661,533     489,548                493,819     478,934
                          ============ ====================== ============= =========== ====================== ===========

                                  MSF LOOMIS SAYLES SMALL CAP GROWTH                  MSF MET/ARTISAN MID CAP VALUE
                                                 INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ---------------------------------------------- ---------------------------------------------
                                   2011             2010        2009           2011               2010        2009
                          ---------------- ----------------- ----------- ---------------- ---------------- -----------
Units beginning of year        597,616            592,149     579,322           222,836         191,339     196,801
Units issued and
  transferred from
  other funding options        204,191            595,787     456,755            55,960         303,121     142,199
Units redeemed and
  transferred to other
  funding options             (162,053)          (590,320)   (443,928)          (91,313)       (271,624)   (147,661)
                          ---------------- ----------------- ----------- ---------------- ---------------- -----------
Units end of year              639,754            597,616     592,149           187,483         222,836     191,339
                          ================ ================= =========== ================ ================ ===========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

         MSF BLACKROCK LEGACY LARGE CAP GROWTH                      MSF BLACKROCK MONEY MARKET
                           INVESTMENT DIVISION                             INVESTMENT DIVISION
---------------------------------------------- --------------------------------------------------
    2011                   2010        2009          2011                   2010          2009
----------- ---------------------- ----------- ------------- ---------------------- -------------
 494,998                480,438     413,693     1,663,896              1,962,757     3,533,477
 231,277                793,080     696,623       607,896              1,839,931     1,181,172
(192,473)              (778,520)   (629,878)   (1,108,460)            (2,138,792)   (2,751,892)
----------- ---------------------- ----------- ------------- ---------------------- -------------
 533,802                494,998     480,438     1,163,332              1,663,896     1,962,757
=========== ====================== =========== ============= ====================== =============

                            MSF JENNISON GROWTH           MSF LOOMIS SAYLES SMALL CAP CORE
                            INVESTMENT DIVISION                        INVESTMENT DIVISION
------------------------------------------------ --------------------------------------------
     2011                   2010         2009       2011                   2010       2009
------------ ---------------------- ------------ ---------- ---------------------- ----------
1,234,658              1,148,604    1,170,101    115,539                116,312    116,157
  212,585              1,009,921      646,258     19,557                 70,304     70,176
 (380,769)              (923,867)    (667,755)   (39,147)               (71,077)   (70,021)
------------ ---------------------- ------------ ---------- ---------------------- ----------
1,066,474              1,234,658    1,148,604     95,949                115,539    116,312
============ ====================== ============ ========== ====================== ==========

        MSF METLIFE CONSERVATIVE ALLOCATION     MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                        INVESTMENT DIVISION                                 INVESTMENT DIVISION
-------------------------------------------- ----------------------------------------------------
    2011                   2010        2009        2011                   2010            2009
----------- ---------------------- ----------- ----------- ---------------------- ---------------
 281,025                179,332     133,696     523,187                443,689         336,506
 187,246                672,097     463,545     194,728                852,775         631,508
(174,309)              (570,404)   (417,909)   (226,796)              (773,277)       (524,325)
----------- ---------------------- ----------- ----------- ---------------------- ---------------
 293,962                281,025     179,332     491,119                523,187         443,689
=========== ====================== =========== =========== ====================== ===============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                         MSF METLIFE MID CAP STOCK INDEX                   MSF METLIFE MODERATE ALLOCATION
                                                     INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                               2011                   2010          2009         2011                   2010          2009
                          ------------ ---------------------- ------------- ------------ ---------------------- -------------
Units beginning of year   3,223,737              3,313,158     3,450,115    2,825,563              2,488,914     2,031,439
Units issued and
  transferred from
  other funding options     578,839              3,107,108     2,443,661      818,677              4,421,202     3,488,092
Units redeemed and
  transferred to other
  funding options          (661,737)            (3,196,529)   (2,580,618)    (593,430)            (4,084,553)   (3,030,617)
                          ------------ ---------------------- ------------- ------------ ---------------------- -------------
Units end of year         3,140,839              3,223,737     3,313,158    3,050,810              2,825,563     2,488,914
                          ============ ====================== ============= ============ ====================== =============

                                                 MSF MFS TOTAL RETURN                                     MSF MFS VALUE
                                                  INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ---------------------------------------------- -----------------------------------------------
                              2011                   2010        2009         2011                   2010          2009
                          ----------- ---------------------- ----------- ------------ ---------------------- -------------
Units beginning of year    568,106                580,613     469,855    3,975,344              4,056,273     4,061,727
Units issued and
  transferred from
  other funding options    110,243                701,621     595,895      685,905              3,454,529     2,678,033
Units redeemed and
  transferred to other
  funding options         (149,872)              (714,128)   (485,137)    (832,421)            (3,535,458)   (2,683,487)
                          ----------- ---------------------- ----------- ------------ ---------------------- -------------
Units end of year          528,477                568,106     580,613    3,828,828              3,975,344     4,056,273
                          =========== ====================== =========== ============ ====================== =============

                                      MSF NEUBERGER BERMAN MID CAP VALUE                     MSF OPPENHEIMER GLOBAL EQUITY
                                                     INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                               2011                   2010          2009         2011                   2010          2009
                          ------------ ---------------------- ------------- ------------ ---------------------- -------------
Units beginning of year   3,179,105              3,292,949     3,355,424    2,044,692              2,111,250     2,250,790
Units issued and
  transferred from
  other funding options     498,738              3,046,306     2,427,646      348,871              1,375,412     1,043,645
Units redeemed and
  transferred to other
  funding options          (637,055)            (3,160,150)   (2,490,121)    (475,051)            (1,441,970)   (1,183,185)
                          ------------ ---------------------- ------------- ------------ ---------------------- -------------
Units end of year         3,040,788              3,179,105     3,292,949    1,918,512              2,044,692     2,111,250
                          ============ ====================== ============= ============ ====================== =============

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

  MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                 MSF METLIFE STOCK INDEX
                            INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------------------------------------ -----------------------------------------------------
      2011                   2010          2009          2011                   2010           2009
------------- ---------------------- ------------- ------------- ---------------------- --------------
 5,118,269              4,732,679     3,956,910    36,664,506             36,924,505     36,120,853
 1,298,976              8,011,177     6,445,005     5,857,273             25,845,802     21,105,595
(1,017,009)            (7,625,587)   (5,669,236)   (6,220,079)           (26,105,801)   (20,301,943)
------------- ---------------------- ------------- ------------- ---------------------- --------------
 5,400,236              5,118,269     4,732,679    36,301,700             36,664,506     36,924,505
============= ====================== ============= ============= ====================== ==============

                 MSF MORGAN STANLEY EAFE INDEX                      MSF NEUBERGER BERMAN GENESIS
                           INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
     2011                   2010          2009         2011                   2010          2009
------------ ---------------------- ------------- ------------ ---------------------- -------------
4,717,340              4,618,467     4,548,869    4,111,864              4,279,459     4,285,033
1,183,779              5,171,804     3,949,991      590,730              3,571,339     2,810,773
 (990,468)            (5,072,931)   (3,880,393)    (786,998)            (3,738,934)   (2,816,347)
------------ ---------------------- ------------- ------------ ---------------------- -------------
4,910,651              4,717,340     4,618,467    3,915,596              4,111,864     4,279,459
============ ====================== ============= ============ ====================== =============

                        MSF RUSSELL 2000 INDEX                MSF T. ROWE PRICE LARGE CAP GROWTH
                           INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
     2011                   2010          2009         2011                   2010          2009
------------ ---------------------- ------------- ------------ ---------------------- -------------
2,808,600              2,972,133     2,979,566    3,148,378              3,409,767     3,522,287
  516,402              2,633,026     2,105,103      503,272              2,659,923     2,114,300
 (671,877)            (2,796,559)   (2,112,536)    (696,890)            (2,921,312)   (2,226,820)
------------ ---------------------- ------------- ------------ ---------------------- -------------
2,653,125              2,808,600     2,972,133    2,954,760              3,148,378     3,409,767
============ ====================== ============= ============ ====================== =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                                                                     MSF VAN ECK
                                                                                  GLOBAL NATURAL
                                  MSF T. ROWE PRICE SMALL CAP GROWTH                   RESOURCES
                                                 INVESTMENT DIVISION         INVESTMENT DIVISION
                          ------------------------------------------------- ----------------------
                               2011                   2010          2009                2011 (f)
                          ------------ ---------------------- ------------- ----------------------
Units beginning of year   4,055,742              4,272,691     4,498,247                     --
Units issued and
  transferred from
  other funding options     645,717              2,453,679     1,930,920                     83
Units redeemed and
  transferred to other
  funding options          (762,735)            (2,670,628)   (2,156,476)                    (2)
                          ------------ ---------------------- ------------- ----------------------
Units end of year         3,938,724              4,055,742     4,272,691                     81
                          ============ ====================== ============= ======================

                             PIMCO VIT
                             ALL ASSET
                            INVESTMENT                     PIMCO VIT LOW DURATION
                              DIVISION                        INVESTMENT DIVISION
                          ------------- -------------------------------------------
                             2011 (f)     2011                   2010    2009 (e)
                          ------------- --------- ---------------------- ----------
Units beginning of year           --    65,497                 66,450         --
Units issued and
  transferred from
  other funding options        8,680    16,680                     --     66,978
Units redeemed and
  transferred to other
  funding options                (31)   (1,813)                  (953)      (528)
                          ------------- --------- ---------------------- ----------
Units end of year              8,649    80,364                 65,497     66,450
                          ============= ========= ====================== ==========

                               ROYCE MICRO-CAP                          ROYCE SMALL-CAP
                           INVESTMENT DIVISION                      INVESTMENT DIVISION
                          ---------------------- --------------------------------------------
                            2011      2010 (b)      2011                   2010    2009 (h)
                          --------- ------------ ---------- ---------------------- ----------
Units beginning of year   19,226           --     26,235                  4,703         --
Units issued and
  transferred from
  other funding options    1,095       19,549     66,609                 35,416      4,771
Units redeemed and
  transferred to other
  funding options           (848)        (323)   (40,769)               (13,884)       (68)
                          --------- ------------ ---------- ---------------------- ----------
Units end of year         19,473       19,226     52,075                 26,235      4,703
                          ========= ============ ========== ====================== ==========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

                  MSF WESTERN ASSET MANAGEMENT                     MSF WESTERN ASSET MANAGEMENT
                  STRATEGIC BOND OPPORTUNITIES                                  U.S. GOVERNMENT
                           INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------ -------------------------------------------------
     2011                   2010         2009         2011                   2010          2009
------------ ---------------------- ------------ ------------ ---------------------- -------------
1,145,809              1,115,618    1,106,833    1,021,769              1,063,071     1,059,598
  190,447              1,232,736      931,022      193,206              1,297,550     1,058,237
 (267,433)            (1,202,545)    (922,237)    (257,910)            (1,338,852)   (1,054,764)
------------ ---------------------- ------------ ------------ ---------------------- -------------
1,068,823              1,145,809    1,115,618      957,065              1,021,769     1,063,071
============ ====================== ============ ============ ====================== =============

                                                                 C>
              PIONEER VCT EMERGING MARKETS                              PIONEER VCT MID CAP VALUE
                       INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------  ------------------------------------------------------
   2011                   2010      2009              2011                2010       2009 (d)
---------- ---------------------- ---------  ------------------ ---------------- ------------------
 41,431                 37,577    13,031              2,302               586                 --
 15,775                 11,637    26,780              1,144             1,815                604
(35,090)                (7,783)   (2,234)              (140)              (99)               (18)
---------- ---------------------- ---------  ------------------ ---------------- ------------------
 22,116                 41,431    37,577              3,306             2,302                586
========== ====================== =========  =================  ================ ==================

                UIF EMERGING MARKETS DEBT                          UIF EMERGING MARKETS EQUITY
                      INVESTMENT DIVISION                                  INVESTMENT DIVISION
-------------------------------------------  ----------------------------------------------------
  2011                   2010    2009 (h)            2011                   2010        2009 (h)
--------- ---------------------- ----------  ------------------ ---------------------- ----------
   259                    223        --              13,018                    442         --
14,310                     79       302              46,847                 13,146        714
  (686)                   (43)      (79)            (16,430)                  (570)      (272)
--------- ---------------------- ----------  ------------------ ---------------------- ----------
13,883                    259       223              43,435                 13,018        442
========= ====================== ==========  ================== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

                                     WELLS FARGO VT TOTAL RETURN BOND
                                                  INVESTMENT DIVISION
                          ----------------------------------------------
                             2011                     2010       2009
                          ---------- ------------------------ ----------
Units beginning of year    75,281                   39,845     15,329
Units issued and
  transferred from
  other funding options     4,877                   56,222     36,270
Units redeemed and
  transferred to other
  funding options         (71,469)                 (20,786)   (11,754)
                          ---------- ------------------------ ----------
Units end of year           8,689                   75,281     39,845
                          ========== ======================== ==========

(a) Commenced on May 1, 2005 and began transactions in 2009.

(b) Commenced on November 10, 2008 and began transactions in 2010.

(c) Commenced on May 4, 2009 and began transactions in 2011.

(d) Commenced on April 28, 2008 and began transactions in 2009.

(e) For the period May 4, 2009 to December 31, 2009.

(f) For the period May 2, 2011 to December 31, 2011.

(g) For the period May 3, 2010 to December 31, 2010.

(h) Commenced on November 10, 2008 and began transactions in 2009.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products, which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2011:

                                                          AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------ ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                           UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       --------- -------------- ----------- ------------- ----------- -------------------
AllianceBernstein Global          2011   914,212           4.70   4,293,695          0.43        0.00           (23.40)
  Thematic Growth Investment      2010    19,486           6.13     119,488          1.84        0.00            18.58
  Division                        2009    25,043           5.17     129,504            --        0.00            53.14
                                  2008    14,644           3.38      49,447            --        0.00           (47.48)
                                  2007     8,261           6.43      53,097            --        0.00            19.96
AllianceBernstein                 2011     3,232          14.63      47,286          4.56        0.00             6.38
  Intermediate Bond Investment    2010     3,146          13.75      43,265          5.90        0.00             8.93
  Division (Commenced 5/1/2005    2009     2,242          12.62      28,308          4.18        0.00            18.20
  and began transactions in 2009)
AllianceBernstein International   2011         9          15.08         141          1.92        0.00           (19.25)
  Value Investment Division       2010        73          18.68       1,357          2.40        0.00            13.41
  (Commenced 11/10/2008
  and began transactions in 2010)
American Century VP Vista         2011       679          12.74       8,654            --        0.00            (7.90)
  Investment Division             2010     5,360          13.83      74,155            --        0.00            23.88
                                  2009    13,115          11.17     146,455            --        0.00            22.47
                                  2008     8,686           9.12      79,193            --        0.00           (48.63)
                                  2007     1,642          17.75      29,133            --        0.00            39.76
American Funds Bond               2011   367,699  11.99 - 21.23   4,735,459          3.08 0.00 - 0.90      5.15 - 6.10
  Investment Division             2010   361,073  11.41 - 20.00   4,365,031          3.15 0.00 - 0.90      5.49 - 6.44
                                  2009   335,183  10.81 - 18.79   3,760,642          3.37        0.90    11.60 - 12.61
                                  2008   317,147   9.69 - 16.69   3,143,128          5.80        0.90  (10.12) - (9.37)
                                  2007   291,647  10.78 - 10.95   3,182,415         10.03        0.90      6.52 - 7.56
American Funds Global Small       2011 2,037,588  23.74 - 30.03  52,474,989          1.33 0.00 - 0.90 (19.87) - (19.14)
  Capitalization Investment       2010 2,114,920  29.62 - 37.13  67,405,353          1.74 0.00 - 0.90    21.32 - 22.41
  Division                        2009 2,152,577  24.42 - 30.34  56,054,284          0.29        0.90    59.85 - 61.30
                                  2008 2,098,117  15.27 - 18.81  33,880,750            --        0.90 (53.94) - (48.89)
                                  2007 1,945,062  33.16 - 35.20  67,615,279          3.01        0.90    20.32 - 21.42
American Funds Growth             2011 1,353,057 20.02 - 219.03 118,199,510          0.61 0.00 - 0.90   (5.13) - (4.27)
  Investment Division             2010 1,411,108 20.92 - 228.81 127,437,855          0.73 0.00 - 0.90    17.62 - 18.68
                                  2009 1,419,237 17.62 - 192.80 109,197,492          0.67        0.90    38.16 - 39.41
                                  2008 1,382,286 12.64 - 138.29  76,515,292          0.86        0.90  (44.47) - 27.72
                                  2007 1,218,654 94.52 - 100.35 121,273,017          0.82        0.90    11.33 - 12.35
American Funds Growth-Income      2011 1,453,945 44.65 - 149.67  71,256,817          1.57 0.00 - 0.90   (2.71) - (1.83)
  Investment Division             2010 1,483,095 45.89 - 152.46  73,861,194          1.51 0.00 - 0.90    10.43 - 11.43
                                  2009 1,491,242 41.56 - 136.83  66,537,414          1.65        0.90    30.07 - 31.24
                                  2008 1,461,879 31.95 - 104.26  49,610,668          1.79        0.90 (38.41) - (35.35)
                                  2007 1,381,044  51.88 - 55.07  75,370,228          1.59        0.90      4.11 - 5.04

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ------- ------------- ---------- ------------- ----------- -------------------
American Funds International      2011  21,039         24.94    524,711          1.50        0.00           (13.96)
  Investment Division             2010  27,930         28.99    809,625          2.23        0.00             7.23
  (Commenced 4/28/2008)           2009  17,214         27.03    465,344          1.51        0.00            43.07
                                  2008   2,335         18.89     44,134          2.51        0.00           (39.19)
American Funds U.S. Government/   2011   2,025         22.49     45,539          1.73        0.00             7.57
  AAA-Rated Securities            2010   1,810         20.90     37,830          1.49        0.00             5.75
  Investment Division             2009   4,564         19.77     90,231          3.32        0.00             2.50
  (Commenced 4/28/2008)           2008   1,808         19.29     34,883          2.26        0.00             6.61
Dreyfus VIF International         2011  16,153         11.40    184,061          1.88        0.00           (18.76)
  Value Investment Division       2010  16,502         14.03    231,464          1.53        0.00             4.22
                                  2009  21,676         13.45    291,742          3.77        0.00            30.67
                                  2008  33,156         10.30    341,560          2.14        0.00           (37.50)
                                  2007  42,550         16.48    701,093          1.66        0.00             3.97
Fidelity VIP Asset Manager:       2011 138,116         10.36  1,430,516          1.33        0.00            (6.27)
  Growth Investment Division      2010 172,460         11.05  1,905,608          1.12        0.00            16.18
                                  2009 181,097          9.51  1,722,435          1.60        0.00            32.79
                                  2008 126,890          7.16    908,867          1.87        0.00           (35.88)
                                  2007 112,746         11.17  1,259,390          4.07        0.00            18.83
Fidelity VIP Contrafund           2011 157,450         13.67  2,151,649          0.83        0.00            (2.64)
  Investment Division             2010 190,755         14.04  2,677,373          0.96        0.00            17.11
                                  2009 332,757         11.99  3,988,185          1.48        0.00            35.66
                                  2008 218,160          8.83  1,927,330          0.90        0.00           (42.60)
                                  2007 188,529         15.39  2,902,318          0.91        0.00            11.44
Fidelity VIP Equity-Income        2011   1,549         12.00     18,589          0.35        0.00             0.86
  Investment Division             2010  17,040         11.90    202,690          1.60        0.00            15.09
                                  2009  23,778         10.33    245,766          1.95        0.00            30.03
                                  2008  72,691          7.95    577,801          1.89        0.00           (42.69)
                                  2007  87,700         13.87  1,216,664          3.23        0.00            (0.93)
Fidelity VIP Freedom 2010         2011   3,238         10.55     34,144          2.18        0.00            (0.63)
  Investment Division             2010   3,002         10.61     31,860          2.67        0.00            12.45
  (Commenced 4/28/2008)           2009   1,541  9.44 - 12.05     14,548          3.32        0.45    23.72 - 24.27
                                  2008   3,089   7.63 - 9.69     23,569          6.53        0.45 (23.71) - (23.48)
Fidelity VIP Freedom 2020         2011  53,514 10.01 - 13.53    699,714          2.10        0.00   (1.47) - (1.03)
  Investment Division             2010  56,297 10.16 - 13.67    738,702          2.26        0.00    13.98 - 14.49
  (Commenced 4/28/2008)           2009  56,341  8.91 - 11.94    648,511          4.16        0.45    28.40 - 28.97
                                  2008   4,617   6.94 - 9.26     37,721          4.51        0.45 (30.60) - (30.39)
Fidelity VIP Freedom 2030         2011   6,028  9.45 - 13.00     56,970          1.97        0.00   (3.03) - (2.59)
  Investment Division             2010   9,011  9.75 - 13.35    108,191          2.42        0.00    15.56 - 16.08
  (Commenced 4/28/2008)           2009   3,665  8.43 - 11.50     31,738          2.47        0.45    31.07 - 31.66
                                  2008   3,324   6.43 - 8.74     21,387          6.89        0.45 (35.65) - (35.46)
Fidelity VIP Freedom 2050         2011   1,492         10.34     15,438          1.77        0.00            (5.36)
  Investment Division
  (Commenced 5/4/2009
  and began transactions in 2011)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31        FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------ ----------------------------------------
                                                                                     EXPENSE(2)    TOTAL(3)
                                                UNIT VALUE            INVESTMENT(1)       RATIO      RETURN
                                                 LOWEST TO        NET        INCOME   LOWEST TO   LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%) HIGHEST (%)
                                       ------- ----------- ---------- ------------- ----------- --------------
Fidelity VIP High Income          2011   2,677       16.14     43,223         37.24        0.00        4.03
  Investment Division             2010     294       15.52      4,565          4.94        0.00       13.82
  (Commenced 4/28/2008 and        2009   3,001       13.63     40,915         26.74        0.00       43.96
  began transactions in 2009)
Fidelity VIP Investment           2011 117,053       14.93  1,747,852          4.67        0.00        7.21
  Grade Bond Investment Division  2010  38,436       13.93    535,344          4.23        0.00        7.68
                                  2009  18,087       12.93    233,950         10.75        0.00       15.67
                                  2008   3,908       11.18     43,701          1.19        0.00       (3.35)
                                  2007  73,675       11.57    852,372          0.68        0.00        4.23
Fidelity VIP Mid Cap              2011  24,942       24.62    613,958          0.03        0.00      (10.85)
  Investment Division             2010  16,733       27.61    462,031          0.15        0.00       28.57
  (Commenced 4/28/2008)           2009  10,051       21.48    215,869          0.29        0.00       39.75
                                  2008   2,071       15.37     31,825          0.15        0.00      (46.25)
FTVIPT Mutual Global              2011  44,626       17.56    783,835          2.31        0.00       (2.96)
  Discovery Securities Investment 2010  53,444       18.10    967,332          1.39        0.00       11.96
  Division                        2009  54,588       16.17    882,515          0.75        0.00       23.31
                                  2008 140,006       13.11  1,835,518          2.51        0.00      (28.44)
                                  2007  93,103       18.32  1,706,062          1.59        0.00       11.84
FTVIPT Templeton Foreign          2011 203,775       14.83  3,021,785          1.67        0.00      (10.44)
  Securities Investment Division  2010 558,309       16.56  9,244,694          2.02        0.00        8.67
                                  2009 520,792       15.24  7,935,141          3.61        0.00       37.34
                                  2008 527,866       11.09  5,856,168          2.58        0.00      (40.23)
                                  2007 504,436       18.56  9,363,624          2.07        0.00       15.78
FTVIPT Templeton Global           2011  14,004       20.66    289,345          3.79        0.00       (0.61)
  Bond Securities Investment      2010     179       20.79      3,728          0.20        0.00       14.71
  Division (Commenced 5/4/2009)   2009     204       18.12      3,704            --        0.00       95.55
Goldman Sachs Mid-Cap Value       2011  19,234       13.95    268,248          0.67        0.00       (6.37)
  Investment Division             2010  24,643       14.90    367,089          0.70        0.00       25.00
                                  2009  27,552       11.92    328,341          1.09        0.00       33.15
                                  2008 102,102        8.95    913,808          1.06        0.00      (37.33)
                                  2007  84,789       14.28  1,210,921          1.16        0.00       (0.70)
Goldman Sachs Structured          2011   4,148       12.12     50,259          0.82        0.00        0.67
  Small Cap Equity Investment     2010   4,258       12.04     51,252          0.57        0.00       30.12
  Division                        2009   7,623        9.25     70,508          1.46        0.00       27.67
                                  2008   6,818        7.24     49,396          0.66        0.00      (33.96)
                                  2007  12,264       10.97    134,527          0.51        0.00      (17.46)
Invesco V.I. Global Real          2011  54,002       27.60  1,490,644          4.08        0.00       (6.51)
  Estate Investment Division      2010  54,093       29.53  1,597,111          5.17        0.00       17.51
                                  2009  59,960       25.13  1,506,522            --        0.00       31.53
                                  2008  76,172       19.10  1,455,085          5.47        0.00      (44.65)
                                  2007  74,508       34.51  2,571,266          5.97        0.00      (12.34)
Invesco V.I. Government           2011   1,570       13.69     21,491            --        0.00        7.73
  Securities Investment Division
  (Commenced 5/2/2011)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31        FOR THE YEAR ENDED DECEMBER 31
                                    ------------------------------ ----------------------------------------
                                                                                  EXPENSE(2)    TOTAL(3)
                                             UNIT VALUE            INVESTMENT(1)       RATIO      RETURN
                                              LOWEST TO        NET        INCOME   LOWEST TO   LOWEST TO
                                      UNITS HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%) HIGHEST (%)
                                    ------- ----------- ---------- ------------- ----------- --------------
Invesco V.I. International     2011   1,308       17.89     23,407          1.52        0.00       (6.74)
  Growth Investment Division   2010  14,201       19.18    272,411          2.40        0.00       12.86
  (Commenced 4/28/2008 and     2009   1,080       17.00     18,360          1.38        0.00       35.24
  began transactions in 2009)
Invesco V.I. Van Kampen        2011  17,951       10.59    190,062          0.44        0.00       (2.11)
  Comstock Investment Division 2010   2,966       10.82     32,084            --        0.00       19.94
  (Commenced 5/3/2010)
Janus Aspen Balanced           2011  81,522       16.43  1,339,788          2.04        0.00        1.36
  Investment Division          2010 155,834       16.22  2,526,859          2.71        0.00        8.12
                               2009  99,381       15.00  1,490,464          2.93        0.00       25.58
                               2008  20,633       11.94    246,409          3.65        0.00      (16.08)
                               2007   5,625       14.23     80,035          3.00        0.00       10.31
Janus Aspen Forty              2011  45,616       15.41    703,136          0.24        0.00       (6.94)
  Investment Division          2010  73,218       16.56  1,212,768          0.24        0.00        6.48
                               2009  61,130       15.56    950,941          0.01        0.00       46.01
                               2008  45,182       10.65    475,295          0.01        0.00      (44.31)
                               2007  27,126       19.13    518,927          0.25        0.00       36.64
Janus Aspen Janus              2011  85,791       10.00    858,094          0.24        0.00       (5.30)
  Investment Division          2010 741,523       10.56  7,832,002          1.09        0.00       14.52
                               2009 718,894        9.22  6,630,451          0.54        0.00       36.35
                               2008 685,791        6.76  4,638,873          0.74        0.00      (39.71)
                               2007 643,417       11.22  7,219,885          0.74        0.00       15.08
Janus Aspen Overseas           2011  15,536       22.15    344,135          0.10        0.00      (32.34)
  Investment Division          2010  11,481       32.74    375,851          0.73        0.00       25.02
  (Commenced 4/28/2008)        2009   3,135       26.19     82,093          0.46        0.00       79.07
                               2008   1,777       14.62     25,984            --        0.00      (52.68)
MFS VIT Global Equity          2011     356       15.23      5,414          0.67        0.00       (4.53)
  Investment Division          2010  14,222       15.95    226,794          0.78        0.00       12.05
                               2009   5,543       14.23     78,884          2.04        0.00       31.80
                               2008   5,386       10.80     58,159          0.76        0.00      (33.95)
                               2007   3,948       16.35     64,569          1.71        0.00        8.93
MFS VIT High Income            2011   8,896       15.21    135,311          8.93        0.00        3.86
  Investment Division          2010   9,020       14.65    132,109          7.00        0.00       14.40
                               2009   9,209       12.80    117,897          1.48        0.00       45.22
                               2008     354        8.82      3,111         10.38        0.00      (28.67)
                               2007   1,776       12.36     21,944          9.79        0.00        1.56
MFS VIT New Discovery          2011   7,919       15.46    122,395            --        0.00      (10.49)
  Investment Division          2010   7,814       17.27    134,923            --        0.00       35.94
  (Commenced 5/3/2004 and      2009     396       12.70      5,029            --        0.00       62.92
  began transactions in 2007)  2008     249        7.80      1,942            --        0.00      (39.52)
                               2007     253       12.89      3,269            --        0.00        2.25

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OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------ ---------------------------------------------
                                                                                             EXPENSE(2)         TOTAL(3)
                                                       UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                        LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                              UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                         ---------- ------------- ----------- ------------- ----------- -------------------
MFS VIT Value Investment            2011      3,138         14.12      44,299          1.45        0.00            (0.47)
  Division                          2010      5,577         14.18      79,095          1.32        0.00            11.22
  (Commenced 5/3/2004 and           2009      5,803         12.75      74,001          1.24        0.00            22.45
  began transactions in 2007)       2008      6,081         10.41      63,334          6.73        0.00           (32.72)
                                    2007      2,966         15.48      45,933            --        0.00             7.56
MIST American Funds Balanced        2011     50,766         10.16     515,995          1.44        0.00            (1.80)
  Allocation Investment Division    2010     41,296         10.35     427,406          1.26        0.00            12.40
  (Commenced 4/28/2008)             2009     23,102          9.21     212,728            --        0.00            30.06
                                    2008      1,427          7.08      10,107          5.25        0.00           (29.27)
MIST American Funds Growth          2011     82,817          9.43     781,245          1.38        0.00            (4.41)
  Allocation Investment Division    2010     71,574          9.87     706,300          0.62        0.00            13.78
  (Commenced 4/28/2008)             2009     15,564          8.67     134,986            --        0.00            34.36
                                    2008      2,439          6.45      15,747          8.38        0.00           (35.51)
MIST American Funds Moderate        2011     37,706         10.65     401,606          1.66        0.00             0.44
  Allocation Investment Division    2010     23,584         10.60     250,094          1.38        0.00            10.15
  (Commenced 4/28/2008)             2009      9,961          9.63      95,893            --        0.00            23.90
                                    2008        593          7.77       4,607          6.80        0.00           (22.46)
MIST BlackRock Large Cap            2011 12,762,727  8.43 - 36.66 291,615,739          1.12 0.00 - 0.90    (0.36) - 0.54
  Core Investment Division          2010 13,468,383  8.42 - 36.79 309,489,536          1.34 0.00 - 0.90    11.73 - 12.73
  (Commenced 4/30/2007)             2009 14,107,746  7.50 - 32.93 291,577,776          1.61 0.45 - 0.90    18.37 - 19.43
                                    2008 14,670,780  6.31 - 27.82 258,799,279          0.70 0.45 - 0.90 (37.68) - (31.87)
                                    2007 15,352,126 10.08 - 44.64 436,975,682            -- 0.45 - 0.90      0.80 - 6.77
MIST Clarion Global Real            2011  1,311,823 14.06 - 15.06  19,560,387          4.03 0.00 - 0.90   (6.12) - (5.28)
  Estate Investment Division        2010  1,342,988 14.98 - 15.90  21,160,564          8.28 0.00 - 0.90    15.24 - 16.28
                                    2009  1,332,507 13.00 - 13.68  18,066,465          3.50        0.90    33.91 - 35.12
                                    2008  1,247,223  9.71 - 10.12  12,525,455          2.00        0.90 (44.73) - (41.56)
                                    2007  1,071,638 16.76 - 17.32  18,432,903          1.09        0.90 (15.57) - (14.81)
MIST Dreman Small Cap Value         2011      2,480         14.49      35,938          1.63        0.00           (10.12)
  Investment Division               2010      1,705         16.12      27,489          0.82        0.00            19.53
  (Commenced 4/28/2008)             2009      1,271         13.49      17,136            --        0.00            29.09
                                    2008         11         10.45         120            --        0.00           (25.08)
MIST Harris Oakmark                 2011  1,483,192  9.53 - 18.68  27,216,742          0.03 0.00 - 0.90 (14.75) - (13.98)
  International Investment Division 2010  1,473,309 20.09 - 21.72  31,544,698          2.05 0.00 - 0.90    15.63 - 16.67
                                    2009  1,439,875 17.38 - 18.61  26,459,351          7.87        0.90    54.07 - 55.46
                                    2008  1,337,674 11.28 - 11.97  15,844,670          1.96        0.90 (41.26) - (37.26)
                                    2007  1,335,770 19.20 - 20.20  26,700,786          0.89        0.90   (1.74) - (0.83)
MIST Invesco Small Cap              2011    279,254 14.80 - 18.28   4,412,967            -- 0.00 - 0.90   (1.73) - (0.85)
  Growth Investment Division        2010    280,254 15.06 - 18.44   4,469,898            -- 0.00 - 0.90    25.34 - 26.47
                                    2009    268,049 12.01 - 14.58   3,392,636            --        0.90    33.01 - 34.21
                                    2008    230,618  9.03 - 10.86   2,187,257            --        0.90 (38.73) - (34.43)
                                    2007    208,985 14.84 - 15.62   3,233,322            --        0.90    10.42 - 11.41

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OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31            FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS    HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      --------- -------------- ---------- ------------- ----------- -------------------
MIST Janus Forty Investment      2011 1,093,634 10.07 - 329.01 12,484,277          1.80 0.00 - 0.90   (8.16) - (7.32)
  Division (Commenced 4/30/2007) 2010 1,185,626 10.96 - 355.01 14,254,655          1.71 0.00 - 0.90      8.70 - 9.68
                                 2009 1,122,196 10.08 - 323.68 12,100,411            --        0.90    41.93 - 43.21
                                 2008   943,170  7.10 - 226.02  6,915,393          4.58        0.90 (44.68) - (41.84)
                                 2007   281,380  12.33 - 12.40  3,487,948            --        0.90    23.30 - 24.00
MIST Lazard Mid Cap              2011   358,406  12.90 - 17.20  5,277,678          0.92 0.00 - 0.90   (5.98) - (5.13)
  Investment Division            2010   360,447  13.62 - 18.13  5,585,124          1.05 0.00 - 0.90    22.15 - 23.25
                                 2009   362,314  11.09 - 14.71  4,569,758          1.34        0.90    35.92 - 37.14
                                 2008   371,732   8.11 - 10.73  3,422,640          1.17        0.90 (38.70) - (36.07)
                                 2007   340,316  13.14 - 15.10  5,084,696          0.63        0.90   (3.37) - (2.45)
MIST Legg Mason ClearBridge      2011 1,353,551    7.98 - 9.38 12,365,794          0.08 0.00 - 0.90    (8.33) - 3.56
  Aggressive Growth Investment   2010   888,257    7.56 - 9.05  7,832,576          0.06 0.00 - 0.90    22.94 - 24.05
  Division                       2009   918,435    6.11 - 7.30  6,533,459          0.12        0.90    32.26 - 33.45
                                 2008   929,444    4.59 - 5.47  4,956,827          0.01        0.90 (39.49) - (36.35)
                                 2007   893,124    7.54 - 8.82  7,804,601          0.22        0.90      1.71 - 2.56
MIST Lord Abbett Bond            2011 1,085,311  20.52 - 30.90 25,730,993          5.96 0.00 - 0.90      3.89 - 4.83
  Debenture Investment Division  2010 1,222,207  19.75 - 29.48 27,673,730          6.47 0.00 - 0.90    12.16 - 13.18
                                 2009 1,300,112  17.61 - 26.05 26,033,742          7.18 0.45 - 0.90    35.89 - 37.12
                                 2008 1,205,110  12.96 - 19.00 17,548,678          4.38 0.45 - 0.90 (19.13) - (18.40)
                                 2007 1,249,287  16.02 - 19.29 22,262,379          5.32 0.45 - 0.90     5.88 - 14.15
MIST Lord Abbett Mid Cap         2011     9,000          13.43    120,858          0.53        0.00            (3.69)
  Value Investment Division      2010     7,974          13.94    111,190          0.58        0.00            25.53
                                 2009     9,319          11.11    103,521          2.10        0.00            26.53
                                 2008    10,463           8.78     91,851          0.25        0.00           (38.78)
                                 2007     4,638          14.34     66,500          0.94        0.00             0.63
MIST Met/Franklin Income         2011    19,993          11.88    237,483          4.33        0.00             2.39
  Investment Division            2010    13,040          11.60    151,292          3.26        0.00            12.13
  (Commenced 4/28/2008)          2009     5,364          10.35     55,505            --        0.00            28.05
                                 2008     2,408           8.08     19,461          4.29        0.00           (19.19)
MIST Met/Franklin Mutual         2011     8,617           9.27     79,913          2.90        0.00            (0.27)
  Shares Investment Division     2010     6,134           9.30     57,042            --        0.00            11.23
  (Commenced 4/28/2008)          2009     2,904           8.36     24,280            --        0.00            25.15
                                 2008     1,208           6.68      8,064          3.53        0.00           (33.20)
MIST Met/Franklin Templeton      2011    27,693           9.96    275,812          1.86        0.00            (1.45)
  Founding Strategy Investment   2010    25,753          10.11    260,280            --        0.00            10.36
  Division (Commenced 4/28/2008) 2009    21,298           9.16    195,055            --        0.00            28.84
                                 2008     1,503           7.11     10,681          7.79        0.00           (28.92)
MIST Met/Templeton Growth        2011     6,014           8.90     53,526          1.44        0.00            (6.61)
  Investment Division            2010     5,088           9.53     48,492          0.98        0.00             7.88
  (Commenced 4/28/2008)          2009     2,173           8.83     19,197          0.02        0.00            33.08
                                 2008       480           6.64      3,188          1.08        0.00           (33.62)
MIST MetLife Aggressive Strategy 2011 1,049,786 10.97 - 114.35 12,472,661            -- 0.00 - 0.90 (13.94) - (10.95)
  Investment Division
  (Commenced 5/2/2011)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ ---------------------------------------------
                                                                                            EXPENSE(2)         TOTAL(3)
                                                      UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                       LOWEST TO        NET         INCOME   LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)      RATIO (%) HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ----------- ------------- ----------- -------------------
MIST MFS Emerging Markets Equity   2011      2,070         11.09      22,950            --        0.00           (22.19)
  Investment Division
  (Commenced 5/2/2011)
MIST MFS Research International    2011    820,338 13.07 - 15.26  12,176,899          2.07 0.00 - 0.90 (11.23) - (10.44)
  Investment Division              2010    838,110 14.64 - 17.04  13,920,818          1.89 0.00 - 0.90    10.65 - 11.65
                                   2009    885,756 13.14 - 15.26  13,178,754          3.35        0.90    30.75 - 31.93
                                   2008    870,603  9.99 - 11.57   9,814,566          2.06        0.90 (42.78) - (41.00)
                                   2007    695,827 17.33 - 20.03  13,629,924          1.44        0.90    12.59 - 13.61
MIST Morgan Stanley Mid Cap        2011 12,356,734  6.22 - 17.47 178,350,417          0.73 0.00 - 0.90   (7.50) - (6.67)
  Growth Investment Division       2010 13,121,650  6.67 - 18.71 203,754,931            -- 0.00 - 0.90    17.91 - 32.19
  (Commenced 5/3/2004 and          2009     23,317 13.14 - 14.13     306,427            --        0.00    57.27 - 57.83
  began transactions in 2007)      2008      1,987   8.35 - 8.96      16,600          1.36        0.00 (46.77) - (43.85)
                                   2007      2,000         15.69      31,371            --        0.00            23.52
MIST Oppenheimer Capital           2011    153,394  9.79 - 11.52   1,734,835          0.34 0.00 - 0.90   (1.86) - (0.97)
  Appreciation Investment Division 2010    155,354  9.89 - 11.63   1,779,611          0.66 0.00 - 0.90      8.70 - 9.68
                                   2009    155,544  9.02 - 10.61   1,631,638            --        0.90    42.73 - 44.02
                                   2008    114,986   6.26 - 7.37     841,297          3.67        0.90 (46.29) - (43.37)
                                   2007     70,634 13.27 - 13.59     955,427          0.11        0.90    13.42 - 14.49
MIST PIMCO Inflation               2011    700,157 11.56 - 17.42  10,519,501          1.74 0.00 - 0.90    10.23 - 11.49
  Protected Bond Investment        2010    653,613 12.97 - 15.63   8,812,538          2.54 0.00 - 0.90      7.04 - 8.00
  Division                         2009    618,801 12.12 - 14.47   7,734,444          3.75        0.90    17.31 - 18.37
                                   2008    523,888 10.33 - 12.23   5,523,166          3.28        0.90   (9.73) - (6.61)
                                   2007     80,592 11.16 - 11.33     911,539          1.27        0.90    10.06 - 11.08
MIST PIMCO Total Return            2011  2,427,091 10.79 - 19.95  47,131,879          2.84 0.00 - 0.90      2.50 - 3.42
  Investment Division              2010  2,450,427 17.69 - 19.29  46,602,262          3.66 0.00 - 0.90      7.44 - 8.41
                                   2009  2,378,221 16.46 - 17.80  41,820,317          7.36        0.90    17.33 - 18.39
                                   2008  2,287,745 14.03 - 15.03  34,041,059          3.92        0.90    (1.28) - 0.61
                                   2007  2,175,489 14.07 - 14.94  32,210,481          3.46        0.90      6.91 - 7.87
MIST Pioneer Fund                  2011     13,480         13.08     176,354          1.21        0.00            (4.55)
  Investment Division              2010     17,938         13.71     245,860          0.90        0.00            17.93
  (Commenced 5/4/2009)             2009     20,277         11.79     239,136            --        0.00            17.93
MIST RCM Technology                2011  1,828,123   6.67 - 7.34  13,216,535            -- 0.00 - 0.90  (10.60) - (9.79)
  Investment Division              2010  2,007,835   7.46 - 8.14  16,113,886            -- 0.00 - 0.90    27.12 - 28.27
                                   2009  2,111,049   5.87 - 6.34  13,221,048            --        0.90    57.74 - 59.17
                                   2008  1,806,845   3.72 - 3.99   7,121,496         13.07        0.90 (44.79) - (37.82)
                                   2007  1,867,295   6.74 - 7.15  13,231,277            --        0.90    30.62 - 31.68
MIST SSgA Growth and Income        2011    381,525 11.55 - 12.90   4,611,127          1.79 0.00 - 0.90      0.37 - 1.28
  ETF Investment Division          2010    320,284 11.51 - 12.74   3,818,907          1.29 0.00 - 0.90    11.60 - 12.61
                                   2009    149,333 10.31 - 11.31   1,581,109          1.61        0.90    23.84 - 24.96
                                   2008     39,742   8.33 - 9.05     336,449          1.95        0.90 (25.54) - (23.99)
                                   2007     30,551 11.18 - 11.35     345,473            --        0.90      4.78 - 5.78

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ---------- ------------- ----------- ------------- ----------- -------------------
MIST SSgA Growth ETF            2011    299,115 10.59 - 12.05   3,309,518          1.76 0.00 - 0.90   (2.75) - (1.86)
  Investment Division           2010    237,751 10.89 - 12.28   2,679,381          1.57 0.00 - 0.90    13.35 - 14.37
                                2009    181,473  9.61 - 10.74   1,789,007          1.53        0.90    28.34 - 29.51
                                2008     59,898   7.48 - 8.29     457,331          1.65        0.90 (33.42) - (30.82)
                                2007     56,164 11.24 - 11.41     639,459            --        0.90      4.95 - 5.94
MIST T. Rowe Price Large        2011    108,604          9.96   1,081,554          0.51        0.00            (3.77)
  Cap Value Investment Division 2010    601,441         10.35   6,224,061          1.22        0.00            17.33
                                2009    585,353          8.82   5,163,011          2.45        0.00            18.67
                                2008    569,914  7.43 - 48.32   4,235,811          1.80        0.00 (36.20) - (32.76)
                                2007    539,972         11.65   6,289,386          1.00        0.00             4.02
MIST T. Rowe Price Mid Cap      2011  1,957,835 11.07 - 18.03  25,204,627            -- 0.00 - 0.90   (2.28) - (1.39)
  Growth Investment Division    2010  1,725,748 11.33 - 18.33  21,234,908            -- 0.00 - 0.90    26.93 - 28.07
                                2009  1,754,850  8.93 - 14.35  16,772,681            --        0.90    44.54 - 45.85
                                2008  1,702,757   6.18 - 9.87  11,162,717          0.07        0.90 (40.16) - (37.28)
                                2007  1,587,296 10.32 - 16.38  17,384,199          0.21        0.90    16.74 - 17.85
MIST Third Avenue Small Cap     2011     54,483         14.79     806,051          0.92        0.00            (8.98)
  Value Investment Division     2010     96,930         16.25   1,575,589          1.05        0.00            19.90
                                2009     66,457         13.56     900,994          0.62        0.00            26.45
                                2008     22,742         10.72     243,831          0.70        0.00           (29.73)
                                2007     24,943         15.28     381,064          0.85        0.00            (2.98)
MSF Artio International         2011  2,947,427 10.02 - 15.01  35,919,561          1.77 0.00 - 0.90 (20.59) - (19.87)
  Stock Investment Division     2010  2,985,340 12.56 - 18.74  45,766,876          1.57 0.00 - 0.90      6.25 - 7.21
                                2009  3,130,833 11.77 - 17.48  45,163,862          0.71 0.45 - 0.90    21.07 - 22.17
                                2008  3,272,041  9.71 - 14.31  38,994,328          3.13 0.45 - 0.90 (44.63) - (40.37)
                                2007  3,371,026 17.46 - 23.95  72,704,709          1.05 0.45 - 0.90     9.36 - 11.35
MSF Barclays Capital Aggregate  2011  5,367,889 17.85 - 20.54 108,763,587          3.52 0.00 - 0.90      6.55 - 7.51
  Bond Index Investment         2010  6,069,208 16.75 - 19.11 114,484,755          3.72 0.00 - 0.90      5.10 - 6.05
  Division                      2009  5,979,612 15.94 - 18.02 106,351,639          5.95 0.45 - 0.90      4.22 - 5.17
                                2008  5,705,639 15.30 - 17.13  96,524,738          4.55 0.45 - 0.90      4.32 - 5.99
                                2007  6,582,200 14.56 - 16.17 104,928,263          4.49 0.45 - 0.90     5.89 - 11.27
MSF BlackRock Aggressive        2011  8,613,267 16.80 - 63.39 184,990,795          0.30 0.00 - 0.90   (3.87) - (3.00)
  Growth Investment Division    2010  9,010,506 17.39 - 65.35 200,141,525          0.07 0.00 - 0.90    14.27 - 15.30
                                2009  9,655,662 15.15 - 56.68 187,532,635          0.20 0.45 - 0.90    48.10 - 49.44
                                2008 10,226,808 10.19 - 37.93 134,277,037            -- 0.45 - 0.90 (46.22) - (44.59)
                                2007 10,673,487 18.84 - 26.64 260,061,815            -- 0.45 - 0.90    19.53 - 20.60
MSF BlackRock Bond Income       2011  3,448,815 18.67 - 88.42  84,065,205          3.92 0.00 - 0.90      5.61 - 6.56
  Investment Division           2010  3,695,898 17.52 - 82.97  84,862,836          3.95 0.00 - 0.90      7.37 - 8.34
                                2009  3,849,026 16.17 - 76.59  82,419,233          7.04 0.45 - 0.90      8.49 - 9.47
                                2008  4,137,787 14.77 - 69.96  81,985,350          5.16 0.45 - 0.90   (4.31) - (3.43)
                                2007  4,467,585 15.30 - 31.06  92,436,358          3.24 0.45 - 0.90     5.36 - 12.31
MSF BlackRock Diversified       2011 10,223,668 15.50 - 62.70 255,554,192          2.43 0.00 - 0.90      2.87 - 3.81
  Investment Division           2010 10,826,228 14.93 - 60.41 263,102,316          1.90 0.00 - 0.90      8.67 - 9.65
                                2009 11,480,151 13.61 - 55.09 257,391,816          5.15 0.45 - 0.90    16.25 - 17.30
                                2008 12,136,197 11.61 - 46.97 235,715,981          2.81 0.45 - 0.90 (25.47) - (20.65)
                                2007 12,715,624 15.43 - 38.69 334,245,436          2.54 0.45 - 0.90      4.96 - 8.02

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------ ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS     HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      --------- --------------- ---------- ------------- ----------- -------------------
MSF BlackRock Large Cap          2011 1,036,664   11.95 - 13.03 13,313,052          1.11 0.00 - 0.90      1.43 - 2.35
  Value Investment Division      2010 1,026,360   11.78 - 12.73 12,899,137          1.05 0.00 - 0.90      8.24 - 9.22
                                 2009 1,018,697   10.88 - 11.66 11,723,889          1.58        0.90    10.22 - 11.21
                                 2008   924,995    9.87 - 10.48  9,571,372          0.82        0.90 (35.46) - (30.94)
                                 2007   770,111   15.30 - 16.10 12,275,048          0.98        0.90      2.41 - 3.40
MSF BlackRock Legacy Large       2011   533,802    9.33 - 37.56  7,367,810          0.19 0.00 - 0.90   (9.76) - (8.94)
  Cap Growth Investment Division 2010   494,998   10.25 - 41.25  7,322,523          0.23 0.00 - 0.90    18.75 - 19.82
                                 2009   480,438    8.55 - 34.42  5,950,495          0.62        0.90    35.56 - 36.79
                                 2008   413,693    6.25 - 25.16  3,786,888          0.43        0.90 (37.07) - (34.56)
                                 2007   265,094    9.85 - 14.78  3,824,550          0.19        0.90    17.60 - 18.77
MSF BlackRock Money Market       2011 1,163,332   17.51 - 17.98 20,783,208            -- 0.00 - 0.90    (0.89) - 0.00
  Investment Division            2010 1,663,896   17.66 - 17.98 29,818,336          0.01 0.00 - 0.90    (0.89) - 0.01
                                 2009 1,962,757   17.82 - 17.98 35,228,518          0.45        0.90    (0.48) - 0.42
                                 2008 3,533,477   17.90 - 17.91 63,265,014          2.81        0.90      1.92 - 2.84
                                 2007 3,638,086   17.41 - 17.57 63,398,057          4.94        0.90      4.15 - 5.07
MSF Davis Venture Value          2011 1,569,723   12.50 - 41.31 53,650,792          1.15 0.00 - 0.90   (4.89) - (4.03)
  Investment Division            2010 1,632,869   13.03 - 43.04 57,910,618          1.00 0.00 - 0.90    11.00 - 12.00
                                 2009 1,661,533   11.63 - 38.43 52,773,242          1.57        0.90    30.80 - 31.99
                                 2008 1,580,625    8.81 - 29.12 38,001,762          1.34        0.90 (39.89) - (37.59)
                                 2007 1,479,707   14.53 - 42.17 58,550,244          0.77        0.90      3.65 - 4.56
MSF FI Value Leaders             2011   489,548    9.83 - 32.38  6,065,829          1.10 0.00 - 0.90   (6.99) - (6.15)
  Investment Division            2010   493,819   10.47 - 34.50  6,488,932          1.56 0.00 - 0.90    13.54 - 14.56
                                 2009   478,934    9.14 - 30.11  5,481,161          2.80        0.90    20.75 - 21.85
                                 2008   451,406    7.50 - 24.71  4,225,438          1.93        0.90 (39.49) - (34.25)
                                 2007   440,904   12.29 - 15.50  6,742,764          0.91        0.90      3.22 - 4.24
MSF Jennison Growth              2011 1,066,474    6.47 - 14.29 14,166,486          0.28 0.00 - 0.90    (0.39) - 0.51
  Investment Division            2010 1,234,658    6.44 - 14.22 15,408,401          0.59 0.00 - 0.90    10.63 - 11.66
                                 2009 1,148,604    5.77 - 12.74 13,473,347          0.19        0.90    38.73 - 39.99
                                 2008 1,170,101     4.12 - 9.10  9,813,769          2.43        0.90 (37.00) - (26.98)
                                 2007 1,203,057    6.48 - 13.98 15,741,716          0.42        0.90    10.62 - 11.66
MSF Loomis Sayles Small Cap      2011    95,949  16.14 - 357.46 17,443,984          0.11 0.00 - 0.90    (0.31) - 0.59
  Core Investment Division       2010   115,539  16.04 - 355.36 18,282,784          0.09 0.00 - 0.90    26.38 - 27.53
                                 2009   116,312  12.58 - 278.66 14,825,414          0.28        0.90    29.08 - 30.25
                                 2008   116,157   9.66 - 213.94 11,034,259            --        0.90 (36.47) - (30.05)
                                 2007    98,083  15.07 - 333.74 15,771,472          0.08        0.90    10.90 - 11.90
MSF Loomis Sayles Small Cap      2011   639,754   11.74 - 12.92  8,179,779            -- 0.00 - 0.90      2.06 - 2.98
  Growth Investment Division     2010   597,616   11.50 - 12.54  7,430,441            -- 0.00 - 0.90    30.53 - 31.71
                                 2009   592,149     8.22 - 9.52  5,593,368            --        0.90    28.77 - 38.63
                                 2008   579,322     5.93 - 7.33  4,206,928            --        0.90 (41.67) - (36.32)
                                 2007   569,953   11.73 - 12.46  7,040,049            --        0.90      3.53 - 4.53
MSF Met/Artisan Mid Cap          2011   187,483  18.74 - 267.60 47,188,989          0.95 0.00 - 0.90      5.80 - 6.76
  Value Investment Division      2010   222,836  17.60 - 250.67 46,601,141          0.74 0.00 - 0.90     7.99 - 15.04
                                 2009   191,339  35.18 - 217.89 41,071,915          1.13        0.90    40.30 - 41.56
                                 2008   196,801  24.85 - 153.92 29,975,616          0.37        0.90 (46.49) - (42.81)
                                 2007   191,591 268.52 - 285.05 54,129,720          0.56        0.90   (7.67) - (6.84)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ ---------------------------------------------
                                                                                            EXPENSE(2)         TOTAL(3)
                                                       UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                        LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                             UNITS    HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                        ---------- -------------- ---------- ------------- ----------- -------------------
MSF MetLife Conservative           2011    293,962 13.17 - 137.56  4,371,255          2.46 0.00 - 0.90      2.55 - 3.48
  Allocation Investment Division   2010    281,025 12.84 - 133.23  4,036,496          3.52 0.00 - 0.90     9.35 - 10.34
                                   2009    179,332 11.74 - 121.06  2,188,237          3.20        0.90    19.65 - 20.73
                                   2008    133,696   9.82 - 10.14  1,350,130          1.41        0.90 (14.87) - (13.89)
                                   2007     66,558  11.53 - 11.81    784,035            --        0.90      4.82 - 5.73
MSF MetLife Conservative to        2011    491,119 12.75 - 133.03  6,564,562          2.28 0.00 - 0.90      0.37 - 1.28
  Moderate Allocation Investment   2010    523,187 12.70 - 131.65  6,925,701          3.39 0.00 - 0.90    10.78 - 11.78
  Division                         2009    443,689 11.47 - 118.05  5,262,543          3.27        0.90    22.89 - 24.00
                                   2008    336,506    9.33 - 9.64  3,218,477          1.34        0.90 (22.11) - (20.23)
                                   2007    244,254  11.98 - 12.27  2,977,400            --        0.90      4.08 - 5.05
MSF MetLife Mid Cap Stock          2011  3,140,839  18.32 - 20.31 62,847,615          0.90 0.00 - 0.90   (2.77) - (1.89)
  Index Investment Division        2010  3,223,737  18.84 - 20.70 65,796,062          0.99 0.00 - 0.90    25.15 - 26.28
                                   2009  3,313,158  14.93 - 16.39 53,691,851          1.81        0.90    35.77 - 36.99
                                   2008  3,450,115  10.90 - 11.97 40,733,135          1.41        0.90 (36.75) - (35.42)
                                   2007  3,466,871  17.07 - 18.75 63,959,203          0.75        0.90      6.83 - 7.82
MSF MetLife Moderate               2011  3,050,810 12.22 - 127.62 39,588,309          1.72 0.00 - 0.90   (2.02) - (1.14)
  Allocation Investment Division   2010  2,825,563 12.48 - 129.39 37,214,331          2.69 0.00 - 0.90    12.45 - 13.47
                                   2009  2,488,914 11.09 - 114.33 28,790,175          3.09        0.90    25.71 - 26.84
                                   2008  2,031,439   8.82 - 90.36 18,535,109          1.08        0.90 (29.06) - (26.51)
                                   2007  1,452,241  12.44 - 12.74 18,395,945          0.19        0.90      3.58 - 4.51
MSF MetLife Moderate to            2011  5,400,236  11.62 - 12.34 66,170,247          1.59 0.00 - 0.90   (4.42) - (3.55)
  Aggressive Allocation Investment 2010  5,118,269 12.16 - 126.24 65,064,069          2.27 0.00 - 0.90    13.86 - 14.89
  Division                         2009  4,732,679 10.68 - 110.06 52,449,221          2.75        0.90    28.27 - 29.43
                                   2008  3,956,910    8.33 - 8.61 33,871,944          0.84        0.90 (35.55) - (32.36)
                                   2007  2,499,351  12.92 - 13.23 32,935,899          0.19        0.90      3.19 - 4.09
MSF MetLife Stock Index            2011 36,301,700 12.50 - 56.01 668,626,167          1.66 0.00 - 0.90      0.93 - 1.84
  Investment Division              2010 36,664,506 12.28 - 55.00 671,751,965          1.75 0.00 - 0.90    13.79 - 14.82
                                   2009 36,924,505 10.69 - 47.90 597,707,546          2.70 0.45 - 0.90    25.11 - 26.26
                                   2008 36,120,853  8.47 - 37.94 472,610,929          1.94 0.45 - 0.90 (37.67) - (34.22)
                                   2007 34,637,993 13.47 - 39.67 748,068,488          1.03 0.45 - 0.90     4.28 - 10.73
MSF MFS Total Return               2011    528,477  12.95 - 67.87  7,362,338          2.71 0.00 - 0.90      1.50 - 2.42
  Investment Division              2010    568,106  12.76 - 66.27  7,708,272          3.01 0.00 - 0.90     9.09 - 10.08
                                   2009    580,613  11.70 - 60.20  7,134,157          4.19        0.90    17.54 - 18.60
                                   2008    469,855   9.95 - 50.76  4,861,537          3.50        0.90 (22.84) - (20.13)
                                   2007    418,473  12.90 - 13.33  5,549,510          1.97        0.90      3.45 - 4.39
MSF MFS Value Investment           2011  3,828,828  12.53 - 18.20 52,363,369          1.56 0.00 - 0.90    (0.05) - 0.85
  Division                         2010  3,975,344  12.48 - 18.04 54,052,850          1.43 0.00 - 0.90    10.43 - 11.42
                                   2009  4,056,273  11.25 - 16.19 49,365,491            -- 0.45 - 0.90    19.74 - 20.82
                                   2008  4,061,727   9.35 - 13.40 41,012,912          1.91 0.45 - 0.90 (34.05) - (17.37)
                                   2007  4,115,566  14.14 - 17.54 61,926,665          0.78 0.45 - 0.90   (4.67) - (3.48)
MSF Morgan Stanley EAFE            2011  4,910,651   9.74 - 13.81 59,759,550          2.43 0.00 - 0.90 (13.28) - (12.50)
  Index Investment Division        2010  4,717,340  11.23 - 15.78 65,367,829          2.68 0.00 - 0.90      7.22 - 8.19
                                   2009  4,618,467  10.47 - 14.59 58,913,857          4.28 0.45 - 0.90    27.52 - 28.67
                                   2008  4,548,869   8.21 - 11.34 44,991,420          2.87 0.45 - 0.90 (42.58) - (40.15)
                                   2007  4,186,312  14.30 - 19.58 71,635,930          1.94 0.45 - 0.90     9.83 - 13.98

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     --------- ------------- ----------- ------------- ----------- -------------------
MSF Neuberger Berman            2011 3,915,596 18.49 - 20.50  79,279,066          0.74 0.00 - 0.90      4.85 - 5.80
  Genesis Investment Division   2010 4,111,864 17.63 - 19.37  78,718,096          0.51 0.00 - 0.90    20.49 - 21.58
                                2009 4,279,459 14.59 - 15.93  67,433,059          1.12        0.90    12.14 - 13.15
                                2008 4,285,033 12.90 - 14.08  59,706,219          0.54        0.90 (38.96) - (35.81)
                                2007 4,450,536 20.94 - 22.86 100,708,365          0.30        0.90   (4.30) - (3.41)
MSF Neuberger Berman Mid Cap    2011 3,040,788 18.92 - 28.59  69,819,694          0.78 0.00 - 0.90   (7.25) - (6.42)
  Value Investment Division     2010 3,179,105 20.40 - 30.55  77,987,809          0.83 0.00 - 0.90    25.18 - 26.31
                                2009 3,292,949 16.29 - 24.19  63,957,799          1.58        0.90    46.77 - 48.10
                                2008 3,355,424 11.10 - 16.33  44,065,744          0.85        0.90 (47.81) - (46.55)
                                2007 3,292,329 21.27 - 30.68  82,005,373          0.55        0.90      2.51 - 3.45
MSF Oppenheimer Global          2011 1,918,512 18.89 - 21.58  37,497,219          1.98 0.00 - 0.90   (9.05) - (8.24)
  Equity Investment Division    2010 2,044,692 20.77 - 23.52  43,706,570          1.54 0.00 - 0.90    15.19 - 16.23
                                2009 2,111,250 18.03 - 20.23  38,882,417          2.57 0.45 - 0.90    39.06 - 40.31
                                2008 2,250,790 12.94 - 14.42  29,644,684          2.15 0.45 - 0.90 (40.90) - (37.34)
                                2007 2,347,437 21.71 - 24.18  52,072,709          1.10 0.45 - 0.90     5.53 - 10.86
MSF Russell 2000 Index          2011 2,653,125 14.59 - 21.28  51,171,784          1.05 0.00 - 0.90   (4.96) - (4.10)
  Investment Division           2010 2,808,600 15.35 - 22.19  56,596,227          1.10 0.00 - 0.90    25.78 - 26.92
                                2009 2,972,133 12.21 - 17.49  47,243,288          2.05 0.45 - 0.90    24.88 - 26.01
                                2008 2,979,566  9.77 - 13.88  37,446,370          1.26 0.45 - 0.90 (34.09) - (30.11)
                                2007 2,975,863 14.83 - 20.87  56,244,600          0.91 0.45 - 0.90    (2.43) - 2.72
MSF T. Rowe Price Large Cap     2011 2,954,760 10.73 - 16.99  42,317,336          0.09 0.00 - 0.90   (1.99) - (1.11)
  Growth Investment Division    2010 3,148,378 10.95 - 17.18  45,775,087          0.27 0.00 - 0.90    16.00 - 17.05
                                2009 3,409,767  9.44 - 14.68  42,520,597          0.63        0.90    42.15 - 43.44
                                2008 3,522,287  6.64 - 10.23  30,702,575          0.59        0.90 (41.89) - (38.27)
                                2007 3,529,093 11.53 - 17.60  52,811,241          0.45        0.90      8.47 - 9.40
MSF T. Rowe Price Small Cap     2011 3,938,724 20.15 - 23.40  86,825,771            -- 0.00 - 0.90      0.86 - 1.77
  Growth Investment Division    2010 4,055,742 19.98 - 22.99  88,004,866            -- 0.00 - 0.90    33.69 - 34.90
                                2009 4,272,691 14.95 - 17.11  68,810,021          0.35 0.45 - 0.90    37.72 - 38.97
                                2008 4,498,247 10.85 - 12.37  52,291,217            -- 0.45 - 0.90 (36.76) - (33.41)
                                2007 4,692,085 17.16 - 19.47  85,746,187            -- 0.45 - 0.90      8.88 - 9.89
MSF Van Eck Global Natural      2011        81        162.89      13,179            --        0.00           (22.34)
  Resources Investment Division
  (Commenced 5/2/2011)
MSF Western Asset Management    2011 1,068,823 20.28 - 35.25  23,536,888          5.05 0.00 - 0.90      5.19 - 6.14
  Strategic Bond Opportunities  2010 1,145,809 19.28 - 33.21  23,786,502          6.04 0.00 - 0.90    11.72 - 12.73
  Investment Division           2009 1,115,618 17.25 - 29.46  20,580,082          6.60        0.90    31.04 - 32.22
                                2008 1,106,833 13.17 - 22.28  15,464,462          4.07        0.90 (15.76) - (14.42)
                                2007 1,117,386 15.63 - 16.60  18,372,006          2.67        0.90      3.10 - 4.08
MSF Western Asset Management    2011   957,065 15.77 - 23.91  16,435,798          1.49 0.00 - 0.90      4.56 - 5.51
  U.S. Government               2010 1,021,769 15.08 - 22.66  16,633,651          2.70 0.00 - 0.90      4.86 - 5.81
  Investment Division           2009 1,063,071 14.38 - 21.41  16,359,270          4.49        0.90      3.40 - 4.33
                                2008 1,059,598 13.91 - 20.52  15,636,881          4.27        0.90   (1.23) - (0.36)
                                2007 1,066,735 14.08 - 14.95  15,797,381          2.66        0.90      3.38 - 4.33
PIMCO VIT All Asset Investment  2011     8,649         11.12      96,138          3.04        0.00            (3.47)
  Division (Commenced 5/2/2011)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                   AS OF DECEMBER 31        FOR THE YEAR ENDED DECEMBER 31
                                       ----------------------------- ----------------------------------------
                                                                                    EXPENSE(2)    TOTAL(3)
                                               UNIT VALUE            INVESTMENT(1)       RATIO      RETURN
                                                LOWEST TO        NET        INCOME   LOWEST TO   LOWEST TO
                                        UNITS HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%) HIGHEST (%)
                                       ------ ----------- ---------- ------------- ----------- --------------
PIMCO VIT Low Duration            2011 80,364       11.77    946,008          1.68        0.00        1.11
  Investment Division             2010 65,497       11.64    762,531          1.62        0.00        5.29
  (Commenced 5/4/2009)            2009 66,450       11.06    734,746          1.55        0.00       10.57
Pioneer VCT Emerging              2011 22,116       18.14    401,298            --        0.00      (23.62)
  Markets Investment Division     2010 41,431       23.75    984,166          0.33        0.00       15.61
  (Commenced 4/28/2008)           2009 37,577       20.55    772,123          0.96        0.00       74.02
                                  2008 13,031       11.81    153,859            --        0.00      (55.11)
Pioneer VCT Mid Cap Value         2011  3,306       40.77    134,780          0.87        0.00       (5.64)
  Investment Division             2010  2,302       43.21     99,478          1.08        0.00       18.22
  (Commenced 4/28/2008 and        2009    586       36.55     21,403            --        0.00       25.58
  began transactions in 2009)
Royce Micro-Cap Investment        2011 19,473       15.94    310,463          2.46        0.00      (12.10)
  Division (Commenced 11/10/2008  2010 19,226       18.14    348,709          3.02        0.00       29.96
  and began transactions in 2010)
Royce Small-Cap Investment        2011 52,075       14.49    754,742          0.36        0.00       (3.28)
  Division (Commenced 11/10/2008  2010 26,235       14.99    393,142          0.14        0.00       20.52
  and began transactions in 2009) 2009  4,703       12.43     58,471            --        0.00       35.20
UIF Emerging Markets Debt         2011 13,883       30.33    420,998          3.50        0.00        7.03
  Investment Division             2010    259       28.33      7,343          4.24        0.00        9.74
  (Commenced 11/10/2008 and       2009    223       25.82      5,747          2.19        0.00       30.21
  began transactions in 2009)
UIF Emerging Markets Equity       2011 43,435       12.42    539,388          0.35        0.00      (18.22)
  Investment Division             2010 13,018       15.18    197,669          0.57        0.00       19.02
  (Commenced 11/10/2008 and       2009    442       12.76      5,643            --        0.00       69.84
  began transactions in 2009)
Wells Fargo VT Total Return       2011  8,689       15.56    135,214          2.74        0.00        8.33
  Bond Investment Division        2010 75,281       14.37  1,081,415          3.35        0.00        7.04
                                  2009 39,845       13.42    534,737          4.42        0.00       12.00
                                  2008 15,329       11.98    183,674          4.82        0.00        2.41
                                  2007  9,697       11.70    113,479          4.64        0.00        6.17

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Division.

                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                              NEW YORK, NY 10166

                                    RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #252) dated April 30, 2012. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.


                        --------  ---------------------
                        (Date)    (Client's Signature)

                             EQUITY ADVANTAGE VUL

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 30, 2012



   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 2012 obtained by writing to Metropolitan Life Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.


                                     SAI-1

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   -----

       GENERAL INFORMATION AND HISTORY............................ SAI-3

        The Company............................................... SAI-3

        The Separate Account...................................... SAI-3

       DISTRIBUTION OF THE POLICIES............................... SAI-3

       ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES. SAI-4

        Payment of Proceeds....................................... SAI-4

        Payment Options........................................... SAI-4

       ADDITIONAL INFORMATION ABOUT CHARGES....................... SAI-5

        Group or Sponsored Arrangements........................... SAI-5

       POTENTIAL CONFLICTS OF INTEREST............................ SAI-5

       LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY.......... SAI-5

       MISSTATEMENT OF AGE OR SEX................................. SAI-5

       REPORTS.................................................... SAI-6

       PERSONALIZED ILLUSTRATIONS................................. SAI-6

       PERFORMANCE DATA........................................... SAI-6

       REGISTRATION STATEMENT..................................... SAI-6

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............. SAI-7

       EXPERTS.................................................... SAI-7

       FINANCIAL STATEMENTS.......................................   F-1


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.

                         DISTRIBUTION OF THE POLICIES

   Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.

   The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

   Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                            AGGREGATE AMOUNT OF
                     AGGREGATE AMOUNT OF  COMMISSIONS RETAINED BY
             FISCAL  COMMISSIONS PAID TO DISTRIBUTOR AFTER PAYMENTS
             YEAR        DISTRIBUTOR          TO SELLING FIRMS
             ------  ------------------- --------------------------
             2011...     $7,963,172                  $0
             2010...     $7,757,198                  $0
             2009...     $3,626,819                  $0


   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   As noted in the prospectus, Distributor pays compensation to all selling firms in the form of commissions and certain types of non-cash compensation. Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2011 ranged from $0 to $25,311,993. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.


                                     SAI-3

   The following list sets forth the names of selling firms that sold the policies and that also received additional compensation in 2011 in connection with the sale of our and our affiliates' variable life policies, variable annuity contracts and other insurance products:



Ameriprise Financial Services, Inc.
AXA Advisors LLC
BBVA Compass Investment Solutions, Inc.
Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
ING Financial Partners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, LLC


Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney, LLC
National Planning Corporation
NEXT Financial Group
NFP Securities, Inc.
PNC Investments LLC
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Wealth Management


Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Sammons Securities Company, LLC
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Incorporated
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America
ValMark Securities, Inc.
Wall Street Financial Group, Inc.
Walnut Street Securities, Inc.
Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial Network, LLC
Woodbury Financial Services, Inc.



          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

   (ii)SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

  (iii)JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                                     SAI-4

                     ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                     SAI-5

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Portfolios.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions.

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                     SAI-6

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                    EXPERTS


   Robert L. Staffier, Jr., FSA, Vice President of MetLife has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                     SAI-7

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

                     Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------


ITEM 26. EXHIBITS

            (a)         Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 1
            (b)         None
            (c)   (i)   Form of Broker Agreement 1
                  (ii)  Forms of Selling Agreement 5
                  (iii) Form of Retail Sales Agreement 6
                  (iv)  Principal Underwriting Agreement 10
                  (v)   Enterprise Sales Agreement between MetLife Investors
                        Distribution  Company and broker-dealers dated
                        February 2010 13

            (d)   (i)   Flexible Premium Variable Life Policy 11
                  (ii)  Riders: Accelerated Death Benefit Rider, Accidental
                        Death Benefit Rider, Children's Term Insurance,
                        Guaranteed Minimum Death Benefit Rider, Guaranteed
                        Survivor Income Benefit Rider, Options to Purchase
                        Additional Insurance Coverage Rider, Overloan Protection
                        Rider, Waiver of Monthly Deduction Rider, Waiver of
                        Specified Premium Rider 11
            (e)   (i)   Enterprise Application for Policy 9
                  (ii)  Application Supplements 11
            (f)   (i)   Restated Charter and By-Laws of Metropolitan Life 2
                  (ii)  Amended and Restated Charter and By-laws of Metropolitan
                        Life 4
                  (iii) Amended and Restated By-Laws of Metropolitan Life 10
            (g)         Reinsurance Contracts (Filed herewith)
            (h)   (i)   Participation Agreement among Metropolitan Series Fund,
                        Inc., MetLife Advisers, LLC, MetLife Investors
                        Distribution Company and Metropolitan Life Insurance
                        Company (8/31/07) 8
                  (ii)  Participation Agreement among Met Investors Series
                        Trust, Metropolitan Life Insurance Company, Met
                        Investors Advisory Corp and MetLife Investors
                        Distribution Company 4
                  (iii) Participation Agreement among American Funds Insurance
                        Series, Capital Research and Management Company and
                        Metropolitan Life Insurance Company dated April 30th,
                        2001 3
                   (iv) First and Second Amendments to the Participation
                        Agreement with Met Investors Series Trust 12
                   (v)  Amendment to the American Funds Insurance Series
                        Participation Agreement dated April 30, 2010 14
                   (vi) Amendments to the Participation Agreements with Met
                        Investors Series Trust and Metropolitan Series Fund,
                        Inc. 15
            (i)         None
            (j)         None
            (k)         Opinion and Consent of Marie C. Swift as to the legality
                        of the securities being registered 11
            (l)         Actuarial Opinion and Consent (Filed herewith)
            (m)         Calculation Exhibit (Filed herewith)
            (n)         Consent of Independent Registered Public Accounting
                        Firm (Filed herewith)
            (o)         None
            (p)         None
            (q)   (i)   Memoranda describing certain procedures filed pursuant
                        to Rule 6e-3(T)(b)(12)(iii) 1
                  (ii)  Addendum to Memoranda describing certain procedures
                        filed pursuant to Rule 6e-3(T)(b)(12)(iii) 7
            (r)         Powers of Attorney (Filed herewith)


----------
1 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.
2 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration

      Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.
3 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E of Form N-4 (File No. 333-52366) filed on August 3, 2001
4 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.
5 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.


6 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed on April 25, 2006.


7 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.



8 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed September 10, 2007.



9 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147508) filed November 19, 2007.



10 Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed January 16, 2008.



11 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.


12 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.



13 Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's
      Registration Statement on Form N-4 (File No. 333-83716) as filed April 13, 2010.



14 Incorporated herein by reference to Exhibit (3)(d)(i) in Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) as filed on April 12, 2011.



15 Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR



NAME AND PRINCIPAL BUSINESS ADDRESS       POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------       --------------------------------------
Steven A. Kandarian                       Chairman of the Board, President and
MetLife, Inc, and Metropolitan Life       Chief Executive Officer
Insurance Company
200 Park Avenue
New York, NY 10166

Sylvia Mathews Burwell                    Director
President, WalMart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR  72716-0150

Eduardo Castro-Wright                     Director
Vice Chairman of Wal-Mart Stores,
Inc.
702 Southwest 8th Street
Bentonville, AK 72716

Cheryl W. Grise                           Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                          Director
Dean of Graduate School of Business
and Russell L. Carson Professor of
Finance and Economics
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                             Director
Senior Partner of SCP Partners and
President of GSI, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                      Director
President and Chief Executive
Officer
2014 NY/NJ Super Bowl Host Company
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ  07073

James M. Kilts                            Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                       Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Hugh B. Price                             Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                             Director
Director of Satcher Health
Leadership Institute and Center of
Excellence on Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                      Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Lulu C. Wang                              Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017



Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 1095 Avenue of Americas, New York, NY 10036.



NAME                                      POSITIONS WITH DEPOSITOR
-----------------------------------       --------------------------------------
Steven A. Kandarian                       Chairman of the Board, President and
                                          Chief Executive Officer

Michel Abbas Khalaf                       President, Europe/Middle
                                          East/Africa Division
Eric T. Steigerwalt                       Executive Vice President and Chief
                                          Financial Officer
William J. Toppeta                        Vice Chairman, EMEA/Asia
William J. Wheeler                        President, The Americas
Peter M. Carlson                          Executive Vice President and Chief
                                          Accounting Officer
Richard S. Collins                        Deputy General Counsel
Steven J. Goulart                         Executive Vice President and Chief
                                          Investment Officer
Nicholas D. Latrenta                      Executive Vice President and
                                          General Counsel
Donnalee A. DeMaio                        Executive Vice President
Michael K. Farrell                        Executive Vice President
Margaret C. Fechtmann                     Executive Vice President
Shailendra Ghorpade                       Executive Vice President
Franciscus Hijkoop                        Executive Vice President and Chief
                                          Human Resources Officer
Beth M. Hirschhorn                        Executive Vice President of Global
                                          Brand, Marketing and Communications
William R. Hogan                          Executive Vice President
Todd B. Katz                              Executive Vice President
Robin Lenna                               Executive Vice President
Eugene R. Marks, Jr.                      Executive Vice President
William D. Moore                          Executive Vice President
Anthony J. Nugent                         Executive Vice President
Oscar Schmidt                             Executive Vice President
Marc Sevestre                             Executive Vice President
Peter A. Smyth                            Executive Vice President
Stanley J. Talbi                          Executive Vice President
Andreas E. Vassiliou                      Executive Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

      The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


      (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is also the principal underwriter for the following investment companies (other than Registrant):



Met Investors Series Trust, Metropolitan Series Fund, Metropolitan Life Separate Account E, MetLife Investors USA Separate Account A, MetLife Investors USA Variable Life Account A, MetLife Investors Variable Annuity Account One,

MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Account One and Metropolitan Tower Separate Account Two.


      (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Office        Positions and Offices with Underwriter
-----------------------------------       --------------------------------------
Marlene B. Debel  (2)                     Treasurer

Michael K. Farrell (3)                    Director

Elizabeth M. Forget (2)                   Executive Vice President

Paul A. LaPiana (1)                       Executive Vice President, National
                                          Sales Manager- Life

Craig W. Markham (4)                      Director and Vice President

John G. Martinez (5)                      Vice President, Chief Financial
                                          Officer

Paul A. Sylvester (3)                     President, National Sales Manager-
                                          Annuities & LTC

William J. Toppeta (2)                    Director


(1) The principal business address is MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614.
(2) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036.
(3)   The principal business address is MetLife, 10 Park Avenue,
      Morristown, NJ 07962.
(4)   The principal business address is MetLife, 13045 Tesson Ferry Road,
      St. Louis, MO 63128.
(5) The principal business address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

      (c) Compensation from the Registrant.



       (1)                (2)               (3)             (4)             (5)
                                      Compensation on
                                          Events
                                      Occasioning the
                   Net Underwriting   Deduction of a
Name of Principal    Discounts and    Deferred Sales    Brokerage     Other
   Underwriter        Commissions          Load        Commissions  Compensation
   -----------        -----------          ----        -----------  ------------
MetLife Investors
Distribution
Insurance Company      $7,963,172           $0              $0           $0





ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, NY 10166

      (c)   MetLife Investors Distribution Company
            5 Park Plaza, Suite 1900
            Irvine, California 92614

ITEM 32. MANAGEMENT SERVICES

      Not applicable

ITEM 33. FEE REPRESENTATION

      Metropolitan Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 12th day of April, 2012.


                                           Metropolitan Life Separate Account
                                           UL

                                           By:  Metropolitan Life Insurance
                                                Company

                                           By:  /s/ Paul G. Cellupica
                                           -------------------------------------
                                                   Paul G. Cellupica, Esq.
                                                   Chief Counsel

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 12th day of April, 2012.


                                     Metropolitan Life Insurance Company

                                     By:  /s/ Paul G. Cellupica
                                     -------------------------------------------
                                             Paul G. Cellupica, Esq.
                                             Chief Counsel


   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 12, 2012.



               SIGNATURE                                TITLE
               ---------                                -----

                   *                        Chairman of the Board, Chief
 -------------------------------------          Executive Officer and
          Steven A. Kandarian                         President

                   *                        Executive Vice President and
 -------------------------------------        Chief Accounting Officer
           Peter M. Carlson

                   *                                  Director
 -------------------------------------
        Sylvia Mathews Burwell

                   *                                  Director
 -------------------------------------
         Eduardo Castro-Wright

                   *                                  Director
 -------------------------------------
            Cheryl W. Grise

                   *                                  Director
 -------------------------------------
           R. Glenn Hubbard

                   *                                  Director
 -------------------------------------
             John M. Keane

                   *                                  Director
 -------------------------------------
         Alfred F. Kelly, Jr.

                   *                                  Director
 -------------------------------------
            James M. Kilts

                   *                                  Director
 -------------------------------------
          Catherine R. Kinney

                   *                                  Director
 -------------------------------------
             Hugh B. Price

 -------------------------------------                Director
             David Satcher

                   *                                  Director
 -------------------------------------
         Kenton J. Sicchitano

                   *                                  Director
 -------------------------------------
             Lulu C. Wang

                   *                        Executive Vice President and
 -------------------------------------         Chief Financial Officer
          Eric T. Steigerwalt



By:     /s/ Marie C. Swift
     --------------------------
     Marie C. Swift, Esq.
     Attorney-in-fact

* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                 Exhibit Index


(g) Reinsurance Contracts
(l) Actuarial Opinion and Consent
(m) Calculation Exhibit
(n) Consent of Independent Registered Public Accounting Firm
(r) Powers of Attorney